MERCURY FUNDS, INC. Mercury Select Growth Fund

DEAR SHAREHOLDER:

A Special Meeting of Shareholders of the Mercury Select Growth Fund (the “Fund”), a series of Mercury Funds, Inc. (the “Corporation”), has been scheduled for Friday, July 12, 2002. If you are a Shareholder of record as of the close of business on Monday, April 22, 2002, you are entitled to vote at the meeting and at any adjournment of the meeting.

While you are, of course, welcome to join us at the meeting, most Shareholders will cast their votes by filling out and signing the enclosed Proxy Card. Whether or not you plan to attend the meeting, we need your vote. Please mark, sign, and date the enclosed Proxy Card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. You can also vote over the telephone or the Internet by following the instructions accompanying the proxy card.

You are being asked to vote on an Agreement and Plan of Reorganization that would reorganize your Fund into the Turner Large Cap Growth Opportunities Fund, a series of the Turner Funds. In connection with the reorganization, you will receive Class I shares of the Turner Fund with the same aggregate net asset value as the Fund shares owned by you immediately prior to the reorganization. The Board of Directors of the Fund has recommended approval of the reorganization. We encourage you to support the Directors’ recommendation to approve the proposal.

The accompanying Proxy Statement/Prospectus includes a detailed description of the proposal upon which you are being asked to vote. Please read the enclosed materials carefully and cast your vote. Remember, your vote is important to us. Please do not hesitate to call our proxy solicitor, Georgeson Shareholder, at 1-866-333-7856 if you have any questions about the proposal under consideration. Thank you for taking the time to consider this important proposal and for your investment in the Fund.

Sincerely, Susan Baker Secretary

MERCURY SELECT GROWTH FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Your Fund will host a Special Meeting of Shareholders on Friday, July 12, 2002, at 9:00 a.m., Eastern time. The Meeting will be held at Fund Asset Management’s offices at 800 Scudders Mill Road, Plainsboro, New Jersey 08536. At the Meeting, shareholders will be asked to vote on:

1. The approval or disapproval of an Agreement and Plan of Reorganization to reorganize Mercury Select Growth Fund into Turner Large Cap Growth Opportunities Fund. The Reorganization will be accomplished in four basic steps. First, since your Fund invests all of its assets in the corresponding Portfolio of Mercury Master Trust in a “master/feeder” structure, your Fund will receive a distribution of all of the assets and liabilities of the Portfolio in return for your Fund’s interests in the Portfolio in a “redemption-in-kind” transaction. Immediately after this redemption, your Fund will transfer substantially all of its assets and liabilities to Turner Large Cap Growth Opportunities Fund. Simultaneously, Turner Large Cap Growth Opportunities Fund will open an account for you and credit your account with Class I shares of Turner Large Cap Growth Opportunities Fund with the same aggregate net asset value as Mercury Select Growth Fund shares owned by you immediately prior to the Reorganization. A vote in favor of this proposal also constitutes a vote in favor of the liquidation and termination of your Fund.

2. Any other business properly brought before the meeting, including any adjournments or postponements of the meeting.

The Board of Directors of Mercury Select Growth Fund has fixed the close of business on April 22, 2002 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting of Shareholders or any adjournment thereof.

A complete list of the shareholders of Mercury Select Growth Fund entitled to vote at the Special Meeting of Shareholders will be available and open to the examination of any shareholders of Mercury Select Growth Fund for any purpose germane to the Special Meeting of Shareholders during ordinary business hours from and after June 28, 2002 at the offices of Fund Asset Management at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Order of the Board of Directors Susan Baker Secretary

Plainsboro, New Jersey May 30, 2002

YOUR VOTE IS IMPORTANT!
You are cordially invited to attend the Special Meeting of Shareholders. Shareholders who do not expect to attend the Meeting can vote easily and quickly. Just follow the simple instructions that appear on your enclosed proxy card. Please see the instructions accompanying the proxy card to vote by Internet and telephone.

PROXY INFORMATION

Mercury Select Growth Fund will host a Special Meeting of Shareholders on Friday, July 12, 2002, at the offices of Fund Asset Management, L.P. at 800 Scudders Mill Road, Plainsboro, New Jersey 08536. The purpose of this meeting is to vote on a proposal to reorganize your Fund into a substantially similar fund that is being created by Turner Funds, called Turner Large Cap Growth Opportunities Fund.

The first few pages of this booklet highlight key points about the proposed Reorganization and explain the proxy process, including how to cast your votes. Before you vote, please read the full text of the combined Proxy Statement/Prospectus for a complete understanding of the proposal.

KEY POINTS ABOUT THE PROPOSED REORGANIZATION

Purpose and Description of the Reorganization

The purpose of the Reorganization is to make your Fund a part of the Turner Funds. It is proposed that this occur in four basic steps. First, since your Fund invests all of its assets in the corresponding Portfolio of Mercury Master Trust in a “master/feeder” structure, your Fund will receive a distribution of all of the assets and liabilities of the Portfolio in return for your Fund’s interests in the Portfolio in a “redemption-in-kind” transaction. Immediately after this redemption, your Fund will transfer substantially all of its assets and liabilities to Turner Large Cap Growth Opportunities Fund. Simultaneously, Turner Large Cap Growth Opportunities Fund will open an account for you and credit your account with Class I shares of Turner Large Cap Growth Opportunities Fund with the same aggregate net asset value as Mercury Select Growth Fund shares owned by you immediately prior to the Reorganization. Finally, your Fund’s existence will terminate. Shareholders of Mercury Select Growth Fund will become shareholders of Turner Large Cap Growth Opportunities Fund. Turner Investment Partners, Inc. (“Turner Investment Partners”), currently your Fund’s subadviser, is the investment manager for the Turner Large Cap Growth Opportunities Fund and thus would continue to be in charge of the day-to-day management of your investment. Your Fund’s Board of Directors believes that the Reorganization is in the shareholders’ best interests for the reasons discussed below.

Reasons and Potential Benefits of the Reorganization

At their meeting on March 15, 2002, Mercury Select Growth Fund’s Board of Directors approved a plan to reorganize your Fund into Turner Large Cap Growth Opportunities Fund. The Board of Directors, including a majority of the Directors who are not “interested persons,” as defined in the Investment Company Act of 1940, as amended, determined that the proposed Reorganization is advisable and in the best interests of your Fund and its shareholders. Specifically, the Directors considered that after the Reorganization, shareholders of Mercury Select Growth Fund will remain invested in an open-end fund with a portfolio of equity securities that has capital appreciation as its investment objective and substantially similar investment strategies, policies and restrictions. The Directors also considered that it is expected that your Fund shares will be subject to the same or a lower operating expense ratio as part of the Turner Group of Funds. In addition, Turner Large Cap Growth Opportunities Fund does not assess a sales charge on purchases of its shares (or impose distribution or service fees). Furthermore, after the Reorganization, Turner Investment Partners, the current subadviser of your Fund, will continue to manage your Fund’s assets as part of the Turner Large Cap Growth Opportunities Fund. In addition, the Reorganization will not dilute the interests of Mercury Select Growth Fund’s shareholders.

If your Fund does not obtain shareholder approval of the Reorganization, the Fund will continue in existence unless the Board of Directors decides otherwise. However, absent a substantial growth in assets of your Fund, shareholder expenses have made Fund Asset Management’s continued subsidization of your Fund, which is discussed below under “Investment Advisory Fees,” not economical and there is no assurance that Fund Asset Management would continue to provide such subsidy.

Investment Advisory Fees

Under the investment advisory agreement between Turner Funds, on behalf of Turner Large Cap Growth Opportunities Fund, and Turner Investment Partners, Turner Investment Partners will be entitled to receive a fee equal to 0.75% of Turner Large Cap Growth Opportunities Fund’s average daily net assets. Currently, all of the Mercury Select Growth Fund’s assets are invested in the Mercury Master Select Growth Portfolio of Mercury

Master Trust and investment advisory services are provided to the Portfolio by Fund Asset Management, LP, for a fee of 0.50% of average daily net assets. After the Reorganization, the investment advisory fee paid by your Fund would be at Turner Large Cap Growth Opportunities Fund’s higher contractual rate. However, Turner Investment Partners has contractually agreed, for a period of one year, to waive fees and reimburse expenses in order to keep total operating expenses of Class I shares of Turner Large Cap Growth Opportunities Fund from exceeding 1.25% after the Reorganization. This level of total operating expenses compares to a contractual arrangement by Fund Asset Management, LP to waive fees and/or reimburse expenses in order to keep annual net total operating expenses incurred by each class of Mercury Select Growth Fund from exceeding 1.25% for Class I, 1.60% for Class A and 2.25% for Class B and Class C shares.

Continued Shareholder Services

As a shareholder of Turner Large Cap Growth Opportunities Fund, you will continue to have access to the wide range of shareholder services comparable to those currently available to you as a shareholder of Mercury Select Growth Fund. These services include 24-hour access to your account, exchange privileges with other Turner funds and access to Turner’s comprehensive investor education programs.

How the Reorganization Will Affect Your Account

If shareholders approve the Reorganization, your Fund shares will be exchanged, on a tax-free basis, for Class I shares of Turner Large Cap Growth Opportunities Fund with the same aggregate net asset value as the Fund shares owned by you immediately prior to the Reorganization. Your account registration and account options, such as dividend reinvestment elections, will remain the same unless you change them. In addition, your aggregate cost basis in the account will remain the same.

Tax-Free Nature of the Reorganization

The Reorganization will be accomplished on a tax-free basis, meaning that, in the opinion of counsel, you will not realize any capital gains or loss when your Fund shares are exchanged for Class I shares of Turner Large Cap Growth Opportunities Fund.

QUESTIONS AND ANSWERS

Q. I’m a small investor. Why should I bother to vote?

A. Your vote makes a difference. If numerous shareholders just like you fail to vote their proxies, your Fund may not receive enough votes to go forward with the Special Meeting of Shareholders.

Q. Who gets to vote?

A. Any person who owned shares of the Mercury Select Growth Fund on the “record date,” which is April 22, 2002, gets to vote, even if the investor later sold the shares. Shareholders are entitled to cast one vote for each share of the Mercury Select Growth Fund owned on the record date, with fractional shares voting proportionally.

Q. How can I vote?

A. You can vote by mail by using the enclosed ballot or you can vote in person at the Special Meeting of Shareholders. Whichever method you choose, please take the time to read the full text of the Proxy Statement/Prospectus before you vote. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options.

Q. I plan to vote by mail. How should I sign my proxy card?

A. If you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer’s name must exactly match one that appears on the card. You should sign proxy cards for other types of accounts in a way that indicates your authority (for instance, “John Brown, Custodian”).

MERCURY SELECT GROWTH FUND, TURNER LARGE CAP GROWTH OPPORTUNITIES FUND

SPECIAL MEETING OF SHAREHOLDERS July 12, 2002

COMBINED PROXY STATEMENT/PROSPECTUS

This Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Mercury Select Growth Fund for use at the Special Meeting of Shareholders. The Special Meeting of Shareholders has been called to consider a proposal to reorganize Mercury Select Growth Fund into a substantially similar fund that is being created by Turner Funds, called Turner Large Cap Growth Opportunities Fund. The Reorganization involves four basic steps. First, since your Fund invests all of its assets in the corresponding Portfolio of Mercury Master Trust in a “master/feeder” structure, your Fund will receive a distribution of all of the assets and liabilities of the Portfolio in return for your Fund’s interests in the Portfolio in a “redemption-in-kind” transaction. Immediately after this redemption, your Fund will transfer substantially all of its assets and liabilities to Turner Large Cap Growth Opportunities Fund. Simultaneously, Turner Large Cap Growth Opportunities Fund will open an account for you and credit your account with Class I shares of Turner Large Cap Growth Opportunities Fund with the same aggregate net asset value as Mercury Select Growth Fund shares owned by you immediately prior to the Reorganization. Finally, your Fund’s existence will terminate.

Both Mercury Select Growth Fund and Turner Large Cap Growth Opportunities Fund seek to provide shareholders with capital appreciation by investing primarily in common stocks and other equity securities of companies that are traded in the U.S. securities markets that have very large market capitalizations (generally at least $10 billion) and strong earnings growth potential. There can be no assurance that Mercury Select Growth Fund, or Turner Large Cap Growth Opportunities Fund after the Reorganization, would achieve its investment objective.

Your Fund’s investment adviser, Fund Asset Management, LP, has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses of Mercury Select Growth Fund from exceeding 1.25% for Class I shares, 1.60% for Class A shares, 2.25% for Class B shares and 2.25% for Class C shares. This arrangement has a three-year term that is renewable and terminable at the end of each year. Due to the small size of your Fund, its operating expenses have consistently exceeded these levels. In accordance with its agreement, Fund Asset Management has waived fees and reimbursed expenses in order to keep overall expenses at the level of the cap. However, absent a substantial growth in assets of your Fund, shareholder expenses have made Fund Asset Management’s continued subsidization of your Fund not economical and there is no assurance that Fund Asset Management would continue to provide such subsidy. Turner Investment Partners, Turner Large Cap Growth Opportunities Fund’s investment adviser and your Fund’s current subadviser, has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses of Class I shares of Turner Large Cap Growth Opportunities Fund from exceeding 1.25% after the Reorganization. This contractual arrangement has a one-year term. In addition, Turner Investment Partners has arrangements with certain broker-dealers who have agreed to pay certain expenses of Turner Large Cap Growth Opportunities Fund in return for the direction of a portion of Turner Large Cap Growth Opportunities Fund’s brokerage business. Any reduction in expenses as a result of these arrangements will be made after Turner Investment Partners’ contractual fee waiver has been taken into account. Accordingly, your Fund is expected to be subject to the same or lower operating expenses as part of the Turner Group of Funds. Moreover, Turner Large Cap Growth Opportunities Fund does not assess a sales charge on purchases of Class I shares, while shareholders of Mercury Select Growth Fund are subject to either front-end or contingent deferred sales charges on purchases of additional Fund shares.

These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy of this combined Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

The date of this Proxy Statement/Prospectus is May 30, 2002.

Read and keep the Proxy Statement/Prospectus. Please read the full text of the Proxy Statement/Prospectus before casting your vote. The Proxy Statement/Prospectus contains information that is important to your proxy decision, and you should keep it for future reference. In addition, the Proxy Statement/Prospectus sets forth concisely information about Turner Large Cap Growth Opportunities Fund you should know before investing. In addition, an Annual Report for the fiscal year ended September 30, 2001 relating to Mercury Select Growth Fund is being mailed to you separately. A Semi-Annual Report for the six months ended March 31, 2002 relating to Mercury Select Growth Fund has been mailed to you as of a recent date.

Additional information is available. Turner Large Cap Growth Opportunities Fund is being created as a separate investment portfolio of Turner Funds. Turner Large Cap Growth Opportunities Fund has filed a prospectus and statement of additional information, dated May 1, 2002, which has been declared effective by the Securities and Exchange Commission.

A prospectus of Mercury Select Growth Fund, dated January 29, 2002 (which prospectus is incorporated herein by reference), and a statement of additional information, dated January 29, 2002, have also been filed with the Securities and Exchange Commission. Such documents have been mailed to you previously. Additional copies of these documents may be obtained without charge by either writing Mercury Select Growth Fund at P.O. Box 9011, Princeton, New Jersey 08543-9011 or by calling 1-888-763-2260.

A statement of additional information relating to the Reorganization is on file with the Securities and Exchange Commission. This statement of additional information, dated May 30, 2002, is incorporated herein by reference and is available from Turner Large Cap Growth Opportunities Fund, without charge, upon request by calling 1-800-224-6312 or by writing Turner Funds at P.O. Box 219805, Kansas City, Missouri 64121-9805.

The Securities and Exchange Commission maintains a website (http://www.sec.gov) that contains the prospectuses and statements of additional information of Mercury Select Growth Fund (File No. 333-32242) and Turner Large Cap Growth Opportunities Fund (File No. 333-00641), other material incorporated herein by reference and other information regarding these funds.

The address of the principal executive offices of Mercury Select Growth Fund is 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and the telephone number is 1-888-763-2260. The address of the principal executive offices of Turner Large Cap Growth Opportunities Fund is 1235 Westlakes Drive, Suite 350, Berwyn, PA 19312 and the telephone number is 1-800-224-6312.

I. OVERVIEW

This Section summarizes key information concerning your Fund’s proposal. Keep in mind that more detailed information appears throughout this Proxy Statement/Prospectus (including documents incorporated by reference) and in the Agreement and Plan of Reorganization that appears as Appendix A. Please be sure to review carefully the materials in this booklet.

In this Proxy Statement/Prospectus, the term “Reorganization” refers collectively to (i) the distribution by the Mercury Master Select Growth Portfolio of all of its assets and liabilities to Mercury Select Growth Fund in return for your Fund’s interests in the Portfolio in a redemption-in-kind transaction, (ii) the transfer of substantially all of the assets and liabilities of Mercury Select Growth Fund to Turner Large Cap Growth Opportunities Fund, (iii) the opening of an account for you with Turner Large Cap Growth Opportunities Fund and the credit to your account of Class I shares of Turner Large Cap Growth Opportunities Fund with the same aggregate net asset value as the Fund shares owned by you immediately prior to the Reorganization, and (iv) the termination of Mercury Select Growth Fund as a series of Mercury Funds, Inc.

The Proposed Reorganization. At their meeting on March 15, 2002, Mercury Select Growth Fund’s Board of Directors approved a plan to reorganize your Fund into Turner Large Cap Growth Opportunities Fund. The Board of Directors, including a majority of the Directors who are not “interested persons,” as defined in the Investment Company Act of 1940, as amended, determined that the proposed Reorganization is advisable and in the best interests of your Fund and its shareholders. Specifically, the Directors considered that after the Reorganization, shareholders of Mercury Select Growth Fund will remain invested in an open-end fund with a portfolio of equity securities that has capital appreciation as its investment objective and substantially similar investment strategies, policies and restrictions. The Directors also considered that it is expected that your Fund shares will be subject to the same or a lower operating expense ratio as part of the Turner Group of Funds. In addition, Turner Large Cap Growth Opportunities Fund does not assess a sales charge on purchases of its shares (or impose distribution or fees). Furthermore, after the Reorganization, Turner Investment Partners, the current subadviser of your Fund, will continue to manage your Fund’s assets as part of the Turner Large Cap Growth Opportunities Fund. In addition, the Reorganization will not dilute the interests of Mercury Select Growth Fund’s shareholders. If your Fund does not obtain shareholder approval of the Reorganization, the Fund will continue in existence unless the Board of Directors decides otherwise. However, absent a substantial growth in assets of your Fund, shareholder expenses have made Fund Asset Management’s continued subsidization of your Fund not economical and there is no assurance that Fund Asset Management would continue to provide such subsidy.

New Board of Trustees. The Board of Trustees of Turner Large Cap Growth Opportunities Fund is different than the Board of Directors of your Fund. Beginning on page 12, we describe the backgrounds and compensation of the individuals who serve as trustees of Turner Large Cap Growth Opportunities Fund.

Investment Objectives and Policies of Each Fund. Turner Large Cap Growth Opportunities Fund is being created with the same investment objective and substantially similar investment strategies, policies and restrictions as Mercury Select Growth Fund. Both Mercury Select Growth Fund and Turner Large Cap Growth Opportunities Fund seek to provide shareholders with capital appreciation. Each fund invests primarily in a portfolio of common stocks and other equity securities of very large cap companies that are traded in the US securities markets that fund management believes have strong earnings growth potential. However, while your Fund has a policy to invest 65% of its total assets in such securities, Turner Large Cap Growth Opportunities Fund has a policy to invest at least 80% of its total assets in such equity securities. Each fund may also invest in securities of other mid- to large-cap US companies (companies whose total market capitalization is at least $1 billion and $5 billion, respectively) that fund management believes offer growth potential. The benchmark index for both funds is the Russell Top 200 Growth Index. Mercury Select Growth Fund attempts to invest in all sectors included in the Russell Top 200 Growth Index, but may be over- or under-weighted in certain sectors, while Turner Large Cap Growth Opportunities Fund invests in various economic sectors but generally will not invest more than 50% of its assets in any one sector of the economy (for example, technology or industrial). This allows fund management’s stock selection process to be the primary determinant of performance. Each fund also pursues a bottom-up strategy that blends quantitative and qualitative analysis to find growth companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns. A stock becomes a sell candidate for each fund if fund management detects deterioration in the company’s earnings growth potential. The management of both funds also may trim positions to adhere to capitalization or capacity constraints or to adjust stock position size relative to the target index. Each fund may also invest up to 10% of its total assets in securities of foreign issuers in the form of American Depositary Receipts (“ADRs”).

     However, unlike your Fund, Turner Large Cap Growth Opportunities Fund is “non-diversified,” which means that a relatively high percentage of assets may be invested in the obligations of a limited number of issuers. In addition, unlike your Fund, Turner Large Cap Growth Opportunities Fund may participate in initial public offerings.

Investment Advisory Arrangements. Currently all of your Fund’s assets are invested in the Mercury Master Select Growth Portfolio of Mercury Master Trust and Fund Asset Management, L.P. currently serves as the Portfolio’s investment adviser. Turner Investment Partners currently serves as the Portfolio’s subadviser. In addition, Turner Investment Partners serves as the investment adviser for Turner Large Cap Growth Opportunities. If the Reorganization is approved, Turner Investment Partners will continue to be in charge of the day-to-day management of your Fund’s investments as the Turner Large Cap Growth Opportunities Fund’s investment adviser.

Investment Advisory Fees. Under the investment advisory agreement between Turner Funds, on behalf of Turner Large Cap Growth Opportunities Fund, and Turner Investment Partners, Turner Investment Partners will be entitled to receive a fee equal to 0.75% of Turner Large Cap Growth Opportunities Fund’s average daily net assets. Currently, all of Mercury Select Growth Fund’s assets are invested in the Mercury Master Select Growth Portfolio of Mercury Master Trust and investment advisory services are provided to the Portfolio by Fund Asset Management, LP, for a fee of 0.50% of average daily net assets. After the Reorganization, the investment advisory fee paid by your Fund would be at Turner Large Cap Growth Opportunities Fund’s higher contractual rate. However, Turner Investment Partners has contractually agreed, for a period of one year, to waive fees and reimburse expenses in order to keep annual net total operating expenses of Class I shares of Turner Large Cap Growth Opportunities Fund from exceeding 1.25% after the Reorganization. In addition, Turner Investment Partners has entered into an arrangement with Fund Asset Management, L.P. pursuant to which it has agreed to waive fees and reimburse expenses so that such expenses do not exceed 1.25% for an additional year. This level of annual net total operating expenses compares to a contractual arrangement by Fund Asset Management, LP to waive fees and/or reimburse expenses in order to keep annual net total operating expenses incurred by each class of Mercury Select Growth Fund from exceeding 1.25% for Class I, 1.60% for Class A and 2.25% for Class B and Class C shares. If Turner Investment Partners does not continue its fee waiver and expense reimbursement arrangements after two years, however, the annual net total operating expenses of Class I shares of Turner Large Cap Growth Opportunities Fund may exceed 1.25%.

Further details of the advisory arrangements for your Fund and Turner Large Cap Growth Opportunities Fund are provided beginning on page 10.

Comparing Fund Expenses. The table set forth below compares the expenses applicable to Mercury Select Growth Fund and the estimated expenses of Class I shares of Turner Large Cap Growth Opportunities Fund on a pro forma basis assuming the Reorganization had taken place on September 30, 2001.

	Actual				Pro Forma Class I Shares of Turner Large Cap Growth Opportunities Fund
	Class I Shares of Mercury Select Growth Fund	Class A Shares of Mercury Select Growth Fund	Class B Shares of Mercury Select Growth Fund(b)	Class C Shares of Mercury Select Growth Fund

Shareholder Fees (fees paid directly from your investment) (a):
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.25%(c)	5.25%(c)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None(d)	None(d)	4.00%(c)	1.00%(c)	None
Maximum Sales Charge (Load) imposed on Dividend Reinvestments	None	None	None	None	None
Redemption Fee	None	None	None	None	None
Exchange Fee	None	None	None	None	None

2

	Actual				Pro Forma Class I Shares of Turner Large Cap Growth Opportunities Fund
	Class I Shares of Mercury Select Growth Fund	Class A Shares of Mercury Select Growth Fund	Class B Shares of Mercury Select Growth Fund(b)	Class C Shares of Mercury Select Growth Fund

Annual Fund Operating Expenses (expenses that are deducted from Fund total assets)(e)
Management Fee(f)	0.50%	0.50%	0.50%	0.50%	0.75%
Distribution and/or Service (12b-1) Fees(g)	None	0.35%	1.00%	1.00%	None
Other Expenses (including transfer agency and administrative fees) (h)(i)	2.39%	3.28%	3.57%	2.68%	0.65%
Total Annual Fund Operating Expenses	2.89%	4.13%	5.07%	4.18%	1.40%
Fee Waiver and/or Expense Reimbursement (j)(k)	1.64%	2.53%	2.82%	1.93%	0.15%
Net Total Operating Expenses (l)	1.25%	1.60%	2.25%	2.25%	1.25%

(a)	In addition, in the case of Mercury Select Growth Fund, certain securities dealers or other financial intermediaries may charge a fee to process a purchase or sale of shares.
(b)	Class B shares automatically convert to Class A shares approximately eight years after you buy them.
(c)	In the case of Mercury Select Growth Fund, some investors may qualify for reductions in the sales charge (load).
(d)	Shareholders of Mercury Select Growth Fund may pay a deferred sales charge if they purchase $1 million or more and redeem within one year.
(e)	In the case of Mercury Select Growth Fund, the fees and expenses include the expenses of both Mercury Select Growth Fund and Mercury Select Growth Fund’s share of expenses of the underlying Portfolio it invests in.
(f)	In the case of Mercury Select Growth Fund, paid by the underlying Portfolio in which Mercury Select Growth Fund invests. Mercury Select Growth Fund’s investment adviser pays the subadviser out of this fee. For the fiscal year ended September 30, 2001, the fee payable to Fund Asset Management from the Portfolio was equal to .50% of the Portfolio’s average daily net assets.
(g)	Mercury Select Growth Fund calls the “Service Fee” an “Account Maintenance Fee.” If a Mercury Select Growth Fund shareholder held Class B or Class C shares over time, it may cost the shareholder more in distribution (12b-1) fees than the maximum sales charge that the shareholder would have paid if the shareholder had bought one of the other classes. Class B and Class C shares of Mercury Select Growth Fund pay a Distribution Fee of 0.75% and a Service (Account Maintenance) Fee of 0.25%. Class A shares of Mercury Select Growth Fund are subject to Distribution and Account Maintenance Fees of 0.35%. Class I shares of Turner Large Cap Growth Opportunities Fund are not subject to Distribution and/or Account Maintenance Fees.
(h)	Financial Data Services, Inc., an affiliate of Fund Asset Management, provides transfer agency services to Mercury Select Growth Fund. Mercury Select Growth Fund pays a fee for these services. Fund Asset Management or its affiliates also provide certain accounting services to Mercury Select Growth Fund and Mercury Select Growth Fund reimburses Fund Asset Management or its affiliates for these services.
(i)	Mercury Select Growth Fund pays an administrative fee of 0.25%. Turner Large Cap Growth Opportunities Fund will pay an administrative fee of 0.15%.
(j)	In the case of Turner Large Cap Growth Opportunities Fund, Turner Investment Partners has contractually agreed to waive fees and reimburse expenses to keep Turner Large Cap Growth Opportunities Fund’s “Net Total Operating Expenses” for Class I shares from exceeding 1.25%. This arrangement has a one-year term. In addition, Turner Investment Partners has arrangements with certain broker-dealers who have agreed to pay certain expenses of Turner Large Cap Growth Opportunities Fund in return for the direction of a portion of the fund’s brokerage business. Any reduction in expenses as a result of these arrangements will be made after Turner Investment Partners’ contractual fee waiver has been taken into account.
(k)	In the case of Mercury Select Growth Fund, Fund Asset Management and Mercury Select Growth Fund’s administrator have entered into contractual arrangements with Mercury Select Growth Fund and the underlying Portfolio to waive fees and/or reimburse expenses of either Mercury Select Growth Fund or the Portfolio, as necessary, to assure that annual net total operating expenses incurred by each class of Mercury Select Growth Fund will not exceed the following: Class I: 1.25%; Class A: 1.60%; Class B: 2.25%; and Class C: 2.25%. This arrangement has a three-year term that is renewable and terminable at the end of each year.
(l)	In the case of Mercury Select Growth Fund, the net total operating expenses are restated to reflect the contractual fee waivers and/or expense reimbursements currently in effect. Non-recurring Offering Expenses were incurred during the fiscal year ended September 30, 2001. The figures shown above do not include these expenses. If these expenses were included and absent the contractual waiver, the Total Annual Operating Expenses would be 3.49%, 4.73%, 5.67% and 4.78% for Class I, Class A, Class B and Class C shares, respectively.

Example

This example is intended to help you compare the cost of investing in the funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the funds for the time periods indicated and then redeem your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return and fund expenses remain the same.

3

	1 Year	3 Years	5 Years	10 Years
Expenses if you did redeem your shares at the end of the period:

Pro Forma Class I shares of Turner Large Cap Growth Opportunities Fund †(1)	$127	$ 443	$ 766	$1,680
Mercury Select Growth Fund — Class I (2)	$646	$1,226	$1,831	$3,459
Mercury Select Growth Fund — Class A (2)	$679	$1,495	$2,326	$4,467
Mercury Select Growth Fund — Class B (2)(3)	$628	$1,569	$2,509	$4,775	*
Mercury Select Growth Fund — Class C (2)	$328	$1,094	$1,974	$4,239

	1 Year	3 Years	5 Years	10 Years
Expenses if you did not redeem your shares at the end of the period:

Pro Forma Class I shares of Turner Large Cap Growth Opportunities Fund †(1)	$127	$ 443	$ 766	$1,680
Mercury Select Growth Fund — Class I (2)	$646	$1,226	$1,831	$3,459
Mercury Select Growth Fund — Class A (2)	$679	$1,495	$2,326	$4,467
Mercury Select Growth Fund — Class B (2)	$228	$1,269	$2,309	$4,775	*
Mercury Select Growth Fund — Class C (2)	$228	$1,094	$1,974	$4,239

†	Assuming the Reorganization had taken place on September 30, 2001.
*	For Mercury Select Growth Fund Class B shares, this example assumes the conversion to Class A shares approximately eight years after purchase. See note (b) above.
(1)	These expenses assume that your Fund’s assets currently under management will not increase as part of Turner Large Cap Growth Opportunities Fund after the Reorganization. Expenses used for the example include the fee waivers/expense reimbursements described in footnote (i) above only for one year.
(2)	These expenses assume that your Fund’s assets currently under management remain the same for the periods shown in the examples. Expenses used for the example include the fee waivers/expense reimbursements described in footnote (k) above only for one year.
(3)	Assumes the maximum CDSC on Class B shares is 4.00% and is reduced to 0% after 6 years.

The foregoing Fee Tables are intended to assist investors in understanding the costs and expenses that a shareholder of Mercury Select Growth Fund bears directly or indirectly as compared to the costs and expenses that would be borne by such investors on a pro forma basis taking into account the completion of the Reorganization. The Example set forth above assumes reinvestment of all dividends and distributions. The Example should not be considered a representation of past or future expenses or annual rates of return, and actual expenses or annual rates of return may be more or less than those assumed for purposes of the Examples.

Independent Auditors. Deloitte & Touche LLP serves as independent auditors to Mercury Select Growth Fund. Turner Large Cap Growth Opportunities Fund retains Ernst & Young LLP as its independent auditors.

Master/Feeder Structure. Mercury Select Growth Fund is a “feeder” fund in a “master/feeder” structure. This means that Mercury Select Growth Fund invests all of its assets in Mercury Master Select Growth Portfolio, the corresponding series of Mercury Master Trust, the underlying “master” fund, which has the same investment objective and strategies as Mercury Select Growth Fund. Currently, Mercury Select Growth Fund is the only feeder fund for the Mercury Master Select Growth Portfolio. Turner Large Cap Growth Opportunities Fund is being formed as a stand-alone fund that will invest directly in securities and will not be part of a “master/feeder” structure.

New Form of Organization. Mercury Select Growth Fund is organized as a separate portfolio of Mercury Funds, Inc., a Maryland corporation. Turner Large Cap Growth Opportunities Fund is being formed as a series of Turner Funds, a Massachusetts business trust. The minor differences in these forms of organization are described beginning on page 10.

Purchase, Redemption and Exchange Information. The purchase, redemption and exchange procedures for both funds are similar, though not identical. Details of these procedures are provided on page 10.

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Tax Considerations. The Reorganization has been structured with the intention that it qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code. Turner Large Cap Growth Opportunities Fund and Mercury Select Growth Fund have requested an opinion of counsel with respect to the Reorganization to the effect that, among other things, neither fund will recognize gain or loss on the transaction and shareholders of Mercury Select Growth Fund will not recognize gain or loss on the exchange of their shares of the Mercury Select Growth Fund for shares of Turner Large Cap Growth Opportunities Fund. The completion of the Reorganization is subject to the receipt of such opinion of counsel.

Shareholders who do not expect to be present at the Special Meeting of Shareholders are requested to date and sign the enclosed proxy and return it in the enclosed envelope. No postage is required if mailed in the United States.

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II. INVESTMENT RISKS

Many of the investment risks associated with an investment in the Turner Large Cap Growth Opportunities Fund are substantially the same as those associated with an investment in your Fund. A discussion of the principal risks of investing in both funds is set forth below. In addition, this section also discusses derivatives risk, an additional risk of investing in both funds.

Market and Selection Risk

Market risk is the risk that the US stock markets in which a fund invests will go down in value, including the possibility that the US stock markets will go down sharply and unpredictably.

Selection risk is the risk that the investments that fund management selects will underperform the US stock markets, the relevant indices or other funds with similar investment objectives and investment strategies. Each fund is subject to the risk that its principal market segment, very large capitalization growth stocks, may underperform compared to other market segments or to the equity markets as a whole. This risk may be somewhat greater for Turner Large Cap Growth Opportunities Fund, which is committed to investing at least 80% of its total assets in common stocks and other equity securities of U.S. companies with very large market capitalizations that management believes have strong earnings growth potential, while Mercury Select Growth Fund is committed to investing at least 65% of its total assets in such securities. Turner Large Cap Growth Opportunities Fund defines “very large capitalization companies” as companies with market capitalizations, at the time of purchase, in the range of those market capitalizations of companies included in the Russel Top 200 Growth Index, currently above 12 billion, while Mercury Select Growth Fund generally defines “very large capitalization companies” as companies whose total market capitalizations, at the time of purchase, are at least $10 billion. However, it is anticipated that this higher percentage of investment by Turner Large Cap Growth Opportunities Fund will not constitute a significant change in the actual manner in which your Fund invests, as Mercury Select Growth Fund generally has invested, and Turner Large Cap Growth Opportunities Fund anticipates investing, substantially all of its assets in such securities.

American Depositary Receipts

Each Fund may invest up to 10% of its total assets in ADRs or foreign issuers. ADRs subject each fund to foreign currency risk in that the underlying shares of the foreign issues supporting the ADRs are typically denominated in foreign currencies. Accordingly, changes in exchange rates could adversely impact the value of the ADRs and each fund.

Derivatives

Each fund may use derivative instruments, including futures, forwards, options and swaps. Derivatives may allow a fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments.

Derivatives are volatile and involve significant risks, including:
•	Credit risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a fund.
•	Leverage risk — the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investment) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.
•	Liquidity risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.
•	Index risk — If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

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Each fund may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which a fund uses a derivative to offset the risks associated with other fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by a fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a fund, in which case any losses on the holdings being hedged may not be reduced and could be increased. There can be no assurance that a fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost-effective. A fund is not required to use hedging and may choose not to do so.

In addition to the above risks which are common to both funds, an investment in the Turner Large Cap Growth Opportunities Fund is also subject to non-diversification risk as a principal risk and IPO risk as an additional risk. These risks are discussed below.

Non-Diversification Risk

Unlike your Fund, the Turner Large Cap Growth Opportunities Fund is a non-diversified company, as defined in the Investment Company Act of 1940, as amended, which means that it may invest in the securities of fewer issuers than a diversified fund. As a result, it may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility.

Initial Public Offerings

Unlike your Fund, Turner Large Cap Growth Opportunities Fund may participate in initial public offerings (“IPOs”). If Turner Large Cap Growth Opportunities Fund participates in an IPO which goes down in value, your investment in the fund may be adversely affected. Some successful IPOs may have a significant impact on fund performance, especially if the fund has lower asset levels. There is no guarantee that there will be successful IPOs in the future, or that Turner Large Cap Growth Opportunities Fund will have access to successful IPOs. In addition, as a fund’s assets grow, the potential positive impact of successful IPOs on the fund’s performance tends to decrease.

III. DETAILS OF REORGANIZATION PROPOSAL

Mercury Select Growth Fund’s Board of Directors has approved a plan to reorganize your Fund into a substantially similar fund that is being created by Turner Funds, called Turner Large Cap Growth Opportunities Fund. (A copy of the Agreement and Plan of Reorganization is attached as Appendix A to this Proxy Statement/Prospectus.) Proceeding with the Reorganization requires shareholder approval. The next few pages of this Proxy Statement/Prospectus discuss important details of the Reorganization, including the following:
•	Why we propose to reorganize your Fund
•	How will the Reorganization be accomplished
•	How the Reorganization will affect your Fund
•	How your Fund’s legal form of organization will change
•	How many shareholder votes are required to approve the Reorganization

A. Why We Propose to Reorganize Your Fund

At their meeting on March 15, 2002, Mercury Select Growth Fund’s Board of Directors approved a plan to reorganize your Fund into Turner Large Cap Growth Opportunities Fund. The Board of Directors, including a majority of the Directors who are not “interested persons,” as defined in the Investment Company Act of 1940, as amended, determined that the proposed Reorganization is advisable and in the best interests of your Fund and its shareholders. Specifically, the Directors considered that after the Reorganization, shareholders of Mercury Select Growth Fund will remain invested in an open-end fund with a portfolio of equity securities that has capital appreciation as its investment objective and substantially similar investment strategies, policies and restrictions. The Directors also considered that it is expected that your Fund shares will be subject to the same or a lower operating expense ratio as part of the Turner Group of Funds. In addition, Turner Large Cap Growth Opportunities Fund does not assess a sales charge on purchases of its shares (or impose distribution or service fees). Furthermore, after the Reorganization, Turner Investment Partners, the current subadviser of your Fund, will continue to manage your Fund’s assets as part of the Turner Large Cap Growth Opportunities Fund. In addition, the Reorganization will not dilute the interests of Mercury Select Growth Fund’s shareholders. If your

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Fund does not obtain shareholder approval of the Reorganization, the Fund will continue in existence unless the Board of Directors decides otherwise. However, absent a substantial growth in assets of your Fund, shareholder expenses have made Fund Asset Management’s continued subsidization of your Fund not economical and there is no assurance that Fund Asset Management would continue to provide such subsidy.

B. How Will the Reorganization be Accomplished

Agreement and Plan of Reorganization. Mercury Funds, Inc., on behalf of your Fund, has entered into an Agreement and Plan of Reorganization with Turner Funds on behalf of its portfolio, Turner Large Cap Growth Opportunities Fund. This agreement sets forth the terms and conditions that will apply to your Fund’s Reorganization into Turner Large Cap Growth Opportunities Fund (assuming that shareholders approve this proposal). For a complete description of these terms and conditions, please see the Agreement and Plan of Reorganization, which appears as Appendix A to this Proxy Statement/Prospectus.

Four steps to reorganize. After shareholder approval, the Reorganization will be accomplished in a four-step process. First, since your Fund invests all of its assets in the corresponding Portfolio of Mercury Master Trust in a “master/feeder” structure, your Fund will receive a distribution of all of the assets and liabilities of the Portfolio in return for your Fund’s interests in the Portfolio in a “redemption-in-kind” transaction. Immediately after this redemption, your Fund will transfer substantially all of its assets and liabilities to Turner Large Cap Growth Opportunities Fund. Simultaneously, Turner Large Cap Growth Opportunities Fund will open an account for you and credit your account with Class I shares of Turner Large Cap Growth Opportunities Fund with the same aggregate net asset value as the Fund shares owned by you immediately prior to the Reorganization. Finally, your Fund’s existence will terminate.

Effective as soon as practicable. If approved by shareholders, the Reorganization will take place as soon as practicable after all necessary legal opinions are received. We think this could be accomplished by August 2, 2002 or soon thereafter.

The Reorganization is conditioned on tax-free treatment at the federal level. We fully expect that the Reorganization will have no federal income tax consequences for you or your Fund. We will not proceed with the Reorganization until this point is confirmed by opinion of counsel. Following the Reorganization, from a tax standpoint, the adjusted basis of your Fund shares will be the same as before. We do not expect shareholders to incur any personal state or local taxes as a result of the Reorganization, but you should consult your own tax adviser to be sure. There is more information about the tax consequences of the Reorganization in the Agreement and Plan of Reorganization, which is included as Appendix A to this Proxy Statement/Prospectus.

C. How the Reorganization Will Affect Your Fund

The investment objective and day-to-day management of your Fund will stay the same, and its investment policies will be very similar. The Reorganization will not materially change the operation of your Fund. As reorganized, your Fund, which will become Turner Large Cap Growth Opportunities Fund, will continue to seek capital appreciation through investments in a portfolio of common stocks and other equity securities of very large cap companies that fund management believes have strong earnings growth potential that are traded in the US securities markets. In addition, after the Reorganization Turner Investment Partners, which serves as the current subadviser to the master Portfolio in which Mercury Growth Fund invests, will continue to be in charge of the day-to-day management of your Fund’s investments as investment adviser to Turner Large Cap Growth Opportunities Fund.

Although each fund has substantially similar investment policies, Turner Large Cap Growth Opportunities Fund is required to invest in common stocks and other equity securities of very large cap companies to a greater extent than Mercury Select Growth Fund. Mercury Select Growth Fund, under normal circumstances, invests at least 65% of its total assets in such equity securities while Turner Large Cap Growth Opportunities Fund will invest at least 80% of its total assets in such equity securities. However, it is anticipated that this higher percentage of investment by Turner Large Cap Growth Opportunities Fund will not constitute a significant change in the actual manner in which your Fund invests, as Mercury Select Growth Fund generally has invested, and Turner Large Cap Growth Opportunities Fund anticipates investing, substantially all of its assets in such securities. In addition, unlike your Fund, Turner Large Cap Growth Opportunities Fund is “non-diversified,” which means that a relatively high percentage of assets may be invested in the obligations of a limited number of issuers. In addition, unlike Mercury Select Growth Fund, Turner Large Cap Growth Opportunities Fund may participate in IPOs.

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Mercury Select Growth Fund has a less restrictive fundamental policy (e.g., policies that may only be changed with shareholder approval) relating to investments in oil and gas, and Turner Large Cap Growth Opportunities Fund has less restrictive fundamental policies with respect to investing for purposes of exercising control of a portfolio company and making loans to other parties. In addition, Turner Large Cap Growth Opportunities Fund has a less restrictive fundamental policy relating to investments in companies that own or invest in commodities and contracts on commodities. Unlike Mercury Select Growth Fund, which may not purchase or sell commodities or contracts on commodities, Turner Large Cap Growth Opportunities Fund may purchase marketable securities issued by companies which own or invest in commodities, or commodities contracts. Turner Large Cap Growth Opportunities Fund also has less restrictive policies relating to investments in mortgage-backed securities, collateralized mortgage obligations, STRIPs, reverse dollar rolls, reverse repurchase agreements, sovereign debt and obligations of supranational entities. However, because these practices are not part of your Fund’s primary investment strategies, it is expected that there will be little change in the Fund’s management.

Investment Advisory Fees. Under the investment advisory agreement between Turner Funds, on behalf of Turner Large Cap Growth Opportunities Fund, and Turner Investment Partners, Turner Investment Partners will be entitled to receive a fee equal to 0.75% of Turner Large Cap Growth Opportunities Fund’s average daily net assets. Currently, all of Mercury Select Growth Fund’s assets are invested in the Mercury Master Select Growth Portfolio of Mercury Master Trust and investment advisory services are provided to the Portfolio by Fund Asset Management, LP for a fee of 0.50% of average daily net assets. After the Reorganization, the investment advisory fee paid by your Fund would be at Turner Large Cap Growth Opportunities Fund’s higher contractual rate. However, Turner Investment Partners has contractually agreed, for a period of one year, to waive fees and reimburse expenses in order to keep annual net total operating expenses of Class I shares of annual net Turner Large Cap Growth Opportunities Fund from exceeding 1.25% after the Reorganization. In addition, Turner Investment Partners has entered into an arrangement with Fund Asset Management, L.P. pursuant to which it has agreed to waive fees and reimbursement expenses so that such expenses do not exceed 1.25% for an additional year. This level of annual net total operating expenses compares to a contractual arrangement by Fund Asset Management, LP to waive fees and/or reimburse expenses in order to keep annual net total operating expenses incurred by each class of Mercury Select Growth Fund from exceeding 1.25% for Class I, 1.60% for Class A and 2.25% for Class B and Class C shares. If Turner Investment Partners does not continue its fee waiver and expense reimbursement arrangements after two years, however, the annual net total operating expenses of Class I shares of Turner Large Cap Growth Opportunities Fund may exceed 1.25%.

Comparing Fund Expenses. The table beginning on page 2 compares expenses applicable to Mercury Select Growth Fund and the estimated expenses of Turner Large Cap Growth Opportunities Fund assuming the Reorganization had been completed on September 30, 2001.

Dividends and Distributions. Turner Large Cap Growth Opportunities Fund will distribute its income annually as a dividend to shareholders. Mercury Select Growth Fund will also distribute at least annually any net investment income. Both funds make distributions of capital gains, if any, at least annually.

Dividends may be reinvested automatically in shares of a fund at net asset value (without a sales charge) or taken in cash. Turner Large Cap Growth Opportunities Fund shareholders will receive dividends and distributions in the form of additional shares of Turner Large Cap Growth Opportunities Fund unless they elect to receive payment in cash. To elect cash payment, shareholders must notify Turner Large Cap Growth Opportunities Fund in writing prior to the date of the distribution. The election will be effective for dividends and distributions paid after Turner Large Cap Growth Opportunities Fund receives the written notice. To cancel the election, shareholders must send Turner Large Cap Growth Opportunities Fund written notice.

Fiscal year end. Both funds have a fiscal year end of September 30.

The Reorganization will have no impact on the aggregate net asset value of your investment. On the day of the Reorganization, you will receive Class I shares of Turner Large Cap Growth Opportunities Fund with the same aggregate net asset value as your existing Fund shares. The Reorganization will not cause the total dollar value of your investment to go up or down. Any declared but undistributed dividends or capital gains will carry over in the Reorganization.

Your Fund’s existing Directors will be replaced by Turner Funds’ Trustees. As previously mentioned, your Fund will become a separate investment portfolio of Turner Funds if shareholders of Mercury Select Growth Fund approve the Reorganization. Information regarding Turner Funds’ Trustees appears on page 12 of this Proxy Statement/Prospectus.

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Your Fund’s existing independent auditor will be replaced by Ernst & Young LLP. Currently, your Fund employs Deloitte & Touche LLP as its independent auditor. Ernst & Young LLP will serve as the independent auditor for Turner Large Cap Growth Opportunities Fund. In this role, Ernst & Young LLP will audit Turner Large Cap Growth Opportunities Fund’s financial statements. Neither Ernst & Young LLP nor any of its partners have any direct or material indirect financial interest in Turner Large Cap Growth Opportunities Fund.

Purchase, Redemption and Exchange Information. The following chart highlights the purchase, redemption and exchange features of Turner Large Cap Growth Opportunities Fund as compared to such features of your Fund.

Purchase, Redemption and Exchange Features	Turner Large Cap Growth Equity Fund	Mercury Select Growth Fund
Minimum initial purchase	$2,500	$1,000 (except $500 for certain fee-based programs; $100 for retirement plans)

Additional investments	$50	$100 (except $50 for certain fee-based programs; $1 for retirement plans)

Purchases	By mail, telephone, wire, internet or systematic investment plan	By mail, through a financial advisor, securities dealer or other financial intermediary, directly from the transfer agent, by automatic investment plan or automatic dividend reinvestment plan

Redemptions	By mail, telephone, Internet or systematic withdrawal plan	By mail, telephone, through a financial advisor, securities dealer or other financial intermediary, through the transfer agent or by systematic withdrawal plan

Free exchange privileges	Yes, with other available portfolios of Turner Funds by mail or telephone (business hours only) and through your financial institution by mail or telephone	Yes, with other Mercury mutual funds or with Summit Cash Reserves Fund through a financial advisor, selected securities dealer or other financial intermediary or through the transfer agent

Calculating Net Asset Value. Both the Mercury Select Growth Fund and the Turner Large Cap Growth Opportunities Fund calculate their net asset value per share (NAV) as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time) based on prices at the time of closing.

D. How Your Fund’s Legal Form of Organization Will Change

Turner Large Cap Growth Opportunities Fund is a series of Turner Funds, which is organized as a business trust under Massachusetts law, while your Fund is a series of Mercury Funds, Inc., which is organized as a corporation under Maryland law. The laws of the Commonwealth of Massachusetts governing business trusts and the laws of the State of Maryland governing corporations that are mutual funds are similar in all material respects with one exception. Shareholders of Massachusetts business trusts could be personally liable for the obligations of the trust in certain highly unlikely circumstances (to wit, if the trust’s assets are insufficient to pay its liabilities). However, under Maryland law, there is no similar provision providing for shareholder liability for obligations of the fund. As a result of the Reorganization, the potential for personal liability, while remote, will exist.

E. How Many Shareholder Votes Are Required to Approve the Reorganization

To go forward with the Reorganization, a majority of your Fund’s outstanding shares on April 22, 2002 must vote in favor of this proposal. Each share is entitled to one vote, with fractional shares voting proportionally. YOUR FUND’S BOARD OF DIRECTORS RECOMMENDS THAT YOU APPROVE THE REORGANIZATION.

IV. INVESTMENT ADVISORY AND ADMINISTRATIVE ARRANGEMENTS

Overview

Fund Asset Management, LP currently serves as the investment adviser of Mercury Select Growth Fund in an indirect manner by virtue of Mercury Select Growth Fund being organized in a master/feeder structure. Likewise, Turner Investment Partners indirectly serves as Mercury Select Growth Fund’s subadviser. After the

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proposed Reorganization, Turner Investment Partners will serve as Turner Large Cap Growth Opportunities Fund’s investment adviser and will continue to be in charge of the day-to-day management of your Fund’s investments. Under its subadvisory agreement, dated June 16, 2000, with Fund Asset Management, Turner Investment Partners is responsible for managing the investment and reinvestment of your Fund’s assets, and for continuously reviewing, supervising and administering your Fund’s investment program. After the Reorganization, Turner Investment Partners will continue to have these same responsibilities under its investment advisory agreement with Turner Large Cap Growth Opportunities Fund.

Fund Asset Management currently acts as administrator of Mercury Select Growth Fund. Following the proposed Reorganization, Turner Investment Partners will act as administrator of your Fund.

Mercury and Turner

Mercury and its affiliated companies have over $517 billion in assets over management (as of March 31, 2002) for individuals and institutions seeking investments worldwide. Fund Asset Management’s principal business address is 800 Scudders Mill Road, Plainsboro, NJ 08536. Pursuant to a subadvisory agreement between Fund Asset Management and Turner Investment Partners, Turner Investment Partners serves as the subadviser to your Fund.

Robert E. Turner is currently the lead manager of Mercury Select Growth Fund. Mr. Turner is Chairman and Chief Investment Officer of Turner Investment Partners. He has held this position since the founding of Turner Investment Partners in 1990. He has 21 years of investment experience. Mr. Turner is also a Trustee of Turner Funds.

The other members of the committee that manages Mercury Select Growth Fund are John Hammerschmidt, Mark Turner and Chris Perry. Mr. Hammerschmidt is Senior Portfolio Manager at Turner Investment Partners and co-manager of Mercury Select Growth Fund. He has 19 years of investment experience. Mark Turner, Vice Chairman of Turner Investment Partners, co-founded Turner Investment Partners in 1990, and has 19 years of investment experience. Chris Perry is Senior Security Analyst of Turner Investment Partners and has 12 years of investment experience.

After the Reorganization, these portfolio managers will continue to manage your Fund as the Turner Large Cap Growth Opportunities Fund.

Turner Investment Partners, Inc. is a professional investment management firm founded in March 1990. Robert E. Turner is the Chairman and controlling shareholder of Turner Investment Partners. As of April 30, 2002, Turner Investment Partners had discretionary management authority with respect to approximately $9 billion of assets. Turner Investment Partners has provided investment advisory services to investment companies since 1992. The principal business address of Turner Investment Partners is 1235 Westlakes Drive, Suite 350, Berwyn, Pennsylvania 19312.

Comparison of Investment Advisory Agreements

Under its investment advisory agreement with Mercury Master Trust, Fund Asset Management receives a fee of 0.50% of the average daily net assets of the Mercury Master Select Growth Portfolio. Under this agreement, Fund Asset Management may hire a subadviser to the master Portfolio on such terms as the Investment Adviser shall determine to be necessary, desirable and appropriate. Fund Asset Management has hired Turner Investment Partners as subadviser to the Portfolio and Fund Asset Management pays Turner Investment Partners a subadvisory fee at the following annual rates of average daily net assets of the Portfolio: 0.40% for the first $500 million of net assets, 0.35% for net assets exceeding $500 million and less than or equal to $1.5 billion, and 0.30% for net assets exceeding $1.5 billion. This fee is paid by Fund Asset Management and not by Mercury Select Growth Fund or the Portfolio. Under the investment advisory agreement between Turner Funds, on behalf of Turner Large Cap Growth Opportunities Fund, and Turner Investment Partners, Turner Investment Partners will be entitled to receive a fee equal to 0.75% of Turner Large Cap Growth Opportunities Fund’s average daily net assets.

Apart from the differences in compensation, the investment advisors agreements between Fund Asset Management and the Portfolio, and the investment advisory agreement between Turner Investment Partners and Turner Large Cap Growth Opportunities Fund, are substantially similar.

Duration and Termination of Turner Investment Partners’ Investment Advisory Agreement

The investment advisory agreement between Turner Investment Partners and Turner Large Cap Growth Opportunities Fund will become effective at the time of the Reorganization, if the Reorganization is approved by

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shareholders. The agreement will remain in effect for an initial two-year period, and may be continued beyond that for successive one-year periods, if approved at least annually by the vote of the Board of Trustees or shareholders of Turner Large Cap Growth Opportunities Fund. Board approval must include the votes of a majority of those Trustees who are not parties to the contract or “interested persons” (as defined under Federal securities laws) of any party to the contract. In addition, Trustees must vote in person on the investment management agreement, at a meeting called for that purpose. The agreement terminates automatically if assigned and may be terminated without penalty at any time either (i) by vote of Turner Funds’ Trustees or by vote of a majority of the outstanding shares of Turner Large Cap Growth Opportunities Fund, or (ii) by Turner Investment Partners on 60 days’ written notice to the other party.

Administrative Arrangements

Fund Asset Management currently serves as administrator of Mercury Select Growth Fund. For its administrative services, Fund Asset Management is paid a fee of 0.25% of your Fund’s average daily net assets. Turner Investment Partners will serve as administrator for Turner Large Cap Growth Opportunities Fund. For such services, Turner Investment Partners will be paid a fee of 0.15% of Turner Large Cap Growth Opportunities Fund’s average daily net assets up to $2 billion and 0.12% of average daily net assets over $2 billion.

V. MANAGEMENT OF TURNER LARGE CAP GROWTH OPPORTUNITIES FUND

The management and affairs of Turner Large Cap Growth Opportunities Fund are supervised by the Trustees of Turner Funds under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to Turner Funds.

The Trustees and Executive Officers of Turner Funds, their respective dates of birth, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The business address of each Trustee and each Executive Officer without an asterisk next to his or her name is Turner Investment Partners, 1235 Westlakes Drive, Suite 350, Berwyn, PA 19312. The business address of each Executive Officer with an asterisk next to his or her name is SEI Investments, One Freedom Valley Drive, Oaks, PA 19456. The Trustees were elected to office by shareholders of Turner Funds on August 21, 1997.

Interested Trustee:

ROBERT E. TURNER (45) — Trustee since 1996 — Chairman and Chief Investment Officer of Turner Investment Partners since 1990.

Non-Interested Trustees:

ALFRED C. SALVATO (44) — Trustee since 1996 — Treasurer, Thomas Jefferson University Health Care Pension Fund, since 1995, and Assistant Treasurer, 1988-1995.

JANET F. SANSONE (56) — Trustee since 1997 — Self-employed. Consultant since 1999. Senior Vice President of Human Resources of Frontier Corporation (telecommunications company) (1993-1999).

JOHN T. WHOLIHAN (64) — Trustee since 1996 — Director, TDK Mediactive — Professor, Loyola Marymount University, since 1984.

Executive Officers:

STEPHEN J. KNEELEY (39) — President and Chief Executive Officer since 1997 — Turner Investment Distributors, Inc. Director, President and Co-Chief Executive Officer of Turner Investment Partners — Chief Operating Officer of Turner Investment Partners, 1990-2001.

JOHN H. GRADY, JR. (40) — Vice President & Secretary since 2001 — Chief Operating Officer and General Counsel of Turner Investment Partners since 2001. President, Turner Investment Distributors, Inc. since 2001. Partner, Morgan, Lewis & Bockius LLP (law firm) (October 1995-January 2001).

JANET RADER ROTE (41) — Vice President and Assistant Secretary since 1997 — Director of Compliance of Turner Investment Partners, since 1992.

BRIAN M. FERKO (31) — Vice President & Assistant Secretary since 2000 — Turner Investment Distributors, Inc. Vice President, Director of Mutual Fund Administration and Operations for Turner Funds since 1997. Relationship Manager, SEI Investments (1995-1997).

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TODD B. CIPPERMAN (35) — Vice President and Assistant Secretary since 1996 — Vice President and Assistant Secretary of SEI Investments since 1995. Previously, Associate, Dewey Ballantine (law firm), 1994-1995. Associate, Winston and Strawn (law firm), 1991-1994.

PETER GOLDEN (37) — Controller and Chief Financial Officer since 2001 — Director of Funds Accounting of SEI Investments since June 2001; Previously, Vice President of Fund Administration, J.P. Morgan Chase & Co., March 2000 to April 2001; Vice President, Fund and Pension Accounting, June 1997 to March 2000; Administration Officer/Mutual Fund Servicing, Brown Brothers Harriman, May 1993 to June 1997.

LYDIA A. GAVALIS (37) — Vice President and Assistant Secretary since 1999 — Vice President and Assistant Secretary of SEI Investments since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.

WILLIAM E. ZITELLI, JR. (33) — Vice President and Assistant Secretary since 2000 — Vice President and Assistant Secretary of SEI Investments since August 2000. Vice President, Merrill Lynch & Co. Asset Management Group (1998-2000). Associate at Pepper Hamilton LLP (law firm), 1997-1998. Associate at Reboul, MacMurray, Hewitt, Maynard & Kristol (law firm), 1994-1997.

TIMOTHY D. BARTO (34) — Vice President and Assistant Secretary since 2000 — Employed by SEI Investments since October 1999. Vice President and Assistant Secretary of SEI Investments since December 1999. Associate at Dechert Price & Rhoads (law firm), 1997-1999. Associate at Richter, Miller & Finn (law firm), 1994-1997.

CHRISTINE M. MCCULLOUGH (41) — Vice President and Assistant Secretary since 2000 — Employed by SEI Investments since November 1, 1999. Vice President and Assistant Secretary of SEI Investments since December 1999. Associate at White and Williams LLP (law firm), 1991-1999. Associate at Montgomery, McCracken, Walker & Rhoads (law firm), 1990-1991.

DIANE J. DRAKE (34) — Vice President and Assistant Secretary since 2001 — Deputy Counsel for Turner Investment Partners since October 2001. Previously, Associate, Stradley, Ronon, Stevens & Young, LLP (law firm), June 1998-October 2001. Staff Attorney, Rodney Square Management Corporation (November 1996-June 1998).

Trustee Compensation

The Board of Trustees of Turner Funds holds regular quarterly meetings each year, and the Trustees receive annual compensation from Turner Funds for serving on the Board and attending such meetings. Turner Funds does not compensate the Trustees who are officers or employees of Turner Investment Partners. The independent Trustees receive an annual retainer of $5,400 payable quarterly. In addition, independent Trustees receive $675 for each regular or special in person board meeting and $350 for any special board meeting held by telephone. Trustees are reimbursed for travel and other out-of-pocket expenses in connection with the attendance of Board meetings. As a portfolio of Turner Funds, Turner Large Cap Growth Opportunities Fund will bear its pro rata portion of the compensation paid and expenses reimbursed to the Trustees. Turner Funds does not offer any retirement benefits for Trustees. During the fiscal year ended September 30, 2001, there were four regular meetings and one special meeting of the Board of Trustees. The then current Trustees received the following compensation from Turner Funds:

Name of Person, Position	Aggregate Compensation from Turner Funds for the Fiscal Year Ended September 30, 2001	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Turner Funds and Fund Complex Paid to Trustees for the Fiscal Year Ended September 30, 2001
Robert Turner [1]	$0	N/A	N/A	$0 for service on two Boards

Alfred C. Salvato [2]	$15,500	N/A	N/A	$21,200 for service on two Boards

Janet F. Sansone [2]	$14,000	N/A	N/A	$14,000 for service on one Board

Richard Hocker [3]	$0	N/A	N/A	$0 for service on one Board

Michael Jones [3]	$0	N/A	N/A	$0 for service on one Board

John T. Wholihan [2]	$14,000	N/A	N/A	$14,000 for service on one Board

1	Mr. Robert Turner is a Trustee who may be deemed to be an “interested person” of Turner Funds as the term is defined in the Investment Company Act of 1940. Mr. Turner is interested by virtue of his controlling ownership interest in Turner Investment Partners. Turner Funds pays fees only to the Trustees who are not interested persons of Turner Funds. Compensation of officers and interested persons of Turner Funds is paid by Turner Investment Partners.
2	Member of the Audit Committee.
3	Mr. Hocker resigned from the Board of Trustees on May 18, 2001. Mr. Jones resigned from the Board of Trustees on August 17, 2001.

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As of May 1, 2002, the Trustees and officers of Turner Funds owned less than 1% of the outstanding shares of Turner Funds.

VI. ADDITIONAL INFORMATION ABOUT TURNER LARGE CAP GROWTH OPPORTUNITIES FUND

The investment objective of Turner Large Cap Growth Opportunities Fund is capital appreciation. Turner Large Cap Growth Opportunities Fund’s investment objective is a fundamental policy and cannot be changed without shareholder approval. Set forth below is additional information about Turner Large Cap Growth Opportunities Fund that you should consider before voting on the Reorganization.

Other Investments

Turner Large Cap Growth Opportunities Fund may buy and sell securities frequently as part of its investment strategy. This may result in higher transaction costs and additional tax liabilities.

In addition to the investments and strategies described in this Proxy Statement/Prospectus, Turner Large Cap Growth Opportunities Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this Proxy Statement/Prospectus, are described in detail in the statement of additional information relating to the Reorganization, which has been filed with the Securities and Exchange Commission and is available upon request.

The investments and strategies described throughout this Proxy Statement/Prospectus are those that Turner Large Cap Growth Opportunities Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes or liquidity related to temporary defense purposes, Turner Large Cap Growth Opportunities Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations that would not ordinarily be consistent with Turner Large Cap Growth Opportunities Fund’s objectives. Turner Large Cap Growth Opportunities Fund will do so only if Turner Investment Partners believes that the risk of loss of maintaining its normal investments outweighs the opportunity for gains.

Purchasing, Selling and Exchanging Shares of Turner Large Cap Growth Opportunities Fund

Investing In Turner Large Cap Growth Opportunities Fund

In order to open a new account, you must complete and mail the New Account Application that you will receive with Turner Large Cap Growth Opportunities Fund’s prospectus.

All trades must be received by Turner Large Cap Growth Opportunities Fund’s Transfer Agent by 4:00 pm (Eastern time). Trades received after 4:00 PM (Eastern time) will be executed at the following business day’s closing price.

Your check must be made payable to Turner Funds or wires must be sent according to the instructions listed below.

Turner Large Cap Growth Opportunities Fund’s minimum initial investment is $2,500 with minimum subsequent purchases of $50. Turner Large Cap Growth Opportunities Fund reserves the right to waive the minimum initial investment.
Once you are a shareholder of Turner Large Cap Growth Opportunities Fund you can do the following:
*	Purchase, sell or exchange Turner Large Cap Growth Opportunities Fund shares by phone. Call 1-800-224-6312 between 9:00 AM and 4:00 PM (Eastern time) Monday through Friday and press 3 to place a trade.
*	Purchase, sell or exchange Turner Large Cap Growth Opportunities Fund shares by mail. Shareholders can mail trade requests to:

By regular mail: The Turner Funds PO Box 219805 Kansas City, MO 64121-9805	By express or overnight mail: The Turner Funds c/o DST Systems Inc. 330 W. 9th Street Kansas City, MO 64105

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*	Purchase shares of Turner Large Cap Growth Opportunities Fund by wiring funds to:
United Missouri Bank of Kansas NA
ABA # 101000695
Account # 9870601168
Further Credit: name of fund, shareholder name and Turner Funds account number

*	Purchase, sell or exchange shares of Turner Large Cap Growth Opportunities Fund online:
Go to www.turnerinvestments.com, follow the online instructions to enable this service. Existing shareholders can also open additional accounts online.

Turner Large Cap Growth Opportunities Fund assesses no sales charge when you purchase shares of Turner Large Cap Growth Opportunities Fund.

This section tells you how to purchase, sell and exchange shares of Turner Large Cap Growth Opportunities Fund.

Purchasing Shares of Turner Large Cap Growth Opportunities Fund

When Can You Purchase Shares?

You may purchase shares on any day that the New York Stock Exchange is open for business (a Business Day).

Turner Large Cap Growth Opportunities Fund may reject any purchase order if it determines that accepting the order would not be in the best interests of Turner Large Cap Growth Opportunities Fund or its shareholders.

To open an account:

•	By Mail — Please send your completed application, with a check payable to Turner Funds, to the address listed on page 14. Your check must be in US dollars and drawn on a bank located in the United States. Turner Large Cap Growth Opportunities Fund does not accept third-party checks, credit card checks, checks issued by internet banks or cash.
•	By Wire — Please contact Turner Large Cap Growth Opportunities Fund’s representative at 1-800-224-6312 (option 3) to let the representative know that you intend to make your initial investment by wire. You will be given an account number and fax number to which you should send your completed New Account Application. Once this is complete you will need to instruct your bank to wire money to: United Missouri Bank of Kansas, N.A.; ABA #10-10-00695; for Account Number 98-7060-116-8; Further Credit: [ Large Cap Growth Opportunities Fund]. The shareholder’s name and account number must be specified in the wire.
•	Online — Existing shareholders can open additional accounts by using their existing account registration and tax ID number. Initial accounts in Turner Large Cap Growth Opportunities Fund cannot be opened via the Internet.

Systematic Investment Plan

If you have a checking or savings account with a bank, you may purchase shares of Turner Large Cap Growth Opportunities Fund automatically through regular deductions from your account. Please call 1-800-224-6312 for information regarding participating banks. With a $100 minimum investment to open your account, you may begin regularly scheduled investments of at least $25 per month.

How Turner Large Cap Growth Opportunities Fund Prices Are Calculated

The price per share (the offering price) will be the net asset value per share next determined after Turner Large Cap Growth Opportunities Fund receives your purchase order. NAV for one share of Turner Large Cap Growth Opportunities Fund is the value of that share’s portion of the net assets of Turner Large Cap Growth Opportunities Fund. Turner Large Cap Growth Opportunities Fund’s NAV is calculated once each Business Day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time). In order for you to receive the current Business Day’s NAV, Turner Large Cap Growth Opportunities Fund must receive your purchase order before 4:00 p.m. Eastern time. A purchase order received after 4:00 p.m. Eastern time will be processed using the next Business Day’s price.

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In calculating NAV, Turner Large Cap Growth Opportunities Fund generally values its investment portfolio at market price. If market prices are unavailable or Turner Large Cap Growth Opportunities Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by Turner Funds’ Board of Trustees. Shares will not be priced on days on which the New York Stock Exchange is closed for trading.

Purchasing Additional Shares

•	By Mail — Please send your check payable to Turner Funds along with a signed letter stating the name of the fund and your account number.
•	By Phone — Current shareholders are eligible to purchase shares by phone if they have requested that privilege by checking the appropriate box on the New Account Application. Shareholders who have requested telephone privileges can call 1-800-224-6312 (option 3) and give Turner Large Cap Growth Opportunities Fund and account number they would like to make a subsequent purchase into. They must then instruct their bank to wire the money by following the instructions listed on page 15.
•	Online — Current shareholders are eligible to purchase additional shares via the Turner Group of Funds website, www.turnerinvestments.com. These investments will be made via Automated Clearing House (ACH) and will be deducted from your bank account. Your account will be credited with the additional shares on the trade date, but the dollar amount will not post until it clears the banking system.

Additional Information

You may also buy shares through accounts with brokers and other financial institutions that are authorized to place trades in shares of Turner Large Cap Growth Opportunities Fund for customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by Turner Large Cap Growth Opportunities Fund. You will also generally have to address your correspondence or questions regarding Turner Large Cap Growth Opportunities Fund to your institution.

Selling Shares of Turner Large Cap Growth Opportunities Fund

If you own shares directly, you may sell your shares on any Business Day by contacting Turner Large Cap Growth Opportunities Fund directly by mail, telephone or via its website. You may also sell shares of Turner Large Cap Growth Opportunities Fund by contacting your financial institution by mail or telephone. The sale price of each share will be the next NAV determined after Turner Large Cap Growth Opportunities Fund receives your request.

You may sell shares by following the procedures established when you opened your account or accounts. If you have questions, call 1-800-224-6312.
•	By Mail — If you wish to redeem shares of Turner Large Cap Growth Opportunities Fund, you should send Turner Large Cap Growth Opportunities Fund a letter with your name, the name of the Fund and account number and the amount of your request. All letters must be signed by the owner(s) of the account. All proceeds will be mailed or wired (depending on instructions given) to the address or instructions given to us when the account was established. If you would like the proceeds sent to either a different bank account or address, a signature guarantee is required.
•	By Phone — When filling out a New Account Application you are given the opportunity to establish telephone redemption privileges. If you elect to take advantage of this privilege you will be able to redeem shares of Turner Large Cap Growth Opportunities Fund by calling 1-800-224-6312 (option 3) and speaking to one of our representatives.

•	Online — Existing shareholders can redeem shares via the Turner Group of Funds website, www.turnerinvestments.com. Redemptions will be funded via check, ACH or wire to the instructions of record.

Systematic Withdrawal Plan

If you have at least $10,000 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange monthly, quarterly, semiannual or annual automatic withdrawals of at least $50 from Turner

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Large Cap Growth Opportunities Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

Signature Guarantees

A signature guarantee is a widely accepted way to protect shareholders by verifying the signature in certain circumstances, including (1) written requests for redemptions in excess of $50,000; (2) all written requests to wire redemption proceeds to a bank other than the bank previously designated on the account application; and (3) redemption requests that provide that the redemption proceeds should be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account. Signature guarantees can be obtained from any of the following institutions: a national or state bank, a trust company, a federal savings and loan association, credit unions or a broker-dealer that is a member of a national securities exchange. A notarized signature is not sufficient.

Redemptions-in-Kind

Turner Large Cap Growth Opportunities Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of Turner Large Cap Growth Opportunities Fund’s remaining shareholders) Turner Large Cap Growth Opportunities Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price. Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Receiving Your Money

Normally, Turner Large Cap Growth Opportunities Fund will send your sale proceeds within three Business Days after it receives your request, but it may take up to seven days. Your proceeds can be wired to your bank account (subject to a $10 wire fee) or sent to you by check. If you recently purchased your shares by check or through ACH, redemption proceeds may not be available until your investment has cleared (which, for checks, may take up to 15 days from the date of purchase).

Exchanging Shares of Turner Large Cap Growth Opportunities Fund

When you exchange shares, you are really selling your shares and buying other fund shares. Your sale price and purchase price will be based on the NAV next calculated after Turner Large Cap Growth Opportunities Fund receives your exchange request.

You may exchange your shares on any Business Day by contacting Turner Large Cap Growth Opportunities Fund directly by mail, telephone or via the Turner Group of Funds website, www.turnerinvestments.com. You may also exchange shares through your financial institution by mail or telephone. If you recently purchased shares by check or through ACH, you may not be able to exchange your shares until your investment has cleared (which, for checks, may take up to 15 days from the date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days’ notice.

Other Policies

For Customers of Financial Institutions

If you purchase, sell or exchange shares of Turner Large Cap Growth Opportunities Fund through a financial institution (rather than directly from Turner Large Cap Growth Opportunities Fund or a financial institution that serves as its agent), you may have to transmit your purchase, sale and exchange requests to your financial institution at an earlier time for your transaction to become effective that day. This allows the financial institution time to process your request and transmit it to Turner Large Cap Growth Opportunities Fund. For more information about how to purchase, sell or exchange shares of Turner Large Cap Growth Opportunities Fund through your financial institution, you should contact your financial institution directly. Your financial institution may charge transaction fees on purchases and/or sales of shares of Turner Large Cap Growth Opportunities Fund.

Telephone/Online Transactions

Purchasing, selling and exchanging shares of Turner Large Cap Growth Opportunities Fund over the telephone or via the website is extremely convenient, but not without risk. The Turner Large Cap Growth

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Opportunities Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions. If the Turner Large Cap Growth Opportunities Fund follows these procedures, the fund will not be responsible for any losses or costs incurred by following telephone or electronic instructions that the fund reasonably believes to be genuine.

Suspension of Your Right to Sell Your Shares

Turner Large Cap Growth Opportunities Fund may suspend your right to sell your shares if the New York Stock Exchange restricts trading, the Securities and Exchange Commission declares an emergency or for other reasons. More information about this is in Turner Large Cap Growth Opportunities Fund’s Statement of Additional Information, which has been filed with the Securities and Exchange Commission and is available upon request.

Involuntary Sales of Shares of Turner Large Cap Growth Opportunities Fund

If your account balance drops below the required minimum of $1,000 because of redemptions, you may be required to sell your shares. You will always be given at least 60 days’ written notice to give you time to add to your account and avoid selling your shares.

Distribution of Shares of Turner Large Cap Growth Opportunities Fund

Turner Investment Distributors, Inc. (formerly CCM Securities, Inc.), a registered broker-dealer that is owned and operated by Turner Investment Partners, is the distributor of Turner Large Cap Growth Opportunities Fund.

Taxes

Please consult your tax advisor regarding your specific questions about federal, state, local and foreign income taxes. Summarized below are some important tax issues that affect Turner Large Cap Growth Opportunities Fund and its shareholders. This summary is based on current tax laws, which may change. Turner Large Cap Growth Opportunities Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Turner Large Cap Growth Opportunities Fund’s net investment income and short-term capital gains are distributed as dividends and are taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains, regardless of how long you have held your shares in Turner Large Cap Growth Opportunities Fund. Distributions you receive from Turner Large Cap Growth Opportunities Fund may be taxable whether you reinvest them or take them in cash. Each sale or exchange of shares of Turner Large Cap Growth Opportunities Fund may be a taxable event. For tax purposes, an exchange of shares of Turner Large Cap Growth Opportunities Fund for shares of another portfolio of the Turner Funds is treated the same as a sale. A sale may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares for one year or less, long term if you held the shares for longer.

VII. ADDITIONAL INFORMATION ABOUT MERCURY SELECT GROWTH FUND

Additional information about Mercury Select Growth Fund is included in its prospectus, dated January 29, 2002, as amended and supplemented, which has been previously delivered to you and which has been incorporated herein by reference. Mercury Select Growth Fund’s prospectus is available upon request at no charge by either writing Mercury Select Growth Fund at PO Box 9011, Princeton, New Jersey 08543-9011 or by calling 1-888-763-2260.

Reports and other information filed by the Mercury Select Growth Fund can be inspected and copied at the public reference facilities of the Securities and Exchange Commission in Washington, D.C. Copies of such materials also can be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549, at prescribed rates. The Securities and Exchange Commission maintains a website (http://www.sec.gov) that contains Mercury Select Growth Fund’s prospectus, statement of additional information and other material incorporated herein by reference and other information regarding Mercury Select Growth Fund.

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VIII. GENERAL INFORMATION

This section provides information on a number of topics relating to proxy voting and shareholder meetings.

Date, time and place of Special Meeting of Shareholders. The Special Meeting of Shareholders will be held on July 12, 2002, at the offices of Fund Asset Management at 800 Scudders Mill Road, Plainsboro, New Jersey 08536 at 9:00 a.m. Eastern time.

Proxy solicitation methods and costs. Mercury Select Growth Fund will solicit shareholder proxies in a variety of ways. All shareholders that are entitled to vote will receive these proxy materials by mail. In addition, Fund Asset Management employees and officers may solicit shareholder proxies in person, by telephone, or through the Internet. Fund Asset Management will pay all costs of soliciting proxies from Mercury Select Growth Fund’s shareholders, including costs relating to the printing, mailing, and tabulation of proxies. Mercury Select Growth Fund has retained Georgeson Shareholder to assist in the solicitation of proxies at a cost to Fund Asset Management of approximately $2,000.

Quorum. In order for the shareholder meeting to go forward, Mercury Select Growth Fund must achieve a quorum. This means that a majority of your Fund’s shares must be represented at the Special Meeting of Shareholders, either in person or by proxy. A quorum for purposes of the Special Meeting of Shareholders consists of one-third of the shares entitled to vote at the Meeting, present in person or by proxy. If, by the time scheduled for the Special Meeting of Shareholders, a quorum of Mercury Select Growth Fund’s shareholders is not present or if a quorum is present but sufficient votes to approve or disapprove the Reorganization are not received from the shareholders of Mercury Select Growth Fund, the persons named as proxies may propose one or more adjournments of the Special Meeting of Shareholders to permit further solicitation of proxies from shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of Mercury Select Growth Fund present in person or by proxy and entitled to vote at the session of the Special Meeting of Shareholders to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the interests of the shareholders of Mercury Select Growth Fund. All returned proxies count towards a quorum, regardless of how they are voted (“For,” “Against,” or “Abstain”). Your Fund will count broker non-votes toward a quorum, but not toward the approval of any proposals. (Broker non-votes are shares for which (i) the underlying owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

Revoking your proxy. You may revoke your proxy or change your vote at any time up until voting results are announced at the Special Meeting of Shareholders. You can do this by writing to your Fund’s Secretary, c/o Fund Asset Management, LP, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, submitting a later dated proxy or by voting in person at the Special Meeting of Shareholders.

Required vote. A majority of your Fund’s outstanding shares on April 22, 2002 must vote in favor of the Reorganization in order for the Reorganization to be approved.

Shareholder proposals. Any shareholder proposals to be included in the proxy statement for Mercury Select Growth Fund’s next annual or special meeting must be received by Mercury Select Growth Fund within a reasonable period of time prior to that meeting. Your Fund has no current plans to hold an annual or special meeting in 2002.

Nominee accounts. Upon request, Mercury Select Growth Fund will reimburse nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of Mercury Select Growth Fund’s shares. Please submit invoices for review to Fund Asset Management’s offices at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Record Date and Outstanding Shares. Only holders of record of shares of Mercury Select Growth Fund at the close of business on April 22, 2002 (the “Record Date”) are entitled to vote at the Special Meeting of Shareholders or any adjournment thereof. At the close of business on the Record Date, there were 783,675 Class I shares, 15,660 Class A shares, 23,405 Class B shares and 14,591 Class C shares of Mercury Select Growth Fund issued and outstanding and entitled to vote.

Security ownership of certain Beneficial Owners and Management of Mercury Select Growth Fund and Turner Large Cap Growth Opportunities Fund.

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To the knowledge of Mercury Select Growth Fund, as of the Record Date, the following shareholders or entity owned beneficially or of record 5% or more of any class of shares of Mercury Select Growth Fund or of all classes of Mercury Select Growth Fund shares in the aggregate. It is anticipated that immediately following the Reorganization, each of the following shareholders will own approximately the same percentage of Class I shares of Turner Large Cap Growth Opportunities Fund as they did of Mercury Select Growth Fund immediately prior to the Reorganization.

Name of Shareholder	Address of Shareholder	Percentage of Class of Shares	Percentage of Mercury Select Growth Fund

Bank of New York as Trustee - TDS 401k Plan (1)(2)	800 Scudders Mill Road Plainsboro, NJ 08536	29.94% Class I	28.02%

Charles Schwab & Co. Inc - Attn Mutual Funds/Teams (1)(3)	800 Scudders Mill Road Plainsboro, NJ 08536	26.16% Class I	24.48%

Joseph Amato	800 Scudders Mill Road Plainsboro, NJ 08536	21.45% Class I	20.08%

Merrill Lynch Trust Co., FSB TTEE FBO Merrill Lynch (1)	800 Scudders Mill Road Plainsboro, NJ 08536	6.69% Class I	6.26%

Nancy J. Hadley TTEE U/A DTD 01/27/93 By Nancy J. Hadley	800 Scudders Mill Road Plainsboro, NJ 08536	32.40% Class B	0.91%

Patricia R. Bade TTEE U/A DTD 07/21/1993 By Patricia R. Bade	800 Scudders Mill Road Plainsboro, NJ 08536	29.06% Class B	0.81%

MLPF&S Cust FPO Timothy M. Rood Ira FBO Timothy M. Rood	800 Scudders Mill Road Plainsboro, NJ 08536	15.48% Class B	0.43%

MLPF&S Cust FPO Patricia F. Hickmon IRRA FBO Patricia F. Hickmon	800 Scudders Mill Road Plainsboro, NJ 08536	12.03% Class B	0.34%

MLPF&S Cust FPO Mary E. Friedman RRA FBO Mary E. Friedman	800 Scudders Mill Road Plainsboro, NJ 08536	11.03% Class B	0.31%

MLPF&S Cust FPO Joseph D. Bodak IRA FBO Joseph D. Bodak	800 Scudders Mill Road Plainsboro, NJ 08536	93.39% Class C	1.63%

Waldbaum Corn Koff Berger, P.C. Profit Sharing Plan and Trust U/A 05/01/1985	800 Scudders Mill Road Plainsboro, NJ 08536	6.61% Class C	0.12%

Donaldson Lufkin Jenrette Securities Corporation Inc. (1)	800 Scudders Mill Road Plainsboro, NJ 08536	39.29% Class A	0.73%

John Hasner	800 Scudders Mill Road Plainsboro, NJ 08536	20.00% Class A	0.37%

MLPF&S Cust FPO Stephen M. Murphy IRA FBO Stephen M. Murphy	800 Scudders Mill Road Plainsboro, NJ 08536	17.66% Class A	0.33%

Resources Trust Company Cust Michael J. Sweeney IRA	800 Scudders Mill Road Plainsboro, NJ 08536	10.96% Class A	0.21%

Jason Jon Griak	800 Scudders Mill Road Plainsboro, NJ 08536	6.26% Class A	0.12%

MLPF&S Cust FBO Cheryl Radtke RRA FBO Cheryl Radtke	800 Scudders Mill Road Plainsboro, NJ 08536	5.83% Class A	0.11%

(1)	Record Owner — does not have any voting authority or authority to buy/sell shares.
(2)	Bank of New York is incorporated in New York.
(3)	Charles Schwab & Co. Inc. is incorporated in Delaware.

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As of the Record Date, the Directors and officers of Mercury Select Growth Fund as a group (nine persons) owned an aggregate of less than 1% of the outstanding shares of Mercury Select Growth Fund and Merrill Lynch & Co., Inc.

As of the Record Date, no person or entity owned beneficially or of record 5% or more of any class of Turner Large Cap Growth Opportunities Fund’s outstanding shares.

As of the Record Date, the Trustees and officers of Turner Large Cap Growth Opportunities Fund as a group (16 persons) owned an aggregate of less than 1% of the outstanding shares of Turner Large Cap Growth Opportunities Fund.

Annual/semi-annual reports. An Annual Report for the fiscal year ended September 30, 2001 relating to Mercury Select Growth Fund is being mailed to you separately. A Semi-Annual Report for the six months ended March 31, 2002 relating to Mercury Select Growth Fund has been mailed to you as of a recent date. Additional copies of these reports are available at no cost. To request additional copies of a report, please call Mercury Select Growth Fund toll-free at 1-888-763-2260 or write us at P.O. Box 9011, Princeton, New Jersey 08543-9011.

Litigation. There are no material legal proceedings to which Mercury Select Growth Fund or Turner Large Cap Growth Opportunities Fund, Turner Investment Partners or Turner Investment Distributors is a party.

Legal Matters. Certain legal matters in connection with the Reorganization will be passed upon for Mercury Select Growth Fund by Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022 and for Turner Large Cap Growth Opportunities Fund by Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, PA 19103. Certain legal matters as to Maryland law will be passed upon for Mercury Select Growth Fund by Piper Rudnick LLP, 6225 Smith Avenue, Baltimore, Maryland 21209.

Mercury Select Growth Fund’s net assets under management. As of May 15, 2002, Mercury Select Growth Fund had approximately $7.1 million in net assets.

Other matters. At this point, we know of no other business to be brought before the Special Meeting of Shareholders. However, if any other matters do come up, we will use our best judgment to vote on your behalf. If you object to our voting other matters on your behalf, please tell us so in writing before the meeting.

Obtaining information from the Securities and Exchange Commission. Turner Funds is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and must file certain reports and other information with the Securities and Exchange Commission.

The proxy materials, reports and other information filed by Turner Funds and Mercury Funds, Inc. can be inspected and copied at the Public Reference Room maintained by the Securities and Exchange Commission located at 450 5th Street N.W., Washington, DC 20549. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates.

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Appendix A

Form of Agreement and Plan of Reorganization
By and Between
Turner Funds
on behalf of Turner Large Cap Growth Opportunities Fund
and Mercury Funds, Inc.,
on behalf of Mercury Select Growth Fund
Dated as of May 30, 2002

i

ii

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is made as of the 30th day of May, 2002, by and between Turner Funds, a Massachusetts business trust (“Turner Funds”), on behalf of its portfolio, Turner Large Cap Growth Opportunities Fund (the “Acquiring Fund”), and Mercury Funds, Inc., a Maryland corporation (“Mercury Funds”), on behalf of its portfolio, Mercury Select Growth Fund (the “Acquired Fund”).

PLAN OF REORGANIZATION

The reorganization will consist of (i) the acquisition of the Assets (as defined herein) by the Acquiring Fund solely in exchange for the assumption by the Acquiring Fund of the Assumed Liabilities (as defined herein) and Class I shares of the Acquiring Fund, par value of $.00001 per share (the “Corresponding Shares”), with the same aggregate net asset value as the shares of the Acquired Fund issued and outstanding at the Valuation Time determined in accordance with Section 2(c) hereof, (ii) the subsequent distribution by the Acquired Fund of the Corresponding Shares to its shareholders in exchange for such shareholders’ respective shares of the Acquired Fund in liquidation of the Acquired Fund, and (iii) the termination of the Acquired Fund, all upon and subject to the terms hereinafter set forth (the “Reorganization”). The Corresponding Shares to be received by each shareholder of the Acquired Fund will have an aggregate net asset value equal to that of the Acquired Fund’s shares owned by such shareholder at the Valuation Time (as defined below). It is intended that the Reorganization described herein shall be a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision.

As promptly as practicable after the liquidation of the Acquired Fund pursuant to the Reorganization, the Acquired Fund shall be terminated as a portfolio of Mercury Funds in accordance with the laws of Maryland.

AGREEMENT

NOW, THEREFORE, in order to consummate the Reorganization and in consideration of the premises and the covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, Turner Funds on behalf of the Acquiring Fund and Mercury Funds on behalf of the Acquired Fund hereby agree as follows:

1. Defined Terms; Sections and Exhibits; Miscellaneous Terms.

a. Definitions. As used herein the following terms have the following respective meanings (such definitions to be equally applicable to both the singular and plural forms of the terms defined):

“Acquired Fund” has the meaning ascribed thereto in the introduction hereof.

“Acquired Fund Prospectus” shall mean the prospectus of the Acquired Fund dated as of January 29, 2002, as amended or supplemented.

“Acquired Fund Statement of Additional Information” shall mean the statement of additional information of the Acquired Fund dated as of January 29, 2002, as amended or supplemented.

“Acquiring Fund” has the meaning ascribed thereto in the introduction hereof.

“Acquiring Fund Prospectus” shall mean the prospectus of the Acquiring Fund, dated as of May 1, 2002, as amended or supplemented.

“Acquiring Fund Statement of Additional Information” shall mean the statement of additional information of the Acquiring Fund, dated as of May 1, 2002, as amended or supplemented.

“Agreement” has the meaning ascribed thereto in the introduction hereof.

“Assets” has the meaning ascribed thereto in Section 2(a) hereof.

“Assumed Liabilities” has the meaning ascribed thereto in Section 2(b) hereof.

“Code” has the meaning ascribed thereto in the first paragraph under the heading “Plan of Reorganization” hereof.

“Commission” shall mean the Securities and Exchange Commission.

A-1

“Corresponding Shares” has the meaning ascribed thereto in the first paragraph under the heading “Plan of Reorganization” hereof.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Exchange Date” has the meaning ascribed thereto in Section 6 hereof.

“Governmental Authority” shall mean any governmental or quasi-governmental authority including, without limitation, any federal, state, territorial, county, municipal or other governmental or quasi-governmental agency, board, branch, bureau, commission, court, arbitral body, department or other instrumentality or political unit or subdivision, whether domestic or foreign.

“Indemnified Party” has the meaning ascribed thereto in Section 10(d) hereof.

“Indemnifying Party” has the meaning ascribed thereto in Section 10(d) hereof.

“Investment Company Act” shall mean the Investment Company Act of 1940, as amended.

“Investments” shall mean, with respect to each Person, (i) the investments of such Person shown on the schedule of its investments as of the date set forth therein, and (ii) all other assets owned by such Person or liabilities incurred as of such date.

“Licenses” has the meaning ascribed thereto in Section 3(b) hereof.

“Lien” shall mean any security agreement, financing statement (whether or not filed), mortgage, lien (statutory or otherwise), charge, pledge, hypothecation, conditional sales agreement, adverse claim, title retention agreement or other security interest, encumbrance, restriction, deed of trust, indenture, option, limitation, exception to or other title defect in or on any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale, lease, consignment, or bailment given for security purposes, trust receipt or other title retention agreement with respect to any property or asset of such Person, whether direct, indirect, accrued or contingent.

“Losses” has the meaning ascribed thereto in Section 10(b) hereof.

“Material Adverse Effect” shall mean, with respect to any Person, any event, circumstance or condition that, individually or when aggregated with all other similar events, circumstances or conditions could reasonably be expected to have, or has had, a material adverse effect on: (i) the business, property, operations, condition (financial or otherwise), results of operations or prospects of such Person or (ii) the ability of such Person to consummate the transactions contemplated hereunder in the manner contemplated hereby.

“Mercury Funds” has the meaning ascribed thereto in the introduction hereof.

“MLB” has the meaning ascribed thereto in Section 7(e)(ii) hereof.

“N-14 Registration Statement” has the meaning ascribed thereto in Section 3(n) hereof.

“Person” shall mean any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

“Reorganization” has the meaning ascribed thereto in the first paragraph under the heading “Plan of Reorganization” hereof.

“RICs” has the meaning ascribed thereto in Section 3(b) hereof.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“S&S” has the meaning ascribed thereto in Section 6 hereof.

“Turner Funds” has the meaning ascribed thereto in the introduction hereof.

“Valuation Time” has the meaning ascribed thereto in Section 2(f) hereof.

b. Use of Defined Terms. Any defined term used in the plural shall refer to all members of the relevant class, and any defined term used in the singular shall refer to any one or more of the members of the relevant class. The use of any gender shall be applicable to all genders.

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c. Sections and Exhibits. References in this Agreement to Sections, Exhibits and Schedules are to Sections, Exhibits and Schedules of and to this Agreement. The Exhibits and Schedules to this Agreement are hereby incorporated herein by this reference as if fully set forth herein.

d. Miscellaneous Terms. The term “or” shall not be exclusive. The terms “herein,” “hereof,” “hereto,” “hereunder” and other terms similar to such terms shall refer to this Agreement as a whole and not merely to the specific article, section, paragraph or clause where such terms may appear. The term “including” shall mean “including, but not limited to.”

2. The Reorganization.

a. Transfer of Assets. Subject to receiving the requisite approval of the shareholders of the Acquired Fund, and to the other terms and conditions contained herein, on the Exchange Date, the Acquired Fund shall convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund shall purchase, acquire and accept from the Acquired Fund, free and clear of all Liens, substantially all of the assets (including interest accrued as of the Valuation Time on debt instruments) of the Acquired Fund (such assets are collectively referred to herein as the “Assets”).

b. Assumption of Liabilities. Subject to receiving the requisite approval of the shareholders of the Acquired Fund and to the other terms and conditions contained herein, on the Exchange Date, the Acquiring Fund will assume and agree to pay, perform and discharge when due substantially all of the obligations and liabilities of the Acquired Fund then existing, whether absolute, accrued, contingent or otherwise (collectively, the “Assumed Liabilities”); provided that recourse for such liabilities will be limited to the net Assets of the Acquired Fund acquired by the Acquiring Fund hereunder.

c. Issuance and Valuation of Corresponding Shares in the Reorganization. Full Corresponding Shares, and to the extent necessary, a fractional Corresponding Share, of an aggregate net asset value equal to the aggregate net asset value of the Assets (after deducting the Assumed Liabilities) acquired by the Acquiring Fund hereunder, determined as hereinafter provided shall be issued by the Acquiring Fund to the Acquired Fund in exchange for such Assets. The net asset value of the Acquired Fund’s Assets and the Acquiring Fund’s Corresponding Shares shall be determined in accordance with the procedures described in the Acquired Fund’s Prospectus and Statement of Additional Information at the Valuation Time. Such valuation and determination shall be made by the Acquiring Fund in cooperation with the Acquired Fund. The Acquiring Fund shall issue its Corresponding Shares to the Acquired Fund in one certificate or share deposit receipt registered in the name of the Acquired Fund.

d. Distribution of Corresponding Shares to Shareholders of the Acquired Fund. Pursuant to this Agreement, as soon as practicable after the Exchange Date, the Acquired Fund will distribute all Corresponding Shares received by it from the Acquiring Fund in connection with the Reorganization to its shareholders in exchange for their shares of the Acquired Fund. Such distribution shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the amounts due the shareholders of the Acquired Fund based on their respective holdings in the Acquired Fund as of the Valuation Time and the delivery by the Acquired Fund of the certificate or share deposit receipt evidencing the Corresponding Shares received by it from the Acquiring Fund hereunder to DST Systems, Inc. as the transfer agent.

e. Interest; Proceeds. Mercury Funds on behalf of the Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest or proceeds it receives on or after the Exchange Date with respect to the Assets.

f. Valuation Time. The Valuation Time shall be 4:00 P.M., New York time, on August 1, 2002, or such earlier or later day and time as may be mutually agreed upon in writing between the parties hereto (the “Valuation Time”).

g. Evidence of Transfer. Turner Funds and Mercury Funds will jointly file any instrument as may be required by the Commonwealth of Massachusetts and/or the State of Maryland to effect the transfer of the Assets to the Acquiring Fund.

h. Termination. The Acquired Fund’s existence as a portfolio of Mercury Funds will be terminated as soon as practicable, but in any event within 180 days following the Exchange Date, by making any required filings with the State of Maryland.

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3. Representations and Warranties of Mercury Funds on behalf of the Acquired Fund.

Mercury Funds on behalf of the Acquired Fund represents and warrants to Turner Funds on behalf of the Acquiring Fund as follows:

a. Formation and Qualification. Mercury Funds is a corporation duly incorporated, validly existing and in good standing in conformity with the laws of the State of Maryland, and has all requisite power and authority to own all of its properties or assets and carry on its business as presently conducted, is duly qualified, registered or licensed as a foreign corporation to do business and is in good standing in each jurisdiction in which the ownership of its properties or assets or the character of its present operations makes such qualification, registration or licensing necessary, except where the failure to so qualify or be in good standing would not have a Material Adverse Effect on the Acquired Fund.

b. Licenses. Mercury Funds on behalf of the Acquired Fund holds all permits, consents, registrations, certificates, authorizations and other approvals (collectively, “Licenses”) required for the conduct of the Acquired Fund’s business as now being conducted; all such Licenses are in full force and effect and no suspension or cancellation of any of them is pending or threatened; and none of such Licenses will be affected by the consummation of the transactions contemplated by this Agreement in a manner that would have a Material Adverse Effect on the Acquired Fund. Mercury Funds is duly registered under the Investment Company Act as an open-end management investment company (File No. 811-8797), and such registration has not been revoked or rescinded and is in full force and effect. Mercury Funds on behalf of the Acquired Fund has elected and qualified for the special tax treatment afforded regulated investment companies (“RICs”) under Sections 851-855 of the Code at all times since its inception and intends to continue to so qualify for its current taxable year.

c. Authority. Mercury Funds has full power and authority to execute and deliver this Agreement on behalf of the Acquired Fund and to consummate the transactions contemplated hereby on behalf of the Acquired Fund. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by Mercury Funds on behalf of the Acquired Fund have been duly and validly authorized by all necessary action on the part of Mercury Funds on behalf of the Acquired Fund and no other proceedings on the part of Mercury Funds are necessary to authorize this Agreement on behalf of the Acquired Fund or the consummation of the transactions contemplated hereby on behalf of the Acquired Fund, except for the approval of the Acquired Fund’s shareholders as provided in Section 7(c) hereof. This Agreement has been duly and validly executed by Mercury Funds on behalf of the Acquired Fund and, subject to receipt of the requisite shareholder approval, this Agreement constitutes a legal, valid and binding obligation of Mercury Funds on behalf of the Acquired Fund enforceable against Mercury Funds on behalf of the Acquired Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto and the remedy of specific performance and injunctive and other forms of equitable relief.

d. Financial Statements. Turner Funds has been furnished with an accurate, correct and complete statement of assets and liabilities and a schedule of Investments of the Acquired Fund, each as of September 30, 2001 said financial statements having been audited by Deloitte & Touche LLP, independent auditors. Such audited financial statements fairly present in all material respects the financial position of the Acquired Fund as of the dates and for the periods referred to therein and in conformity with generally accepted accounting principles applied on a consistent basis.

e. Interim Financial Statements. Turner Funds has been furnished with an accurate, correct and complete unaudited statement of assets and liabilities and an unaudited schedule of Investments of the Acquired Fund, each for the six months ended March 31, 2002. Such unaudited financial statements fairly present in all material respects the financial position of the Acquired Fund as of the dates and for the periods referred to therein and in conformity with generally accepted accounting principles applied on a consistent basis.

f. Prospectus and Statement of Additional Information. Turner Funds has been furnished with the Acquired Fund Prospectus and the Acquired Fund Statement of Additional Information, and said prospectus and statement of additional information do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

g. Litigation. There are no material claims, actions, suits or legal, administrative or other proceedings pending or, to the knowledge of Mercury Funds, threatened against the Acquired Fund relating to the period from

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June 19, 2000 to the date hereof and/or Mercury Funds that could reasonably be expected to have a Material Adverse Effect on the Acquired Fund. Neither Mercury Funds nor the Acquired Fund is charged with or, to Mercury Funds’ knowledge, threatened with any violation, or investigation of any possible violation, of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business during the period from June 19, 2000 to the date hereof in the case of the Acquired Fund that could reasonably be expected to have a Material Adverse Effect on the Acquired Fund.

h. Material Contracts. There are no material contracts outstanding to which Mercury Funds is a party on behalf of the Acquired Fund that have not been disclosed in the N-14 Registration Statement, the Acquired Fund Prospectus, the Acquired Fund Statement of Additional Information or which will not otherwise be disclosed to Turner Funds prior to the Valuation Time.

i. No Conflict. The execution and delivery of this Agreement by Mercury Funds on behalf of the Acquired Fund and the consummation of the transactions contemplated hereby by Mercury Funds on behalf of the Acquired Fund will not contravene or constitute a default under or violation of (i) the Articles of Incorporation or by-laws of Mercury Funds, each as amended and in effect as of the date hereof, (ii) any agreement or contract (or require the consent of any Person under any agreement or contract that has not been obtained) to which Mercury Funds is a party on behalf of the Acquired Fund or to which the Acquired Fund’s assets or properties are subject, or (iii) any judgment, injunction, order or decree, or other instrument binding upon Mercury Funds on behalf of the Acquired Fund or any of the assets or properties of the Acquired Fund, except where such contravention, default or violation would not have a Material Adverse Effect on the Acquired Fund.

j. Undisclosed Liabilities. The Acquired Fund has no material liabilities, contingent or otherwise arising during the period from June 19, 2000 to the date hereof, other than those shown on the Acquired Fund’s statements of assets and liabilities referred to herein, those incurred in the ordinary course of its business as an investment company since September 30, 2001 and those incurred in connection with the Reorganization.

k. Taxes. Mercury Funds has filed (or caused to be filed), or has obtained extensions to file, all Federal, state and local tax returns which were required to be filed by the Acquired Fund after June 19, 2000 and has paid (or caused to be paid) or has obtained extensions to pay, all taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Exchange Date occurs. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Exchange Date occurs.

l. Assets. The Acquired Fund has good and marketable title to the Assets, free and clear of all Liens, other than Liens incurred in the ordinary course of business. The Acquired Fund is the direct, sole and exclusive owner of the Assets. At the Exchange Date, upon consummation of the transactions contemplated hereby, the Acquiring Fund will have good and marketable title to the Assets, free and clear of all Liens, other than Liens incurred in the ordinary course of business.

m. Consents. No filing or registration with, or consent, approval, authorization or order of, any Person is required for the consummation by Mercury Funds on behalf of the Acquired Fund of the Reorganization, except for (i) such as may be required under the Securities Act, the Exchange Act, and the Investment Company Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico), (ii) the approval of the Acquired Fund’s shareholders as provided in Section 7(c) hereof and (iii) the approval of a majority of the members of the Board of Directors of Mercury Funds.

n. N-14 Registration Statement. The registration statement filed, or to be filed, by Turner Funds on Form N-14 relating to the Corresponding Shares to be issued pursuant to this Agreement, which includes the proxy statement of the Acquired Fund and the prospectus of the Acquiring Fund with respect to the transactions contemplated herein, and any supplement or amendment thereto or to the documents therein (as amended, the “N-14 Registration Statement”), on the effective date of the N-14 Registration Statement, at the time of the shareholders’ meeting referred to in Section 5(a) hereof and on the Exchange Date, insofar as it relates to the Acquired Fund during the period from June 19, 2000 to the effective date thereof and Mercury Funds (i) complied, or will comply, as the case may be, in all material respects, with the applicable provisions of the Securities Act, the Exchange Act and the Investment Company Act and the rules and regulations promulgated thereunder, and (ii) did not, or will not, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the

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circumstances under which they were made, not misleading, except for any noncompliance, misstatement or omission arising from actions or omissions of Turner Investment Partners, Inc., as subadviser of the Acquired Fund.

o. No Adverse Change. Since September 30, 2001, there has not been with respect to the Acquired Fund any change in accounting principles, methods or practices, except for such changes as were necessary to conform with generally accepted accounting principles.

p. Capitalization. The Acquired Fund is authorized to issue 400,000,000 shares of capital stock, par value $.0001 per share, divided into four classes designated Class I, Class A, Class B and Class C. As of April 22, 2002, the Acquired Fund had 783,675 shares of Class I, 15,660 shares of Class A, 23,405 shares of Class B and 14,591 shares of Class I issued and outstanding. All issued and outstanding shares of the Acquired Fund are duly authorized, validly issued, fully paid and non-assessable and free of preemptive rights. Except (i) for the right of Class B shares of the Acquired Fund to automatically convert to Class A shares of the Acquired Fund approximately eight years after the purchase thereof or (ii) in connection with any automatic dividend reinvestment plan available to shareholders of the Acquired Fund, there are no options, warrants, subscriptions, calls or other rights, agreements or commitments obligating the Acquired Fund to issue any of its shares or securities convertible into its shares.

q. Books and Records. To the Acquired Fund’s knowledge, the books and records of the Acquired Fund maintained by Fund Asset Management LP and made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund, provided that no representation or warranty is made with respect to any books and records of the Acquired Fund maintained by Turner Investment Partners, Inc., as subadviser of the Acquired Fund.

4. Representations and Warranties of Turner Funds on behalf of the Acquiring Fund.

Turner Funds on behalf of the Acquiring Fund represents and warrants to Mercury Funds on behalf of the Acquired Fund as follows:

a. Formation and Qualification. Turner Funds is a Massachusetts business trust duly formed, validly existing and in good standing in conformity with the laws of the Commonwealth of Massachusetts, and has all requisite power and authority to own all of its properties or assets and carry on its business as presently conducted, is duly qualified, registered or licensed as a foreign entity to do business and is in good standing in each jurisdiction in which the ownership of its properties or assets or the character of its present operations makes such qualification, registration or licensing necessary, except where the failure to so qualify or be in good standing would not have a Material Adverse Effect on the Acquiring Fund.

b. Licenses. Turner Funds on behalf of the Acquiring Fund holds all Licenses required for the conduct of the Acquiring Fund’s business as now being conducted; all such Licenses are in full force and effect and no suspension or cancellation of any of them is pending or threatened; and none of such Licenses will be affected by the consummation of the transactions contemplated by this Agreement in a manner that would have a Material Adverse Effect on the Acquiring Fund. Turner Funds is duly registered under the Investment Company Act as an open-end management investment company (File No. 811-7527), and such registration has not been revoked or rescinded and is in full force and effect. Turner Funds on behalf of the Acquiring Fund has elected and qualified, or intends to elect and qualify, for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since its inception and intends to continue to so qualify both until consummation of the Reorganization, if applicable, and thereafter.

c. Authority. Turner Funds has full power and authority to execute and deliver this Agreement on behalf of the Acquiring Fund and to consummate the transactions contemplated hereby on behalf of the Acquiring Fund. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by Turner Funds on behalf of the Acquiring Fund have been duly and validly authorized by all necessary action on the part of Turner Funds on behalf of the Acquiring Fund and no other proceedings on the part of Turner Funds are necessary to authorize this Agreement on behalf of the Acquiring Fund or the consummation of the transactions contemplated hereby on behalf of the Acquiring Fund. This Agreement has been duly and validly executed by Turner Funds on behalf of the Acquiring Fund and constitutes a legal, valid and binding obligation of Turner Funds on behalf of the Acquiring Fund enforceable against Turner Funds on behalf of the Acquiring Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto and the remedy of specific performance and injunctive and other forms of equitable relief.

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d. Prospectus and Statement of Additional Information. Mercury Funds has been furnished with the Acquiring Fund Prospectus and the Acquiring Fund Statement of Additional Information, and said prospectus and statement of additional information do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

e. Litigation. There are no material claims, actions, suits or legal, administrative or other proceedings pending or, to the knowledge of Turner Funds, threatened against Turner Funds and/or the Acquiring Fund that could reasonably be expected to have a Material Adverse Effect on the Acquiring Fund. Neither Turner Funds nor the Acquiring Fund is charged with or, to Turner Funds’ knowledge, threatened with any violation, or investigation of any possible violation, of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business that could reasonably be expected to have a Material Adverse Effect on the Acquiring Fund.

f. No Conflict. The execution and delivery of this Agreement by Turner Funds on behalf of the Acquiring Fund and the consummation of the transactions contemplated hereby by Turner Funds on behalf of the Acquiring Fund will not contravene or constitute a default under or violation of (i) the Declaration of Trust or by-laws of Turner Funds, each as amended and in effect as of the date hereof, (ii) any agreement or contract (or require the consent of any Person under any agreement or contract that has not been obtained) to which Turner Funds is a party on behalf of the Acquiring Fund or to which the Acquiring Fund’s assets or properties are subject, or (iii) any judgment, injunction, order or decree, or other instrument binding upon Turner Funds on behalf of the Acquiring Fund or any of the assets or properties of the Acquiring Fund, except where such contravention, default or violation would not have a Material Adverse Effect on the Acquiring Fund.

g. Consents. No filing or registration with, or consent, approval, authorization or order of, any Person is required for the consummation by Turner Funds on behalf of the Acquiring Fund of the Reorganization, except for (i) such as may be required under the Securities Act, the Exchange Act, and the Investment Company Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) and (ii) the approval of a majority of the members of the Board of Trustees of Turner Funds.

h. N-14 Registration Statement. The N-14 Registration Statement, on its effective date, at the time of the shareholders’ meeting referred to in Section 5(a) hereof and on the Exchange Date, insofar as it relates to Turner Funds and the Acquiring Fund (i) complied, or will comply, as the case may be, in all material respects, with the applicable provisions of the Securities Act, the Exchange Act and the Investment Company Act and the rules and regulations promulgated thereunder, and (ii) did not, or will not, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except for any noncompliance, misstatement or omission arising from actions or omissions of Mercury Funds or Fund Asset Management, LP as investment adviser to the Acquired Fund.

i. Capitalization. The Acquiring Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.00001 per share, divided into two classes, designated Class I and Class II. As of the date hereof, the Acquiring Fund has no Class I shares (other than nominal shares issued for initial organizational purposes) and no Class II shares issued and outstanding. All issued and outstanding shares of the Acquiring Fund are duly authorized, validly issued, fully paid and non-assessable and free of preemptive rights. Except in connection with any automatic dividend reinvestment plan available to shareholders of the Acquiring Fund, there are no options, warrants, subscriptions, calls or other rights, agreements or commitments obligating the Acquiring Fund to issue any of its shares or securities convertible into its shares.

j. Corresponding Shares. (i) The Corresponding Shares to be issued by the Acquiring Fund to the Acquired Fund and subsequently distributed by the Acquired Fund to its shareholders as provided in this Agreement have been duly and validly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and non-assessable and will have full voting rights, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

(ii) At or prior to the Exchange Date, the Corresponding Shares to be issued by the Acquiring Fund to the Acquired Fund hereunder will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Acquiring Fund presently are qualified, and there are a sufficient number of such shares registered under the Securities Act and with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

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k. Newly Formed. The Acquiring Fund is a newly formed portfolio or series of Turner Funds that will be treated as a separate corporation for US Federal income tax purposes and, other than in connection with matters incident to the Reorganization, has not conducted or engaged in any business.

5. Covenants of Mercury Funds on behalf of the Acquired Fund and Turner Funds on behalf of the Acquiring Fund.

a. Special Shareholders’ Meeting. Mercury Funds on behalf of the Acquired Fund agrees to call a special meeting of the shareholders of the Acquired Fund as soon as practicable after the effective date of the N-14 Registration Statement for the purpose of considering the Reorganization as described in this Agreement.

b. Unaudited Financial Statements. Mercury Funds hereby agrees to furnish to Turner Funds, at or prior to the Exchange Date, an accurate, correct and complete unaudited statement of assets and liabilities of the Acquired Fund with values determined in accordance with the procedures described in the Acquired Fund Statement of Additional Information and an unaudited schedule of Investments of the Acquired Fund (including the respective dates and costs of acquisition thereof), each as of the Valuation Time. Such unaudited financial statements will fairly present in all material respects the financial position of the Acquired Fund as of the dates and for the periods referred to therein and in conformity with generally accepted accounting principles applied on a consistent basis.

c. Share Ledger Records of the Acquiring Fund. Turner Funds on behalf of the Acquiring Fund agrees, as soon as practicable after the Valuation Time, to open shareholder accounts on its share ledger records for the shareholders of the Acquired Fund in connection with the distribution of Corresponding Shares by the Acquired Fund to such shareholders in accordance with Sections 2(c) and (d) hereof.

d. Conduct of Business. Turner Funds on behalf of the Acquiring Fund covenants and agrees to operate its business as presently conducted between the date hereof and the Exchange Date. Turner Funds on behalf of the Acquiring Fund covenants and agrees that the Acquiring Fund will not engage in business between the date hereof and the Exchange Date other than in connection with matters incident to the Reorganization.

e. Termination of the Acquired Fund. Mercury Funds agrees that following the consummation of the Reorganization, (i) it will terminate the existence of the Acquired Fund in accordance with the laws of the State of Maryland and any other applicable law; (ii) it will not make on behalf of the Acquired Fund any distributions of any Corresponding Shares other than to the shareholders of the Acquired Fund and without first paying or adequately providing for the payment of all of the liabilities of the Acquired Fund not assumed by the Acquiring Fund hereunder, if any; and (iii) on and after the Exchange Date it shall not conduct any business on behalf of the Acquired Fund except in connection with the termination of the Acquired Fund.

f. Filing of N-14 Registration Statement. Turner Funds will file the N-14 Registration Statement with the Commission and will use its best efforts to cause the N-14 Registration Statement to become effective as promptly as practicable after the filing thereof. Mercury Funds and Turner Funds agree to cooperate fully with each other, and each will furnish to the other the information relating to itself and the Acquired Fund in the case of Mercury Funds and the Acquiring Fund in the case of Turner Funds to be set forth in the N-14 Registration Statement as required by the Securities Act, the Exchange Act, the Investment Company Act, and the rules and regulations thereunder and the state securities or blue sky laws (if applicable).

g. Material Contracts. Mercury Funds on behalf of the Acquired Fund hereby agrees to disclose to Turner Funds the existence of any material contracts to which Mercury Funds is a party on behalf of the Acquired Fund that have not been otherwise disclosed in the N-14 Registration Statement, the Acquired Fund Prospectus or the Acquired Fund Statement of Additional Information.

h. Corresponding Shares. Mercury Funds on behalf of the Acquired Fund agrees that it will not sell or otherwise dispose of on behalf of the Acquired Fund any of the Corresponding Shares to be received by the Acquired Fund from the Acquiring Fund in connection with the Reorganization, except in distribution to the shareholders of the Acquired Fund in accordance with the terms hereof.

i. Tax Returns. Mercury Funds on behalf of the Acquired Fund agrees that by the Exchange Date all of the Federal and other tax returns and reports of the Acquired Fund required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either shall have been paid or adequate liability reserves shall have been provided for the payment of such taxes. In connection with this provision, Mercury Funds on behalf of the Acquired Fund and Turner Funds on behalf of the Acquiring Fund agree to cooperate with each other

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in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. Turner Funds on behalf of the Acquiring Fund agrees to retain for a period of ten (10) years following the Exchange Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Acquiring Fund for its taxable period first ending after the Exchange Date. Any information obtained under this subsection shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Exchange Date, Mercury Funds on behalf of the Acquired Fund shall prepare, or cause its agents to prepare, any Federal, state or local tax returns, including any Forms 1099, required to be filed by the Acquired Fund with respect to any periods or taxable years ending prior to the Exchange Date and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities. Notwithstanding any of the foregoing, any expenses incurred by Mercury Funds on behalf of the Acquired Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns and Forms 1099 after the Exchange Date shall be borne by Mercury Funds on behalf of the Acquired Fund to the extent such expenses have been accrued by Mercury Funds on behalf of the Acquired Fund in the ordinary course of business without regard to the Reorganization; any excess expenses shall be borne by the Acquiring Fund at the time such tax returns and Forms 1099 are prepared.

j. Combined Proxy Statement and Prospectus Mailing. Mercury Funds on behalf of the Acquired Fund agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the Exchange Act and Section 20(a) of the Investment Company Act, and the rules and regulations promulgated thereunder.

k. Contractual Fee Waiver and Directed Brokerage Arrangements. Turner Funds, on behalf of the Acquiring Fund, will file a post-effective amendment to the Acquiring Fund’s Prospectus and Statement of Additional Information, and will use its best efforts to cause such post-effective amendment to become effective as promptly as practicable after the filing thereof, disclosing that Turner Investment Partners, Inc., the Acquiring Fund’s investment adviser, has contractually agreed for a period of one year commencing on the Exchange Date, to waive fees and reimburse expenses to keep the Acquiring Fund’s net total operating expenses for Class I shares from exceeding 1.25%. In addition, Turner Funds, on behalf of the Acquiring Fund, will file a post-effective amendment to the Acquiring Fund Prospectus and/or Statement of Additional Information, and will use its best efforts to cause such post-effective amendment to become effective as promptly as practicable after the filing thereof, disclosing that Turner Investment Partners, Inc. has arrangements with certain broker-dealers who have agreed to pay certain Acquiring Fund expenses in return for the direction of a portion of the Acquiring Fund’s brokerage business.

l. Confirmations of Tax Basis. Mercury Funds on behalf of the Acquired Fund will deliver to Turner Funds on the Exchange Date confirmations or other adequate evidence as to the tax basis of each of the Assets delivered to the Acquiring Fund hereunder, certified by Deloitte & Touche LLP.

m. Shareholder List. As soon as practicable after the close of business on the Exchange Date, Mercury Funds on behalf of the Acquired Fund shall deliver to Turner Funds a list of the names and addresses of all of the shareholders of record of the Acquired Fund on the Exchange Date and the number of shares of the Acquired Fund owned by each such shareholder as of such date, certified to the best of its knowledge and belief by the transfer agent for the Acquired Fund or by Mercury Funds’ President or Vice President.

n. The Acquiring Fund’s Continued Existence. Following the consummation of the Reorganization, Turner Funds expects, and agrees to use all reasonable efforts, to cause the Acquiring Fund to stay in existence and to continue its business as an open-end management investment company registered under the Investment Company Act. Turner Funds on behalf of the Acquiring Fund has no plan or intention to sell or otherwise dispose of the Assets, except for dispositions made in the ordinary course of business.

6. Exchange Date.

The closing of the transactions contemplated by this Agreement shall be at the offices of Shearman & Sterling (“S&S”), 599 Lexington Avenue, New York, New York 10022, at 10:00 A.M. on the next full business day following the Valuation Time, or at such other place, time and date agreed to by the parties hereto. The date and time upon which such closing is to take place shall be referred to herein as the “Exchange Date.” To the extent that any Assets, for any reason, are not transferable on the Exchange Date, Mercury Funds on behalf of the Acquired Fund shall cause such Assets to be transferred to the Acquiring Fund’s account with First Union National Bank at the earliest practicable date thereafter.

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7. Conditions Precedent to the obligations of Mercury Funds on behalf of the Acquired Fund.

The obligations of Mercury Funds on behalf of the Acquired Fund hereunder shall be subject to the satisfaction, at or before the Exchange Date (or such other date specified herein), of the conditions set forth below. The benefit of these conditions is for the Acquired Fund only and may be waived, in whole or in part, by Mercury Funds on behalf of the Acquired Fund at any time in its sole discretion.

a. Representations and Warranties. The representations and warranties of Turner Funds on behalf of the Acquiring Fund made in this Agreement shall be true and correct in all material respects when made, as of the Valuation Time and as of the Exchange Date all with the same effect as if made at and as of such dates, except that any representations and warranties that relate to a particular date or period shall be true and correct in all material respects as of such date or period.

b. Performance. Turner Funds on behalf of the Acquiring Fund shall have performed, satisfied and complied with all covenants, agreements and conditions required to be performed, satisfied or complied with by it under this Agreement at or prior to the Exchange Date.

c. Shareholder Approval. This Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of the holders of not less than a majority of the shares of the Acquired Fund, issued and outstanding and entitled to vote thereon, voting together as a single class.

d. Approval of Board of Trustees of Turner Funds. This Agreement shall have been adopted and the Reorganization shall have been approved by the Board of Trustees of Turner Funds on behalf of the Acquiring Fund. Turner Funds on behalf of the Acquiring Fund shall have delivered to Mercury Funds a copy of the resolutions of the Board of Trustees of Turner Funds authorizing the execution, delivery and performance by Turner Funds on behalf of the Acquiring Fund of this Agreement and the transactions contemplated hereby, certified by a duly authorized officer of Turner Funds.

e. Deliveries by Turner Funds on Behalf of the Acquiring Fund. At or prior to the Exchange Date, Turner Funds on behalf of the Acquiring Fund shall deliver to Mercury Funds, against receipt by the Acquiring Fund of the Assets in accordance with Section 2(a) hereof, the following:

(i) a certificate executed by the President (or a Vice President) and the Treasurer of Turner Funds, dated as of the Exchange Date, certifying that the conditions specified in Sections 7(a), (b), and (f) have been fulfilled;

(ii) an opinion of Morgan Lewis & Bockius LLP (“MLB”), as counsel to Turner Funds, dated as of the Exchange Date, in form and substance satisfactory to Mercury Funds as to the matters set forth below:

(1) Turner Funds is a business trust duly formed, validly existing and in good standing in conformity with the laws of the Commonwealth of Massachusetts;

(2) the Corresponding Shares to be issued by the Acquiring Fund to the Acquired Fund and subsequently distributed by the Acquired Fund to its shareholders as provided for by the Agreement have been duly and validly authorized and, when issued and delivered pursuant to the Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof (pursuant to the Declaration of Trust, or the by-laws of Turner Funds each as amended and in effect as of the Exchange Date or, to the best of such counsel’s knowledge, otherwise);

(3) the execution and delivery of the Agreement by Turner Funds on behalf of the Acquiring Fund and the consummation of the transactions contemplated thereby by Turner Funds on behalf of the Acquiring Fund (i) have been duly and validly authorized by all necessary action on the part of Turner Funds on behalf of the Acquiring Fund and no other proceedings on the part of Turner Funds on behalf of the Acquiring Fund are necessary to authorize the Agreement or the consummation of the transactions contemplated thereby; and (ii) do not contravene or constitute a default under or violation of (a) the Declaration of Trust or by-laws of Turner Funds, each as amended and in effect as of the Exchange Date, (b) Massachusetts law or (c) any agreement or contract known to such counsel (or require the consent of any Person under any agreement or contract known to such counsel that has not been obtained) to which Turner Funds is a party on behalf of the Acquiring Fund or to which the Acquiring Fund’s assets or properties are subject, except in the case of (c) where such contravention, default or violation would not have a Material Adverse Effect on the Acquiring Fund;

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(4) the Agreement has been duly authorized for execution and delivery by an authorized officer of Turner Funds on behalf of the Acquiring Fund and assuming due authorization, execution and delivery of the agreement by Mercury Funds on behalf of the Acquired Fund, is a valid and binding obligation of Turner Funds on behalf of the Acquiring Fund, enforceable in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity), and further subject to the qualification that no opinion is expressed as to the validity or enforceability of any provision regarding the choice of New York law to govern the Agreement;

     (5) to such counsel’s knowledge, no filing or registration with, or consent, approval, authorization or order of, any Person is required for the consummation by Turner Funds on behalf of the Acquiring Fund of the Reorganization, except for such as have been obtained from the Board of Trustees of Turner Funds and under the Securities Act, the Exchange Act and the Investment Company Act and the rules and regulations promulgated thereunder and under Massachusetts law and such as may be required under state securities laws;

     (6) the N-14 Registration Statement has become effective under the Securities Act, no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to such counsel’s knowledge, contemplated under the Securities Act, and the N-14 Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirements of the Securities Act, the Exchange Act and the Investment Company Act and the rules and regulations promulgated thereunder;

(7) to such counsel’s knowledge, the descriptions in the N-14 Registration Statement of statutes, legal and governmental proceedings and contracts and other documents in respect of Turner Funds on behalf of the Acquiring Fund are accurate and fairly present the information required to be shown;

(8) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents in respect of the Acquiring Fund and related to the Reorganization of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required;

(9) such counsel does not have actual knowledge of any material claims, actions, suits or legal, administrative or other proceedings pending or threatened against Turner Funds and/or the Acquiring Fund that could reasonably be expected to have a Material Adverse Effect on the Acquiring Fund;

(10) no Massachusetts regulatory consents, authorizations or approvals are required to be obtained by Turner Funds on behalf of the Acquiring Fund under the laws of the Commonwealth of Massachusetts for the consummation of the transactions contemplated by the Agreement, except such as may be required under Massachusetts securities or blue sky laws; and

(11) such opinion is solely for the benefit of the Acquired Fund, and the Board of Directors and officers of Mercury Funds.

Such opinion shall also state that (AA) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto, (1) with respect to the Acquiring Fund, the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (2) with respect to the Acquiring Fund, the prospectus of the Acquiring Fund included in the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (BB) such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data relating to the Acquiring Fund contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, MLB may state that it is relying on certificates of officers of Turner Funds with regard to matters of fact and certain certificates and written statements of government officials with respect to the good standing of Turner Funds.

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(iii) an opinion of MLB, in form and substance satisfactory to Mercury Funds and Turner Funds, to the effect that, for Federal income tax purposes,

(1) the transfer of the Assets to the Acquiring Fund in exchange solely for the Corresponding Shares and the assumption by the Acquiring Fund of the Assumed Liabilities as provided for in the Agreement will constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Acquiring Fund and the Acquired Fund will each be deemed to be a “party” to the Reorganization within the meaning of Section 368(b) of the Code;

(2) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to the Acquired Fund under Section 361(c)(1) of the Code as a result of the asset transfer solely in exchange for the Corresponding Shares and the assumption by the Acquiring Fund of the Assumed Liabilities or on the distribution of the Corresponding Shares to the Acquiring Fund shareholders as provided for in the Agreement;

(3) under Section 1032 of the Code, no gain or loss will be recognized to the Acquiring Fund on the receipt of the Assets in exchange for the Corresponding Shares and the assumption by the Acquiring Fund of the Assumed Liabilities as provided for in the Agreement;

(4) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the shareholders of the Acquired Fund on the receipt of Corresponding Shares in exchange for their shares of the Acquired Fund;

(5) in accordance with Section 362(b) of the Code, the tax basis of the Assets in the hands of the Acquiring Fund will be the same as the tax basis of such Assets in the hands of the Acquired Fund immediately prior to the consummation of the Reorganization;

(6) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the Corresponding Shares received by the shareholders of the Acquired Fund in the Reorganization will be equal, in the aggregate, to the tax basis of the shares of the Acquired Fund surrendered in exchange therefor;

(7) in accordance with Section 1223 of the Code, a shareholder’s holding period for the Corresponding Shares will be determined by including the period for which such shareholder held the shares of the Acquired Fund exchanged therefor; provided, that such shares of the Acquired Fund were held as a capital asset;

(8) in accordance with Section 1223 of the Code, the Acquiring Fund’s holding period with respect to the Assets acquired by it will include the period for which such Assets were held by the Acquired Fund; and

(9) pursuant to Section 381(a) of the Code and regulations thereunder, the Acquiring Fund will succeed to and take into account certain tax attributes of the Acquired Fund, such as earnings and profits, capital loss carryovers and method of accounting.

f. Contractual Fee Waiver and Directed Brokerage Arrangements. Turner Funds, on behalf of the Acquiring Fund, shall have filed a post-effective amendment to the Acquiring Fund Prospectus and Statement of Additional Information, and shall use its best efforts to cause such post-effective amendment to become effective as promptly as practicable after the filing thereof, disclosing that Turner Investment Partners, Inc., the Acquiring Fund’s investment adviser, has contractually agreed for a period of one year commencing on the Exchange Date, to waive fees and reimburse expenses to keep the Acquiring Fund’s net total operating expenses for Class I shares from exceeding 1.25%. In addition, Turner Funds, on behalf of the Acquiring Fund, shall have filed a post-effective amendment to the Acquiring Fund Prospectus and/or Statement of Additional Information, and shall use its best efforts to cause such post-effective amendment to become effective as promptly as practicable after the filing thereof, disclosing that Turner Investment Partners, Inc. has arrangements with certain broker-dealers who have agreed to pay certain Acquiring Fund expenses in return for the direction of a portion of the Acquiring Fund’s brokerage business.

g. No Adverse Change. There shall have occurred no material adverse change in the financial position of the Acquiring Fund since the date it commenced operations.

h. Absence of Litigation. There shall not be pending before any Governmental Authority any material litigation with respect to the matters contemplated by this Agreement.

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i. Proceedings and Documents. All proceedings contemplated by this Agreement, the Reorganization, and all of the other documents incident thereto, shall be reasonably satisfactory to Mercury Funds and its counsel, and Mercury Funds and its counsel shall have received all such counterpart originals or certified or other copies of such documents as Mercury Funds or its counsel may reasonably request.

j. N-14 Registration Statement. The N-14 Registration Statement shall have become effective under the Securities Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Turner Funds or Mercury Funds, contemplated by the Commission.

k. Compliance with Laws; No Adverse Action or Decision. Since the date hereof, (i) no law, statute, ordinance, code, rule or regulation shall have been promulgated, enacted or entered that restrains, enjoins, prevents, materially delays, prohibits or otherwise makes illegal the performance of this Agreement, the Reorganization or the consummation of any of the transactions contemplated hereby and thereby; (ii) the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the Investment Company Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the Investment Company Act, and (iii) no other legal, administrative or other proceeding shall be instituted or threatened by any Governmental Authority which would materially affect the financial condition of the Acquiring Fund or that seeks to restrain, enjoin, prevent, materially delay, prohibit or otherwise make illegal the performance of this Agreement, the Reorganization or the consummation of any of the transactions contemplated hereby or thereby.

l. Commission Orders or Interpretations. Mercury Funds on behalf of the Acquired Fund shall have received from the Commission such orders or interpretations as S&S, as counsel to Mercury Funds, deems reasonably necessary or desirable under the Securities Act and the Investment Company Act in connection with the Reorganization; provided that such counsel shall have requested such orders or interpretations as promptly as practicable, and all such orders or interpretations shall be in full force and effect.

8. Conditions of Turner Funds on Behalf of the Acquiring Fund.

The obligations of Turner Funds on behalf of the Acquiring Fund hereunder shall be subject to the satisfaction, at or before the Exchange Date (or such other date specified herein), of the conditions set forth below. The benefit of these conditions is for the Acquiring Fund only and may be waived, in whole or in part, by Turner Funds on behalf of the Acquiring Fund at any time in its sole discretion.

a. Representations and Warranties. The representations and warranties of Mercury Funds on behalf of the Acquired Fund made in this Agreement shall be true and correct in all material respects when made, as of the Valuation Time and as of the Exchange Date all with the same effect as if made at and as of such dates, except that any representations and warranties that relate to a particular date or period shall be true and correct in all material respects as of such date or period.

b. Performance. Mercury Funds on behalf of the Acquired Fund shall have performed, satisfied and complied with all covenants, agreements and conditions required to be performed, satisfied or complied with by it under this Agreement at or prior to the Exchange Date.

c. Shareholder Approval. This Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of the holders of not less than a majority of the shares of the Acquired Fund, issued and outstanding and entitled to vote thereon, voting together as a single class.

d. Approval of Board of Directors of Mercury Funds. This Agreement shall have been adopted and the Reorganization shall have been approved by the Board of Directors of Mercury Funds on behalf of the Acquired Fund. Mercury Funds on behalf of the Acquired Fund shall have delivered to Turner Funds a copy of the resolutions of the Board of Directors of Mercury Funds authorizing the execution, delivery and performance by Mercury Funds on behalf of the Acquired Fund of this Agreement and the transactions contemplated hereby, certified by a duly authorized officer of Mercury Funds.

e. Deliveries by Mercury Funds on behalf of the Acquired Fund. At or prior to the Exchange Date, Mercury Funds on behalf of the Acquired Fund shall deliver to Turner Funds, against the assumption by the Acquiring Fund of the Assumed Liabilities and the receipt by the Acquired Fund of the Corresponding Shares in accordance with Sections 2(b) and (c) hereof, respectively, the following:

(i) a certificate executed by the President (or a Vice President) and the Treasurer of Mercury Funds, dated as of the Exchange Date, certifying that the conditions specified in Sections 8(a), (b), (c) and (f) have been fulfilled;

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(ii) the unaudited financial statements of the Acquired Fund required by Section 5(b) hereof;

(iii) an opinion of S&S, as counsel to Mercury Funds, dated as of the Exchange Date, in form and substance satisfactory to Turner Funds, as to the matters set forth below:

(1) to such counsel’s knowledge, no filing or registration with, or consent, approval, authorization or order of, any Person is required for the consummation by Mercury Funds on behalf of the Acquired Fund of the Reorganization, except for such as have been obtained from the Board of Directors of Mercury Funds and shareholders of the Acquired Fund and under the Securities Act, the Exchange Act and the Investment Company Act and the rules and regulations promulgated thereunder and under Maryland law and such as may be required under state securities laws;

     (2) the proxy statement of the Acquired Fund contained in the N-14 Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirements of the Exchange Act and the Investment Company Act and the rules and regulations promulgated thereunder;

(3) to such counsel’s knowledge, the descriptions in the proxy statement of the Acquired Fund contained in the N-14 Registration Statement of statutes, legal and governmental proceedings and contracts and other documents in respect of Mercury Funds on behalf of the Acquired Fund are accurate and fairly present the information required to be shown;

(4) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents in respect of the Acquired Fund and related to the Reorganization of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required;

(5) the execution and delivery of the Agreement by Mercury Funds on behalf of the Acquired Fund and the consummation of the transactions contemplated thereby by Mercury Funds on behalf of the Acquired Fund do not contravene or constitute a default under or violation of any agreement or contract known to such counsel (or require the consent of any Person under any agreement or contract known to such counsel that has not been obtained) to which Mercury Funds is a party on behalf of the Acquired Fund or to which the Acquired Fund’s assets or properties are subject, except where such contravention, default or violation would not have a Material Adverse Effect on the Acquired Fund;

(6) such counsel does not have actual knowledge of any material claims, actions, suits or legal, administrative or other proceedings pending or threatened against Mercury Funds and/or the Acquired Fund that could reasonably be expected to have a Material Adverse Effect on the Acquired Fund; and

(7) such opinion is solely for the benefit of the Acquiring Fund and the Board of Trustees and officers of Turner Funds.

Such opinion shall also state that (AA) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto, (1) with respect to the Acquired Fund, the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (2) with respect to the Acquired Fund, the proxy statement of the Acquired Fund contained in the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (BB) such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data relating to the Acquired Fund contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, S&S may state that it is relying on certificates of officers of Mercury Funds with regard to matters of fact.

(iv) an opinion of Piper Rudnick LLP as Maryland counsel to Mercury Funds, dated as of the Exchange Date, in form and substance satisfactory to Turner Funds, as to the matters set forth below:

(1) Mercury Funds is a corporation duly incorporated, validly existing and in good standing in conformity with the laws of Maryland;

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(2) the execution and delivery of the Agreement by Mercury Funds on behalf of the Acquired Fund and the consummation of the transactions contemplated thereby by Mercury Funds on behalf of the Acquired Fund have been duly and validly authorized by all necessary corporate action on the part of Mercury Funds on behalf of the Acquired Fund and no other proceedings on the part of Mercury Funds on behalf of the Acquired Fund are necessary to authorize the Agreement or the consummation of the transactions contemplated thereby;

(3) the Agreement has been duly authorized for execution and delivery by an authorized officer of Mercury Funds on behalf of the Acquired Fund and assuming due authorization, execution and delivery of the Agreement by Turner Funds on behalf of the Acquiring Fund, and due execution and delivery of the Agreement by an authorized officer of Mercury Funds on behalf of the Acquired Fund is a valid and binding obligation of Mercury Funds on behalf of the Acquired Fund, enforceable in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity), and further subject to the qualification that no opinion is expressed as to the validity or enforceability of any provision regarding the choice of New York law to govern the Agreement;

(4) the execution and delivery of the Agreement by Mercury Funds on behalf of the Acquired Fund and the consummation of the transactions contemplated thereby by Mercury Funds on behalf of the Acquired Fund do not contravene or constitute a default under or violation of the Articles of Incorporation or by-laws of Mercury Funds, each as amended and in effect as of the Exchange Date, or Maryland law; and

(5) To such counsel's knowledge, no Maryland regulatory consents, authorizations or approvals are required to be obtained by Mercury Funds on behalf of the Acquired Fund under Maryland law for the consummation of the transactions contemplated by the Agreement, except such as may be required under Maryland securities or blue sky laws.

In giving the opinion set forth above, Piper Rudnick LLP may state that it is relying on certificates of officers of Mercury Funds with regard to matters of fact and certain certificates and written statements of government officials with respect to the good standing of Mercury Funds.

f. No Adverse Change. There shall have occurred no material adverse change in the financial position of the Acquired Fund since September 30, 2001 other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities, each in the ordinary course of business.

g. Absence of Litigation. There shall not be pending before any Governmental Authority any material litigation with respect to the matters contemplated by this Agreement.

h. Proceedings and Documents. All proceedings contemplated by this Agreement, the Reorganization, and all of the other documents incident thereto, shall be reasonably satisfactory to Turner Funds and its counsel, and Turner Funds and its counsel shall have received all such counterpart originals or certified or other copies of such documents as Turner Funds or its counsel may reasonably request.

i. N-14 Registration Statement. The N-14 Registration Statement shall have become effective under the Securities Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Mercury Funds or Turner Funds, contemplated by the Commission.

j. Accountants’ Letters. Turner Funds shall have received from Deloitte & Touche LLP a letter dated as of the effective date of the N-14 Registration Statement and a similar letter dated at the Valuation Time, in form and substance satisfactory to Turner Funds, to the effect that:

(i) Deloitte & Touche LLP serves as independent public accountants to the Acquired Fund within the meaning of the Securities Act and the applicable rules and regulations promulgated thereunder;

(ii) in their opinion, the financial statements and supplementary information of the Acquired Fund for the period from June 19, 2000 to September 30, 2001 included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the rules and regulations promulgated thereunder; and

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(iii) on the basis of limited procedures agreed to by Turner Funds on behalf of the Acquiring Fund and Mercury Funds on behalf of the Acquired Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of the unaudited statement of assets and liabilities of the Acquired Fund with values determined in accordance with the procedures described in the Acquired Fund Statement of Additional Information and an unaudited Schedule of Investments of the Acquired Fund, each as of March 31, 2002 and unaudited supplementary information (including the information relating to Mercury Funds and the Acquired Fund appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentage derived from such dollars) (with the exception of performance comparisons, if any), and inquiries of certain officials of the Acquired

Fund responsible for financial and accounting matters of the Acquired Fund, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the rules and regulations promulgated thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements of the Acquired Fund, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements of the Acquired Fund taken as a whole.

k. Compliance with Laws; No Adverse Action or Decision. Since the date hereof, (i) no law, statute, ordinance, code, rule or regulation shall have been promulgated, enacted or entered that restrains, enjoins, prevents, materially delays, prohibits or otherwise makes illegal the performance of this Agreement, the Reorganization or the consummation of any of the transactions contemplated hereby and thereby; (ii) the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the Investment Company Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the Investment Company Act, and (iii) no other legal, administrative or other proceeding shall be instituted or threatened by any Governmental Authority which would materially affect the financial condition of the Acquired Fund or that seeks to restrain, enjoin, prevent, materially delay, prohibit or otherwise make illegal the performance of this Agreement, the Reorganization or the consummation of any of the transactions contemplated hereby or thereby.

l. Commission Orders or Interpretations. Turner Funds shall have received from the Commission such orders or interpretations as MLB, as counsel to Turner Funds, deems reasonably necessary or desirable under the Securities Act and the Investment Company Act in connection with the Reorganization; provided that such counsel shall have requested such orders or interpretations as promptly as practicable, and all such orders or interpretations shall be in full force and effect.

m. Due Diligence Regarding Tax Returns. The completion by Ernst & Young LLP of all due diligence regarding Federal, state and local income tax returns of the Acquired Fund for periods after June 19, 2000, the results of which are satisfactory to the Acquiring Fund.

9. Termination, Postponement and Waivers.

a. Termination of Agreement. Notwithstanding anything contained in this Agreement to the contrary, subject to Section 10(a) hereof, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Acquired Fund) prior to the Exchange Date, or the Exchange Date may be postponed, by notice in writing prior to the Exchange Date:

(i) by Mercury Funds on behalf of the Acquired Fund or Turner Funds on behalf of the Acquiring Fund if:

(1) the Board of Directors of Mercury Funds and Board of Trustees of Turner Funds so mutually agree in writing;

(2) the transactions contemplated by this Agreement have not been consummated by November 30, 2002; provided, however, that the right to terminate or postpone this Agreement under this Section 9(a)(i)(2) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of consummation of the transactions contemplated by this Agreement on or before such date; or

(3) any Governmental Authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise

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prohibiting this Agreement, the Reorganization or the consummation of any of the transactions contemplated hereby or thereby and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 9(a)(i)(3) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

(Ii) by Mercury Funds on behalf of the Acquired Fund if any condition of Mercury Funds’ obligations on behalf of the Acquired Fund set forth in Section 7 of this Agreement has not been fulfilled by Turner Funds on behalf of the Acquiring Fund or waived by Mercury Funds on behalf of the Acquired Fund, or

(iii) by Turner Funds on behalf of the Acquiring Fund if any condition of Turner Funds’ obligations on behalf of the Acquiring Fund set forth in Section 8 of this Agreement has not been fulfilled by Mercury Funds on behalf of the Acquired Fund or waived by Turner Funds on behalf of the Acquiring Fund.

b. Commission Order. If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Exchange Date and shall impose any terms or conditions which are determined by action of the Board of Directors of Mercury Funds and the Board of Trustees of Turner Funds to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Acquired Fund, unless such terms and conditions shall result in a change in the method of computing the number of Corresponding Shares to be issued by the Acquiring Fund to the Acquired Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of the Acquired Fund prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Acquired Fund promptly shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval and the requisite approval of such conditions shall be obtained.

c. Effect of Termination. In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become null and void and have no further force or effect, and there shall not be any liability on the part of either Mercury Funds on behalf of the Acquired Fund or Turner Funds on behalf of the Acquiring Fund or Persons who are their directors, trustees, officers, agents or shareholders, if any in respect of this Agreement. If for any reason the Reorganization is not consummated, a party shall not be liable to the other party hereto for any damages resulting therefrom, including, without limitation, consequential damages, except to the extent that such party acted with willful misfeasance, bad faith, willful misconduct or reckless disregard.

d. Waivers; Non-Material Changes. At any time prior to the Exchange Date, any of the terms or conditions of this Agreement may be waived by the Board of Directors or Board of Trustees of the party hereto that is entitled to the benefit thereof, if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Acquired Fund or the Acquiring Fund, as the case may be, on behalf of which such action is taken. In addition, the Board of Directors of Mercury Funds and Board of Trustees of Turner Funds have delegated to the investment adviser of the Acquired Fund and the Acquiring Fund, respectively, the ability to make non-material changes to this Agreement if such investment adviser deems it to be in the best interests of such fund for which it serves as investment adviser to do so.

10. Survival of Representations and Warranties; Indemnification.

a. Survival of Representations and Warranties. The respective representations and warranties contained in Sections 3 and 4 hereof shall expire with, and be terminated by, the consummation of the Reorganization, and neither Mercury Funds on behalf of the Acquired Fund, Turner Funds on behalf of the Acquiring Fund nor any of their respective officers or directors, agents or shareholders (including shareholders of the Acquired Fund and the Acquiring Fund) shall have any liability with respect to such representations or warranties after the Exchange Date. This provision shall not protect any officer, director or agent of Mercury Funds on behalf of the Acquired Fund or Turner Funds on behalf of the Acquiring Fund against any liability to the entity for which such Person serves in such capacity, or to its shareholders, to which such Person would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

b. Indemnification Obligations of Mercury Funds on behalf of the Acquired Fund. Mercury Funds on behalf of the Acquired Fund hereby agrees to indemnify and hold harmless Turner Funds on behalf of the Acquiring Fund from and against any and all losses, claims, damages, liabilities, costs (including reasonable attorneys’ fees) and expenses (including expenses of investigation) (collectively, “Losses”) which Turner Funds and/or the

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Acquiring Fund may incur or sustain as a result of, relating to or arising out of, (i) any corporate obligation of Mercury Funds on behalf of the Acquired Fund, whether consisting of tax deficiencies (if relating to the period from June 19, 2000 to the date of the Reorganization) or otherwise, required to be paid by Turner Funds and/or the Acquiring Fund and based upon a claim or claims against Mercury Funds and/or the Acquired Fund which were omitted or not fairly reflected in the financial statements delivered to Turner Funds in connection with the Reorganization; (ii) any breach or alleged breach in any material respect of any warranty, or the inaccuracy in any material respect of any representation, including without limitation, any representation regarding the performance information of the Acquired Fund during the period from June 19, 2000 to the date of the Reorganization, as the case may be, made by Mercury Funds on behalf of the Acquired Fund hereunder; (iii) the failure or threatened failure, in any material respect, of Mercury Funds on behalf of the Acquired Fund to fulfill any agreement or covenant of Mercury Funds on behalf of the Acquired Fund contained in this Agreement; or (iv) any claim is made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or (b) the Proxy Statement and Prospectus delivered to the shareholders of the Acquired Fund and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, insofar as such claim is based on information relating to Mercury Funds or the Acquired Fund during the period from and after June 19, 2000, except for any misstatements or omissions arising from actions or omissions of Turner Investment Partners, Inc., as subadviser of the Acquired Fund.

c. Indemnification Obligations of Turner Funds on behalf of the Acquiring Fund. Turner Funds on behalf of the Acquiring Fund hereby agrees to indemnify and hold harmless Mercury Funds on behalf of the Acquired Fund from and against any and all Losses which Mercury Funds and/or the Acquired Fund may incur or sustain as a result of, relating to or arising out of, (i) any breach or alleged breach in any material respect of any warranty, or the inaccuracy in any material respect of any representation, as the case may be, made by Turner Funds on behalf of the Acquiring Fund hereunder; (ii) the failure or threatened failure, in any material respect, of Turner Funds on behalf of the Acquiring Fund to fulfill any agreement or covenant of Turner Funds on behalf of the Acquiring Fund contained in this Agreement; or (iii) any claim is made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or (b) the Proxy Statement and Prospectus delivered to the shareholders of the Acquired Fund and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such claim is based on information relating to Mercury Funds or the Acquired Fund during the period from and after June 19, 2000. Notwithstanding the foregoing, Turner Funds on behalf of the Acquiring Fund shall indemnify Mercury Funds on behalf of the Acquired Fund under this Section 10(c)(iii) for any Losses arising from actions or omissions of Turner Investment Partners, Inc., as subadviser of the Acquired Fund.

d. Indemnification Procedure. The party being indemnified is referred to herein as the “Indemnified Party” and the indemnifying party is referred to herein as the “Indemnifying Party.” In the event that any claim is made against an Indemnified Party in respect of which indemnity may be sought by the Indemnified Party from the applicable Indemnifying Party, under Section 10(b) or Section 10(c) hereof, then the Indemnified Party, with reasonable promptness and before payment of such claim, shall give written notice of such claim to the Indemnifying Party. If no objection as to the validity of the claim is made in writing to the Indemnified Party by the Indemnifying Party within thirty (30) days after the giving of notice hereunder, then the Indemnified Party may pay such claim and shall be entitled to reimbursement therefor, pursuant to this Agreement. If, prior to the termination of such thirty-day period, objection in writing as to the validity of such claim is made to the Indemnified Party, the Indemnified Party shall withhold payment thereof until the validity of such claim is established (i) to the satisfaction of the Indemnifying Party, or (ii) by a final determination of a court of competent jurisdiction, whereupon the Indemnified Party may pay such claim and shall be entitled to reimbursement thereof, pursuant to this Agreement, or (iii) with respect to any tax claims, within seven (7) calendar days following the earlier of (A) an agreement between Mercury Funds on behalf of the Acquired Fund and Turner Funds on behalf of the Acquiring Fund that an indemnity amount is payable, (B) an assessment of a tax by a taxing authority, or (C) a “determination” as defined in Section 1313(a) of the Code. For purposes of this Section, the term “assessment” shall have the same meaning as used in Chapter 63 of the Code and Treasury Regulations thereunder, or any comparable provision under the laws of the appropriate taxing authority. In the event of any

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objection by the Indemnifying Party, the Indemnifying Party promptly shall investigate the claim, and if it is not satisfied with the validity thereof, the Indemnifying Party shall conduct the defense against such claim. All costs and expenses incurred by the Indemnifying Party in connection with such investigation and defense of such claim shall be borne by it. These indemnification provisions are in addition to, and not in limitation of, any other rights the parties may have under applicable law.

11. Other Matters.

a. Legend. Pursuant to Rule 145 under the Securities Act, and in connection with the issuance of any shares to any Person who at the time of the Reorganization is, to its knowledge, an affiliate of a party to the Reorganization pursuant to Rule 145(c) of the Securities Act, Turner Funds on behalf of the Acquiring Fund will cause to be affixed upon the certificate(s) issued to such Person (if any) a legend as follows:

THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO TURNER LARGE CAP GROWTH OPPORTUNITIES FUND OF TURNER FUNDS (OR ITS STATUTORY SUCCESSOR) OR ITS PRINCIPAL UNDERWRITER UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to the Acquiring Fund’s transfer agent with respect to such shares. Mercury Funds on behalf of the Acquired Fund will provide Turner Funds on the Exchange Date with the name of any shareholder of the Acquired Fund who is to the knowledge of Mercury Funds an affiliate of it on such date.

b. Further Assurances. Each party hereto covenants and agrees to provide the other party hereto and its agents and counsel with any and all documentation, information, assistance and cooperation that may become necessary from time to time with respect to the transactions contemplated by this Agreement.

     c. Notices. Any notice, report or other communication hereunder shall be in writing and shall be given to the Person entitled thereto by hand delivery, prepaid certified mail or overnight service, addressed to Mercury Funds on behalf of the Acquired Fund or Turner Funds on behalf of the Acquiring Fund, as applicable, at the addresses set forth below. If the notice is sent by certified mail, it shall be deemed to have been given to the Person entitled thereto five (5) business days after being deposited in the United States mail and if the notice is sent by overnight service, it shall be deemed to have been given to the Person entitled thereto one (1) business day after it was deposited with the courier service for delivery to that Person. Notice of any change in any address listed below also shall be given in the manner set forth above. Whenever the giving of notice is required, the giving of such notice may be waived by the party entitled to receive such notice.

If to Turner Funds on behalf of the Acquiring Fund, to:

c/o Turner Funds Investment Partners, Inc. 1235 Westlakes Drive Suite 350 Berwyn, PA 19312 Attention: Stephen Kneeley

With a copy to:

Morgan, Lewis & Bockius LLP 1701 Market Street Philadelphia, PA 19103-2921 Attention: James W. Jennings, Esq.

If to Mercury Funds on behalf of the Acquiring Fund, to:

c/o Mercury Funds, Inc. 800 Scudders Mill Road Plainsboro, New Jersey 08536 Attention: Terry K. Glenn

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With a copy to:

Shearman & Sterling 599 Lexington Avenue New York, NY 10022 Attention: Joel H. Goldberg, Esq.

d. Entire Agreement. This Agreement contains the entire agreement between the parties hereto with respect to the matters contemplated herein and supersedes all previous agreements or understandings between the parties related to such matters.

e. Amendment. Except as set forth in Section 9(d) hereof, this Agreement may be amended, modified, superseded, canceled, renewed or extended, and the terms or covenants hereof may be waived, only by a written instrument executed by all of the parties hereto or, in the case of a waiver, by the party waiving compliance. Except as otherwise specifically provided in this Agreement, no waiver by either party hereto of any breach by the other party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of a similar or dissimilar provision or condition at the same or at any prior or subsequent time.

f. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York applicable to agreements made and to be performed in said state, without giving effect to the principles of conflict of laws thereof.

g. Assignment. This Agreement shall not be assigned by any of the parties hereto, in whole or in part, whether by operation of law or otherwise, without the prior written consent of the other party hereto. Any purported assignment contrary to the terms hereof shall be null, void and of no effect.

h. Fees and Expenses. With respect to expenses incurred in connection with the Reorganization, (i) Turner Investment Partners, Inc. shall pay all expenses incurred which are solely attributable to the Acquiring Fund and the conduct of its business, including legal and accounting expenses associated with its review of the N-14 Registration Statement, (ii) Fund Asset Management, LP shall pay all expenses incurred which are solely attributable to the Acquired Fund and the conduct of its business, including legal and accounting fees and expenses associated with the preparation, filing, printing and distribution of the Proxy Statement and Prospectus included in the N-14 Registration Statement and the costs of shareholder solicitation, and (iii) Fund Asset Management, LP shall pay all other expenses incurred in connection with the Reorganization. Such fees and expenses shall include state securities fees (if any), portfolio transfer taxes (if any), and any similar expenses incurred in connection with the Reorganization.

i. Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms and provisions of this Agreement in any other jurisdiction.

j. Headings. Headings to sections in this Agreement are intended solely for convenience and no provision of this Agreement is to be construed by reference to the heading of any section.

k. Counterparts. This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

TURNER FUNDS on behalf of its portfolio TURNER LARGE CAP GROWTH OPPORTUNITIES FUND

By: _____________________________________
Name: Title:

MERCURY FUNDS, INC. on behalf of its portfolio MERCURY SELECT GROWTH FUND

By: _____________________________________
Name: Title:

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Appendix B

MERCURY SELECT GROWTH FUND OF MERCURY FUNDS, INC. PO BOX 9011 PRINCETON, NEW JERSEY 08543-9011

PROXY This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Susan Baker, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all of the shares of common stock of Mercury Select Growth Fund of Mercury Funds, Inc. (the “Fund”) held of record by the undersigned on April 22, 2002 at the Meeting of Shareholders of the Fund to be held at the offices of Fund Asset Management at 800 Scudders Mill Road, Plainsboro, New Jersey 08536 on July 12, 2002 at 9:00 a.m., Eastern Time, or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

By signing and dating the reverse side, you authorize the proxies to vote each proposal as marked, or if not marked, to vote “FOR” the proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return the card at once in the enclosed envelope. Alternatively, you may vote your shares by following the phone or Internet instructions on the reverse side.

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MERCURY SELECT GROWTH FUND OF MERCURY FUNDS, INC. 4800 DEER LAKE DR. EAST JACKSONVILLE, FL 32246-6484

To vote by Telephone

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-680-8863
3)	Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

To vote by Internet

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to Website www.proxyvote.com
3)	Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

To vote by Mail

1)	Read the Proxy Statement.
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	MRLNCH	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MERCURY SELECT GROWTH FUND OF MERCURY FUNDS, INC.

Please mark boxes in blue or black ink. Sign, Date and Return the proxy card promptly using the enclosed envelope.

The Board of Directors Recommends a Vote For the following:

1)	To approve or disapprove the Agreement and Plan of Reorganization between Mercury Select Growth Fund and Turner Large Cap Growth Opportunities Fund as described in the accompanying proxy statement and prospectus.	For Against Abstain |_| |_| |_|

2)	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Special Meeting and the Accompanying Proxy Statement is hereby acknowledged.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name by president of other authorized officer. If a partnership, please sign in partnership name by authorized persons.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date

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STATEMENT OF ADDITIONAL INFORMATION

TURNER LARGE CAP GROWTH OPPORTUNITIES FUND, A SERIES OF TURNER FUNDS 1235 Westlakes Drive, Suite 350 Berwyn, Pennsylvania 19312 (800) 224-6312

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus of Mercury Select Growth Fund (the “Mercury Fund”) and Turner Large Cap Growth Opportunities Fund, dated May 30, 2002 (the “Proxy Statement/Prospectus”), which has been filed with the Securities and Exchange Commission (the “Commission”) and can be obtained, without charge, by calling the Turner Large Cap Growth Opportunities Fund at 1-800-224-6312, or by writing the Turner Large Cap Growth Opportunities Fund at the respective address referenced above. This Statement of Additional Information has been incorporated by reference into the Proxy Statement/Prospectus.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

Further information about the Mercury Fund is contained in the Mercury Fund’s Annual Report to Shareholders for the fiscal year ended September 30, 2001 and the Semi-Annual Report to Shareholders for the six months ended March 31, 2002. The Mercury Fund’s Annual Report is incorporated herein by reference and is being mailed to shareholders separately. The Mercury Fund’s Semi-Annual Report is incorporated herein by reference and has been mailed to shareholders as of a recent date.

The date of this Statement of Additional Information is May 30, 2002. The Commission maintains a website (http://www.sec.gov) that contains the prospectus and statement of additional information of the Mercury Fund and the preliminary prospectus and preliminary statement of additional information of the Turner Large Cap Growth Opportunities Fund, other material incorporated by reference and other information regarding the Mercury Fund and the Turner Large Cap Growth Opportunities Fund.

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GENERAL INFORMATION

The shareholders of the Mercury Select Growth Fund, a series of Mercury Funds, Inc., a Maryland corporation, are being asked to approve or disapprove a proposal to reorganize Mercury Select Growth Fund into a substantially similar fund that is being created by Turner Funds, called Turner Large Cap Growth Opportunities Fund. The Reorganization involves four basic steps. First, since the Mercury Fund invests all of its assets in the corresponding Portfolio of Mercury Master Trust in a “master/feeder” structure, the Mercury Fund will receive a distribution of all of the assets and liabilities of the Portfolio in return for the Mercury Fund’s interests in the Portfolio in a “redemption-in-kind” transaction. Immediately after this redemption, the Mercury Fund will transfer substantially all of its assets and liabilities to Turner Large Cap Growth Opportunities Fund. Simultaneously, Turner Large Cap Growth Opportunities Fund will open an account for shareholders of the Mercury Fund, crediting such shareholders with Class I shares of Turner Large Cap Growth Opportunities Fund with the same aggregate net asset value as the Mercury Fund shares owned immediately prior to the Reorganization. Finally, the Mercury Fund’s existence will terminate. The Turner Large Cap Growth Opportunities Fund is an open-end management investment company organized as a portfolio of the Turner Funds, a Massachusetts business trust. A Special Meeting of Shareholders of the Mercury Fund to consider the Reorganization will be held at 800 Scudders Mill Road, Plainsboro, New Jersey, on July 12, 2002, at 9:00 a.m. Eastern time. For detailed information about the Reorganization and the Turner Large Cap Growth Opportunities Fund, shareholders of the Mercury Fund should refer to the Proxy Statement/Prospectus.

A Special Meeting of the Mercury Fund’s shareholders to consider the Reorganization will be held at the offices of Fund Asset Management, L.P. at 800 Scudders Mill Road, Plainsboro, New Jersey 08536. The approximate mailing date of the Proxy Statement/Prospectus is June 12, 2002.

ADDITIONAL INFORMATION ABOUT THE TURNER LARGE CAP GROWTH OPPORTUNITIES FUND

Turner Funds

The Turner Large Cap Growth Opportunities Fund is a separate series of Turner Funds (formerly, TIP Funds), an open-end management investment company established as a Massachusetts business trust under an Agreement and Declaration of Trust dated January 26, 1996, and amended and restated on February 21, 1997 and August 17, 2001 (“Declaration of Trust”), which consists of both diversified and non-diversified funds. The Declaration of Trust permits Turner Funds to offer separate series of units of beneficial interest (the “shares”) and separate classes of funds. The Turner Large Cap Growth Opportunities Fund is a separate mutual fund and each share of the Turner Large Cap Growth Opportunities Fund represents an equal proportionate interest in the Turner Large Cap Growth Opportunities Fund. Please see “Description of Shares” for more information.

From its inception on January 31, 1997 until June, 2000, the Turner Large Cap Growth Opportunities Fund operated as the Turner Large Cap Growth Equity Fund, a portfolio of the TIP Funds (now, the Turner Funds) that was advised by Turner Investment Partners. On June 19, 2000, the Turner Large Cap Growth Equity Fund was reorganized into the Mercury Select Growth Fund, which is advised by Fund Asset Management, LP, an affiliate of Merrill Lynch & Co., Inc. At that time, Turner Investment Partners, Inc. (sometimes referred to as “Turner”) became the subadviser to the Mercury Select Growth Fund, for which it provides the day-to-day investment management services. If the Reorganization is approved by shareholders of the Mercury Select Growth Fund (the “Mercury Fund”), the Mercury Fund will be reorganized into the Turner Large Cap Growth Opportunities Fund.

Investment Objectives

Turner Large Cap Growth Opportunities Fund — The Turner Large Cap Growth Opportunities Fund seeks capital appreciation.

There can be no assurance that the Turner Large Cap Growth Opportunities Fund will achieve its investment objective.

Investment Policies

Turner Large Cap Growth Opportunities Fund — The Turner Large Cap Growth Opportunities Fund invests primarily (and, under normal market conditions, at least 80% of its total assets) in common stocks and other equity securities of U.S. companies with very large market capitalizations that Turner Investment Partners believes have strong earnings growth potential. This policy may be changed by the Board of Trustees, upon 60 days’ notice to shareholders. Large cap companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell Top 200 Growth Index, the Turner Large Cap Growth Opportunities Fund’s current benchmark. The Turner Large Cap Growth Opportunities Fund may also purchase securities of other mid-to-large capitalization companies that Turner believes offer growth potential. Any remaining assets may be invested in securities of mid- to large- capitalization companies, warrants and rights to purchase common stocks, and the Fund may invest up to 10% of its total assets in American Depositary Receipts. The Turner Large Cap Growth Opportunities Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The Turner Large Cap Growth Opportunities Fund may purchase shares of other investment companies and foreign securities.

General Investment Policies

The Turner Large Cap Growth Opportunities Fund may purchase securities on a when-issued basis and borrow money.

The Turner Large Cap Growth Opportunities Fund may enter into futures and options transactions.

The Turner Large Cap Growth Opportunities Fund may invest up to 15% of its net assets in illiquid securities.

The Turner Large Cap Growth Opportunities Fund may purchase convertible securities.

The Turner Large Cap Growth Opportunities Fund may enter into repurchase agreements.

The Turner Large Cap Growth Opportunities Fund may purchase fixed income securities, including variable and floating rate instruments and zero coupon securities.

The Turner Large Cap Growth Opportunities Fund may purchase Rule 144A securities and other restricted securities.

The Turner Large Cap Growth Opportunities Fund may purchase obligations of supranational entities.

The Turner Large Cap Growth Opportunities Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including US government securities, bank obligations, commercial paper rated in the highest rating category by an NRSRO and repurchase agreements involving the foregoing securities), shares of money market investment companies (to the extent permitted by applicable law and subject to certain restrictions) and cash.

Description of Permitted Investments and Risk Factors

The Turner Large Cap Growth Opportunities Fund may invest in each of the investments listed below, or engage in each of the investment techniques listed below unless otherwise indicated.

American Depositary Receipts (“ADRs”)

ADRs are securities, typically issued by a US financial institution (a “depositary”), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

Asset-Backed Securities

Asset-backed securities are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

Borrowing

The Turner Large Cap Growth Opportunities Fund may borrow money equal to 5% of its total assets for temporary purposes to meet redemptions or to pay dividends. Borrowing may exaggerate changes in the net asset value of the Turner Large Cap Growth Opportunities Fund’s shares and in the return on the Fund’s portfolio. Although the principal of any borrowing will be fixed, the Turner Large Cap Growth Opportunities Fund’s assets may change in value during the time the borrowing is outstanding. The Turner Large Cap Growth Opportunities Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. The Turner Large Cap Growth Opportunities Fund may be required to

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earmark or segregate liquid assets in an amount sufficient to meet its obligations in connection with such borrowings. In an interest rate arbitrage transaction, the Turner Large Cap Growth Opportunities Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate. These transactions involve a number of risks, including the risk that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates.

Convertible Securities

Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics of both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

Derivatives

Derivatives are securities that derive their value from other securities, financial instruments or indices. The following are considered derivative securities: options on futures, futures, options (e.g., puts and calls), swap agreements, mortgage-backed securities (e.g., collateralized mortgage obligations (“CMOs”), real estate mortgage investment conduits (“REMICs”), interest-only (“IOs”) and principal-only (“POs”), when issued securities and forward commitments, floating and variable rate securities, convertible securities, “stripped” US Treasury securities (e.g., receipts and separately traded registered interested and principal securities (“STRIPs”), privately issued stripped securities (e.g., TGRs, TRs, and CATs). See later in the “Description of Permitted Investments” for discussions of these various instruments.

Equity Securities

Equity securities include common stocks, preferred stocks, warrants, rights to acquire common or preferred stocks, and securities convertible into or exchangeable for common stocks. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which an equity fund invests will cause the net asset value of the Fund to fluctuate. An investment in an equity fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

Fixed Income Securities

The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by an NRSRO in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but will affect the investing fund’s net asset value.

Investment grade bonds include securities rated BBB- by S& P or Baa by Moody’s, which may be regarded as having speculative characteristics as to repayment of principal. If a portfolio security is downgraded, Turner will review the situation and take appropriate action.

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Forward Foreign Currency Contracts

The Turner Large Cap Growth Opportunities Fund may enter into forward foreign currency contracts to manage foreign currency exposure and as a hedge against possible variations in foreign exchange rates. The Turner Large Cap Growth Opportunities Fund may enter into forward foreign currency contracts to hedge a specific security transaction or to hedge a portfolio position. These contracts may be bought or sold to protect the Turner Large Cap Growth Opportunities Fund, to some degree, against possible losses resulting from an adverse change in the relationship between foreign currencies and the US dollar. The Turner Large Cap Growth Opportunities Fund also may invest in foreign currency futures and in options on currencies. Forward foreign currency contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. The Turner Large Cap Growth Opportunities Fund may enter into a contract to sell, for a fixed amount of US dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Fund to establish a rate of exchange for a future point in time. At the maturity of a forward contract, the Turner Large Cap Growth Opportunities Fund may either sell a Fund security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader, obligating the Fund to purchase, on the same maturity date, the same amount of the foreign currency. The Turner Large Cap Growth Opportunities Fund may realize a gain or loss from currency transactions.

When entering into a contract for the purchase or sale of a security in a foreign currency, the Turner Large Cap Growth Opportunities Fund may enter into a forward foreign currency contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the United States dollar or other foreign currency.

Also, when Turner anticipates that a particular foreign currency may decline substantially relative to the United States dollar or other leading currencies, in order to reduce risk, the Turner Large Cap Growth Opportunities Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of its securities denominated in such foreign currency. With respect to any such forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward currency contracts may offer protection from losses resulting from declines in value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. The Turner Large Cap Growth Opportunities Fund will also incur costs in connection with forward foreign currency contracts and conversions of foreign currencies into United States dollars. The Turner Large Cap Growth Opportunities Fund will place assets in a segregated account to assure that its obligations under forward foreign currency contracts are covered.

Futures Contracts and Options on Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Turner Large Cap Growth Opportunities Fund may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. The Turner Large Cap Growth Opportunities Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national

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futures exchanges. In addition, the Turner Large Cap Growth Opportunities Fund will only sell covered futures contracts and options on futures contracts.

Stock and bond index futures are futures contracts for various stock and bond indices that are traded on registered securities exchanges. Stock and bond index futures contracts obligate the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made.

Stock and bond index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock or bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks or bonds comprising the index is made; generally contracts are closed out prior to the expiration date of the contracts.

No price is paid upon entering into futures contracts. Instead, the Turner Large Cap Growth Opportunities Fund would be required to deposit an amount of cash or US Treasury securities known as “initial margin.” Subsequent payments, called “variation margin,” to and from the broker, would be made on a daily basis as the value of the futures position varies (a process known as “marking to market”). The margin is in the nature of a performance bond or good-faith deposit on a futures contract.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.

The Turner Large Cap Growth Opportunities Fund may enter into futures contracts and options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission (“CFTC”), as long as, to the extent that such transactions are not for “bona fide hedging purposes,” the aggregate initial margin and premiums on such positions (excluding the amount by which such options are in the money) do not exceed 5% of the Fund’s net assets and that such contracts do not exceed 15% of the Fund’s net assets. The Turner Large Cap Growth Opportunities Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce the Turner Large Cap Growth Opportunities Fund’s exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact the Turner Large Cap Growth Opportunities Fund’s return.

In order to avoid leveraging and related risks, when the Turner Large Cap Growth Opportunities Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities, equal to the market value of the futures positions held, less margin deposits, in a segregated account with its custodian. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.

Illiquid Securities

Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on the Turner Large Cap Growth Opportunities Fund’s books. Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with maturities of over seven days in length. The Turner Large Cap Growth Opportunities Fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter,

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including privately placed securities. Investing in such unlisted emerging country equity securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Turner Fund, or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Turner Large Cap Growth Opportunities Fund may be required to bear the expenses of registration.

In addition, the Turner Large Cap Growth Opportunities Fund believes that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and other similar situations (collectively, “special situations”) could enhance the Fund’s capital appreciation potential. To the extent these investments are deemed illiquid, the Turner Large Cap Growth Opportunities Fund’s investment in them will be consistent with their 15% restriction on investment in illiquid securities. Investments in special situations and certain other instruments may be liquid, as determined by the Turner Large Cap Growth Opportunities Fund’s adviser based on criteria approved by its Board of Trustees.

Initial Public Offerings (“IPOs”)

Due to the typically small size of the IPO allocation available to the Turner Large Cap Growth Opportunities Fund and the nature and market capitalization of the companies involved in IPOs, Turner will often purchase IPO shares that would qualify as a permissible investment for the Fund but will, instead, decide to allocate those IPO purchases to other funds Turner advises. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Turner Large Cap Growth Opportunities Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling shares, the Turner Large Cap Growth Opportunities Fund may realize taxable capital gains that it will subsequently distribute to shareholders.

Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

Investment Company Shares

The Turner Large Cap Growth Opportunities Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Turner Large Cap Growth Opportunities Fund. The Turner Large Cap Growth Opportunities Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Under applicable regulations, the Turner Large Cap Growth Opportunities Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one

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investment company represent more than 5% of the Fund’s total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund. See also “Investment Limitations.”

Leveraging

Leveraging the Turner Large Cap Growth Opportunities Fund creates an opportunity for increased net income, but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of the Turner Large Cap Growth Opportunities Fund’s shares and in the yield on the Fund’s portfolio. Although the principal of such borrowings will be fixed, the Turner Large Cap Growth Opportunities Fund’s assets may change in value during the time the borrowing is outstanding. Leveraging creates interest expenses for the Turner Large Cap Growth Opportunities Fund which could exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest that the Fund will have to pay, the Turner Large Cap Growth Opportunities Fund’s net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Turner Large Cap Growth Opportunities Fund will be less than if leveraging were not used, and therefore the amount available for distribution to stockholders as dividends will be reduced. Because the Securities and Exchange Commission staff believes both reverse repurchase agreements and dollar roll transactions are collateralized borrowings, the Securities and Exchange Commission staff believes that they create leverage, which is a speculative factor. The requirement that such transactions be fully collateralized by assets segregated or earmarked by the Turner Large Cap Growth Opportunities Fund’s Custodian imposes a practical limit on the leverage these transactions create.

Lower Rated Securities

The Turner Large Cap Growth Opportunities Fund may invest in lower-rated bonds commonly referred to as “junk bonds” or high-yield/high-risk securities. Lower rated securities are defined as securities rated below the fourth highest rating category by a NRSRO. Such obligations are speculative and may be in default. There may be no bottom limit on the ratings of high-yield securities that may be purchased or held by the Turner Large Cap Growth Opportunities Fund. Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting issuers than are more highly rated securities, which primarily react to movements in the general level of interest rates. The market values of fixed-income securities tend to vary inversely with the level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but the market’s perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, Turner could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore the Turner Trust may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Turner Large Cap Growth Opportunities Fund’s net asset value.

Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, the Turner Large Cap Growth Opportunities Fund may have to replace the security with a lower

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yielding security, resulting in a decreased return for investors. If the Turner Large Cap Growth Opportunities Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund’s investment portfolio and increasing the exposure of the Fund to the risks of high yield securities.

Growth of High-Yield, High-Risk Bond Market: The widespread expansion of government, consumer and corporate debt within the US economy has made the corporate sector more vulnerable to economic downturns or increased interest rates. Further, an economic downturn could severely disrupt the market for lower rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. The market for lower-rated securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit the Turner Large Cap Growth Opportunities Fund’s ability to sell such securities at their market value. In addition, the market for these securities may be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.

Sensitivity to Interest Rate and Economic Changes: Lower rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would aversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the Turner Large Cap Growth Opportunities Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and the Fund’s net asset value.

Payment Expectations: High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the Turner Large Cap Growth Opportunities Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond’s value will decrease in a rising interest rate market, as will the value of the Turner Large Cap Growth Opportunities Fund’s assets. If the Turner Large Cap Growth Opportunities Fund experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Fund’s rate of return.

Taxes: The Turner Large Cap Growth Opportunities Fund may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by the Turner Large Cap Growth Opportunities Fund and therefore is subject to the distribution requirements of the tax code even though the Fund has not received any interest payments on such obligations during that period. Because the original issue discount earned by the Turner Large Cap Growth Opportunities Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

Money Market Instruments

Money market securities are high-quality, dollar-denominated, short-term debt instruments. They consist of: (i) bankers’ acceptances, certificates of deposits, notes and time deposits of highly-rated US banks and US branches of foreign banks; (ii) US Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the US government; (iii) high-quality commercial paper issued by US and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by

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corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

Mortgage-Backed Securities

Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen- and thirty-year fixed rate mortgages, graduated payment mortgages, adjustable rate mortgages, and balloon mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages that underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

Government Pass-Through Securities: These are securities that are issued or guaranteed by a US government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are the GNMA, Fannie Mae and Freddie Mac. Fannie Mae and Freddie Mac obligations are not backed by the full faith and credit of the US government as GNMA certificates are, but Fannie Mae and Freddie Mac securities are supported by the instrumentalities’ right to borrow from the US Treasury. GNMA, Fannie Mae and Freddie Mac each guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also each guarantee timely distributions of scheduled principal.

Private Pass-Through Securities: These are mortgage-backed securities issued by a non-governmental entity, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

Collateralized Mortgage Obligations (“CMOs”): CMOs are debt obligations of multiclass pass-through certificates issued by agencies or instrumentalities of the US government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date.

Real Estate Mortgage Investment Conduit (“REMIC”): A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”) and invests in certain mortgages principally secured by interests in real property. Guaranteed REMIC pass-through certificates issued by Fannie Mae or Freddie Mac represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, Freddie Mac or GNMA-guaranteed mortgage pass-through certificates.

Stripped Mortgage-Backed Securities (“SMBs”): SMBs are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments, while the other class may receive all of the principal payments. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities. The market for SMBs is not as fully developed as other markets; SMBs therefore may be illiquid.

Non-Diversification

The Turner Large Cap Growth Opportunities Fund is a non-diversified company, as defined in the Investment Company Act of 1940, as amended, which means that a relatively high percentage of assets of the Fund may be invested in the obligations of a limited number of issuers. Although Turner generally does not intend to invest more than 5% of the Turner Large Cap Growth Opportunities Fund’s assets in any single issuer (with the exception of securities that are issued or guaranteed by a national government), the value of the shares of the Fund may be more susceptible to a single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Turner Large Cap Growth Opportunities Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code, which requires that the Fund be diversified (i.e., not invest more than 5% of its assets in the securities of any one issuer) as to 50% of its assets.

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Obligations of Supranational Entities

Obligations of supranational entities are obligations of entities established through the joint participation of several governments, such as the Asian Development Bank, the Inter-American Development Bank, International Bank of Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.

Options

A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, the Turner Large Cap Growth Opportunities Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Turner Large Cap Growth Opportunities Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

The Turner Large Cap Growth Opportunities Fund may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. The Turner Large Cap Growth Opportunities Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Turner Large Cap Growth Opportunities Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund.

The Turner Large Cap Growth Opportunities Fund may write covered call options as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When the Turner Large Cap Growth Opportunities Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by the Turner Large Cap Growth Opportunities Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by the Turner Large Cap Growth Opportunities Fund is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

The Turner Large Cap Growth Opportunities Fund may purchase and write options on an exchange or over the counter. Over the counter options (“OTC options”) differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the SEC that OTC options are generally illiquid.

The Turner Large Cap Growth Opportunities Fund may purchase and write put and call options on foreign currencies (traded on US and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by the Turner Large Cap Growth Opportunities Fund will be “covered,” which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by the Turner Large Cap Growth Opportunities Fund, the Fund will establish a segregated account with its Custodian consisting of cash or

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liquid, high grade debt securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put.

The Turner Large Cap Growth Opportunities Fund may purchase and write put and call options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. The Turner Large Cap Growth Opportunities Fund may choose to terminate an option position by entering into a closing transaction. The ability of the Turner Large Cap Growth Opportunities Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

All options written on indices must be covered. When the Turner Large Cap Growth Opportunities Fund writes an option on an index, it will establish a segregated account containing cash or liquid securities with its Custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

The Turner Large Cap Growth Opportunities Fund will not engage in transactions involving interest rate futures contracts for speculation but only as a hedge against changes in the market values of debt securities held or intended to be purchased by the Fund and where the transactions are appropriate to reduce the Fund’s interest rate risks. There can be no assurance that hedging transactions will be successful. The Turner Large Cap Growth Opportunities Fund also could be exposed to risks if it cannot close out its futures or options positions because of any illiquid secondary market.

Futures and options have effective durations that, in general, are closely related to the effective duration of the securities that underlie them. Holding purchased futures or call option positions (backed by segregated cash or other liquid securities) will lengthen the duration of the Turner Large Cap Growth Opportunities Fund’s portfolio.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Portfolio Turnover

An annual portfolio turnover rate in excess of 100% may result from Turner’s investment strategy. Portfolio turnover rates in excess of 100% may result in the Turner Large Cap Growth Opportunities Fund paying higher transaction costs, including increased brokerage commissions. In addition to transaction costs, higher portfolio turnover may result in the realization of capital gains. As discussed under “Taxes,” to the extent net short-term capital gains are realized, any distrubutions resulting from such gains are considered ordinary income for federal income tax purposes. Please refer to the table under the section “Portfolio Transactions” for the Turner Large Cap Growth Opportunity Fund’s portfolio turnover rate.

Receipts

Receipts are interests in separately traded interest and principal component parts of US Government obligations that are issued by banks or brokerage firms and are created by depositing US Government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include “Treasury Receipts” (“TRs”), “Treasury Investment Growth Receipts” (“TIGRs”), “Liquid Yield Option Notes” (“LYONs”) and “Certificates of Accrual on Treasury Securities” (“CATS”). Lyons, TIGRs and CATS are interests in private proprietary accounts while TRs and Separately Traded Registered Interest and Principal Securities (“STRIPS”) are interests in accounts sponsored by the US Treasury. Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying securities.

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REITS

The Turner Large Cap Growth Opportunities Fund may invest in REITs, which pool investors’ money for investment in income producing commercial real estate or real estate related loans or interests.

A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. A shareholder in the Turner Large Cap Growth Opportunities Fund should realize that by investing in REITs indirectly through the Fund, he or she will bear not only his or her proportionate share of the expenses of the Fund, but also indirectly, similar expenses of underlying REITs.

The Turner Large Cap Growth Opportunities Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the Investment Company Act of 1940, as amended (the “1940 Act”).

Repurchase Agreements

Repurchase agreements are agreements by which the Turner Large Cap Growth Opportunities Fund obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by the Turner Large Cap Growth Opportunities Fund for purposes of its investment limitations. The repurchase agreements entered into by the Turner Large Cap Growth Opportunities Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (Turner monitors compliance with this requirement). Under all repurchase agreements entered into by the Turner Large Cap Growth Opportunities Fund, the Fund’s Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Turner Large Cap Growth Opportunities Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Turner Large Cap Growth Opportunities Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal

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and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller’s estate.

Reverse Dollar Roll Transactions

The Turner Large Cap Growth Opportunities Fund may enter into reverse dollar roll transactions, which involve a purchase by the Fund of an eligible security from a financial institution concurrently with an agreement by the Fund to resell a similar security to the institution at a later date at an agreed-upon price. Reverse dollar roll transactions are fully collateralized in a manner similar to loans of the Turner Large Cap Growth Opportunities Fund’s portfolio securities.

Reverse Repurchase Agreement and Dollar Roll Transactions

A reverse repurchase agreement involves a sale by the Turner Large Cap Growth Opportunities Fund of securities that it holds to a bank, broker-dealer or other financial institution concurrently with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date. A dollar roll transaction involves a sale by the Turner Large Cap Growth Opportunities Fund of an eligible security to a financial institution concurrently with an agreement by the Fund to repurchase a similar eligible security from the institution at a later date at an agreed-upon price. The Turner Large Cap Growth Opportunities Fund will fully collateralize its reverse repurchase agreements and dollar roll transactions in an amount at least equal to the Fund’s obligations under the reverse repurchase agreement or dollar roll transaction by cash or other liquid securities that the Fund’s Custodian segregates from other Fund assets. The Turner Large Cap Growth Opportunities Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements and dollar roll transactions may be viewed as a speculative form of borrowing called leveraging. See also “Leveraging.”

Rights

Rights give existing shareholders of a corporation the right, but not the obligation, to buy shares of the corporation at a given price, usually below the offering price, during a specified period.

Rule 144A Securities

Rule 144A securities are securities exempt from registration on resale pursuant to Rule 144A under the Securities Act of 1933 (“1933 Act”). Rule 144A securities are traded in the institutional market pursuant to this registration exemption, and, as a result, may not be as liquid as exchange-traded securities since they may only be resold to certain qualified institutional investors. Due to the relatively limited size of this institutional market, these securities may affect the Turner Large Cap Growth Opportunities Fund’s liquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Nevertheless, Rule 144A securities may be treated as liquid securities pursuant to guidelines adopted by the Turner Funds’ Board of Trustees.

Securities Lending

In order to generate additional income, the Turner Large Cap Growth Opportunities Fund may lend its securities pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash or securities of the US government or its agencies equal to at least 100% of the market value of the loaned securities. The Turner Large Cap Growth Opportunities Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

Securities of Foreign Issuers

The Turner Large Cap Growth Opportunities Fund may invest in securities of foreign issuers with a strong US trading presence and in sponsored and unsponsored ADRs. Investments in the securities of foreign issuers may subject the

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Turner Large Cap Growth Opportunities Fund to investment risks that differ in some respects from those related to investments in securities of US issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation than are those in the United States. Investments in securities of foreign issuers are frequently denominated in foreign currencies and the value of the Turner Large Cap Growth Opportunities Fund’s assets measured in US dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Moreover, investments in emerging market nations may be considered speculative, and there may be a greater potential for nationalization, expropriation or adverse diplomatic developments (including war) or other events that could adversely affect the economies of such countries or investments in such countries.

Short Sales

A short sale is “against the box” if at all times during which the short position is open, the Turner Large Cap Growth Opportunities Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Turner Large Cap Growth Opportunities Fund with respect to the securities that are sold short.

Sovereign Debt

The cost of servicing sovereign debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing or other factors, a governmental obligor may default on its obligations. If such an event occurs, the Turner Large Cap Growth Opportunities Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Telecommunications Securities

The economic prospects of telecommunications companies can dramatically fluctuate due to regulatory and competitive environment changes around the world. Most products or services provided by telecommunications companies require substantial investment and are subject to competitive obsolescence. Telecommunications companies are particularly subject to political and currency risks. Changes in governmental policies, such as telephone and cable regulations, and the need for regulatory approvals may have an adverse effect on the products, services and securities of telecommunications companies. Some telecommunications companies may not have an established history of revenue or earnings at the time of purchase. As a result, dividend income, if any, is likely to be incidental.

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US Government Agency Obligations

Certain federal agencies, such as the GNMA, have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the United States government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies’ right to borrow from the Treasury. The issues of other agencies are supported by the credit of the instrumentality (e.g., Fannie Mae securities).

US Government Securities

US government securities are bills, notes and bonds issued by the US government and backed by the full faith and credit of the United States.

US Treasury Obligations

US Treasury Obligations are bills, notes and bonds issued by the US Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as separately traded registered interested and principal securities (“STRIPS”) and coupons under book entry safekeeping (“CUBES”).

Variable and Floating Rate Instruments

Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

Warrants

Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.

When-Issued and Delayed Delivery Securities

When-issued or delayed delivery securities are subject to market fluctuations due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although the Turner Large Cap Growth Opportunities Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its investment portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

Zero Coupon Securities

Zero coupon obligations are debt securities that do not bear any interest, but instead are issued at a deep discount from par. The value of a zero coupon obligation increases over time to reflect the interest accredited. Such obligations will not result in the payment of interest until maturity, and will have greater price volatility than similar securities that are issued at par and pay interest periodically.

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Investment Limitations

Fundamental Policies

The following investment limitations are fundamental policies of the Turner Large Cap Growth Opportunities Fund which cannot be changed with respect to the Turner Large Cap Growth Opportunities Fund without the consent of the holders of a majority of the Turner Large Cap Growth Opportunities Fund’s outstanding shares. The term “majority of the outstanding shares” means the vote of (i) 67% or more of the Turner Large Cap Growth Opportunities Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Turner Large Cap Growth Opportunities Fund are present or represented by proxy, or (ii) more than 50% of the Turner Large Cap Growth Opportunities Fund’s outstanding shares, whichever is less.

The Turner Large Cap Growth Opportunities Fund may not:

1. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Turner Large Cap Growth Opportunities Fund to purchase securities or require the Turner Large Cap Growth Opportunities Fund to segregate assets are not considered to be borrowings. Asset coverage of at least 300% is required for all borrowings, except where the Turner Large Cap Growth Opportunities Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. The Turner Large Cap Growth Opportunities Fund will not purchase securities while its borrowings exceed 5% of its total assets.

2. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Turner Large Cap Growth Opportunities Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

3. Purchase or sell real estate, physical commodities, or commodities contracts, except that the Turner Large Cap Growth Opportunities Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

4. Issue senior securities as defined in the 1940 Act except as permitted by rule, regulation or order of the SEC.

5. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

6. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments obligations issued or guaranteed by the US government or its agencies and instrumentalities.

7. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

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The foregoing percentages (except with respect to the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security.

Non-Fundamental Policies

The following investment limitations are non-fundamental policies of the Turner Large Cap Growth Opportunities Fund and may be changed with respect to the Turner Large Cap Growth Opportunities Fund by its Board of Trustees.

The Turner Large Cap Growth Opportunities Fund may not:

1. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Turner Large Cap Growth Opportunities Fund’s fundamental limitation on borrowing.

2. Invest in companies for the purpose of exercising control.

3. Purchase securities on margin or effect short sales, except that the Turner Large Cap Growth Opportunities Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales “against the box” or in compliance with the SEC’s position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

4. Invest its assets in securities of any investment company, except as permitted by the 1940 Act.

5. Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

6. Enter into futures contracts and options on futures contracts except as permitted by guidelines in the Turner Large Cap Growth Opportunities Fund’s statement of additional information.

In addition, the Turner Large Cap Growth Opportunities Fund will invest no more than 5% of its net assets in short sales, futures contracts, options and investment company securities.

Unregistered securities sold in reliance on the exemption from registration in Section 4(2) of the 1933 Act and securities exempt from registration on re-sale pursuant to Rule 144A of the 1933 Act may be treated as liquid securities under procedures adopted by Turner Funds’ Board of Trustees.

The Turner Large Cap Growth Opportunities Fund’s Adviser

Turner Investment Partners, Inc., 1235 Westlakes Drive, Suite 350, Berwyn, Pennsylvania 19312, is a professional investment management firm founded in March, 1990. Robert E. Turner is the Chairman and controlling shareholder of Turner. As of March 31, 2002, Turner had discretionary management authority with respect to approximately $9 billion of assets. Turner has provided investment advisory services to investment companies since 1992.

Turner serves as the investment adviser for the Turner Large Cap Growth Opportunities Fund under an investment advisory agreement (the “Turner Advisory Agreement”). Under the Turner Advisory Agreement, Turner makes the investment decisions for the assets of the Turner Large Cap Growth Opportunities Fund and continuously reviews, supervises and administers the Turner Large Cap Growth Opportunities

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Fund’s investment program, subject to the supervision of, and policies established by, the Trustees of Turner Funds.

The Turner Advisory Agreement provides that Turner shall not be protected against any liability to Turner Funds or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Turner Advisory Agreement provides that if, for any fiscal year, the ratio of expenses of the Turner Large Cap Growth Opportunities Fund (including amounts payable to Turner but excluding interest, taxes, brokerage, litigation, and other extraordinary expenses) exceeds limitations established by any state in which the shares of the Turner Large Cap Growth Opportunities Fund are registered, Turner will bear the amount of such excess. Turner will not be required to bear expenses of the Turner Large Cap Growth Opportunities Fund to an extent that would result in the Turner Large Cap Growth Opportunities Fund’s inability to qualify as a regulated investment company under provisions of the Code.

The Turner Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of Turner Funds or, with respect to the Turner Large Cap Growth Opportunities Fund, by a majority of the outstanding shares of the Turner Large Cap Growth Opportunities Fund, on not less than 30 days’ nor more than 60 days’ written notice to Turner, or by Turner on 90 days’ written notice to Turner Funds.

Board Considerations in Approving the Turner Advisory Agreement

The continuance of the Turner Advisory Agreement as to the Turner Large Cap Growth Opportunities Fund after the first two years must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Turner Large Cap Growth Opportunities Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the Turner Advisory Agreement or “interested persons” (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Turner Advisory Agreement for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from Turner. The Trustees use this information, as well as information that other Turner Large Cap Growth Opportunities Fund service providers may submit to the Board, to help them decide whether to renew the Turner Advisory Agreement for another year.

Before this year’s meeting in February 2002, the Board requested and received written materials from Turner about (a) the quality of Turner’s investment management and other services; (b) Turner’s investment management personnel; (c) Turner’s operations and financial condition; (d) Turner’s brokerage practices (including any soft dollar arrangements) and other investment strategies; (e) the level of the advisory fees that Turner charges the Turner Large Cap Growth Opportunities Fund compared with the fees it charges to comparable mutual funds or accounts (if any); (f) the Turner Large Cap Growth Opportunities Fund’s overall fees and operating expenses compared with similar mutual funds; (g) the level of Turner’s profitability from its Turner Large Cap Growth Opportunities Fund-related operations; (h) Turner’s compliance systems; (i) Turner’s policies on and compliance procedures for personal securities transactions; (j) Turner’s reputation, expertise and resources in domestic financial markets; and (k) the Turner Large Cap Growth Opportunities Fund’s performance compared with similar mutual funds.

At the meeting, representatives from Turner presented additional oral and written information to the Trustees to help the Trustees evaluate Turner’s advisory fee and other aspects of the Turner Advisory Agreement. Other Turner Large Cap Growth Opportunities Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that they received before the meeting and Turner’s oral presentation and any other information that the Trustees received at the meeting, and deliberated on the renewal of the Turner Advisory Agreement in light of this information. In its deliberations, the Trustees did not identify any single piece of information that was all-important or controlling.

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Based on the Board’s deliberations and its evaluation of the information described above, the Trustees, including all of the non-interested Trustees, unanimously: (a) concluded that terms of the Turner Advisory Agreement are fair and reasonable; (b) concluded that Turner’s fees are reasonable in light of the services that Turner provides to the Fund; and (c) agreed to renew the Turner Advisory Agreement for another year.

For the fiscal years ended September 30, 1999, 2000 and 2001 the Turner Large Cap Growth Opportunities Fund paid the following advisory fees:
	Advisory Fees Paid
	1999	2000	2001
Turner Large Cap Growth Opportunities Fund	$56,778	$232,255[1]	$82,266

(1)	Since June 19, 2000, the Turner Large Cap Growth Opportunities Fund operated as the Mercury Select Growth Fund, a portfolio of Mercury Funds, Inc. Fund Asset Management served as the Mercury Select Growth Fund’s investment adviser, and Turner served as the sub-adviser. For the period October 1, 1999 to June 18, 2000, and for the period June 19, 2000 to September 30, 2000, $170,043 (of which $44,302 was waived) and $62,212 were paid to Turner and Fund Asset Management, respectively, by the Fund.

Additionally, for the fiscal year ended September 30, 1999 the Turner Large Cap Growth Opportunities Fund was reimbursed other expenses by Turner in the amount of $49,999. For the period June 19, 2000 to September 30, 2000, the Fund was reimbursed other expenses by Fund Asset Management in the amount of $141,406, and for the fiscal year ended September 30, 2001, the Fund was reimbursed other expenses by Fund Asset Management in the amount of $331,403.

The Administrator

Turner Funds and Turner Investment Partners, Inc. (the “Turner Administrator”) have entered into an administration agreement (the “Turner Administration Agreement”) which took effect on October 1, 2001. Upon completion of the Reorganization, the Turner Administrator shall perform or supervise the performance of other administrative services, such as regulatory or performance reporting, fund accounting and related accounting services, in connection with the operation of the Turner Large Cap Growth Opportunities Fund. The Turner Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by Turner Funds in connection with the matters to which the Turner Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Turner Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. Under the Turner Administration Agreement, Turner may enter into agreements with service providers to provide administration services to Turner Funds. The Turner Administration Agreement shall remain in effect for a period of two (2) years after its effective date and shall continue in effect for successive periods of one (1) year unless terminated by either party on not less than 90 days’ prior written notice to the other party.

After the initial two year period, the continuance of the Turner Administration Agreement must be specifically approved at least annually (i) by the vote of a majority of the Turner Trustees or by the vote of a majority of the outstanding voting securities of the Turner Trust, and (ii) by the vote of a majority of the Trustees of Turner Funds who are not parties to the Turner Administration Agreement or an “interested person” (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.

The previous Turner administrator, SEI Investments Mutual Fund Services (“SIMFS”) is a Delaware business trust that has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SIMFS

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serves as the Trust’s Sub-Administrator. SEI Investments Management Corporation (“SIMC”), a wholly-owned subsidiary of SEI Investments Company (“SEI Investments”), is the owner of all beneficial interest in SIMFS. SEI Investments and its subsidiaries and affiliates, including SIMC, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers.

For the fiscal years ended September 30, 1999, 2000 and 2001 the Fund paid the following administrative fees (net of waivers):

	Administrative Fees Paid
	1999	2000	2001
Turner Large Cap Growth Opportunities Fund	$65,307[1]	$76,184[2]	$41,439[3]

(1)	During the fiscal year ended September 30, 1999, and from the period October 1, 1999 until June 18, 2000, SIMFS served as Administrator to Turner Funds. Turner became the Turner Funds’ Administrator on October 1, 2001.
(2)	Since June 19, 2000 the Turner Large Cap Growth Opportunities Fund has operated as the Mercury Select Growth Fund, a portfolio of Mercury Funds, Inc., whose administrator is Fund Asset Management, LP For the period October 1, 1999 to June 18, 2000, and for the period June 19, 2000 to September 30, 2000, $45,078 and $31,106 was paid to SIMFS and Fund Asset Management, LP, respectively.
(3)	For the fiscal year ended September 30, 2001, the administration fee was waived.

Distribution And Shareholder Services

Turner Investment Distributors, Inc. (the “Turner Distributor,” formerly CCM Securities, Inc.), and Turner Funds are parties to a distribution agreement (the “Turner Distribution Agreement”) with respect to the Turner Large Cap Growth Opportunities Fund. Turner Investment Distributors, Inc.’s principal place of business is 1235 Westlakes Drive, Suite 350, Berwyn, PA 19312. The Turner Distributor is a registered broker-dealer subsidiary of Turner Investment Partners, Inc.

The Turner Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually. The Turner Distribution Agreement may be terminated by the Turner Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Turner Distribution Agreement or by a majority vote of the outstanding securities of Turner Funds upon not more than 60 days’ written notice by either party or upon assignment by the Turner Distributor.

Trustees and Officers of Turner Funds

     The overall business and affairs of Turner Funds are managed by the Turner Funds’ Board of Trustees. The Trustees approve all significant agreements between Turner Funds and persons or companies furnishing services to Turner Funds, including the Turner Funds’ agreements with its investment advisor, custodian and distributor. In carrying out their duties, the Trustees follow the provisions of the Laws of the Commonwealth of Massachusetts. The day-to-day operations of Turner Funds are delegated to the Turner Funds’ officers and to the Advisor.

The Trustees and Executive Officers of Turner Funds, their respective dates of birth, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and each Executive Officer is Turner Investment Partners, 1235 Westlakes Drive, Suite 350, Berwyn, PA 19312. All Trustees and Officers of Turner Funds oversee all funds of Turner Funds, which includes the Turner Large Cap Growth Opportunities Fund, a total of twenty-one funds.

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Interested Trustee:

Robert E. Turner* (45; Trustee since 1996) — Chairman and Chief Investment Officer of Turner Investment Partners since 1990.

Non-Interested Trustees:

Alfred C. Salvato (44; Trustee since 1996) — Treasurer, Thomas Jefferson University Health Care Pension Fund, since 1995, and Assistant Treasurer, 1988-1995.

Janet F. Sansone (56; Trustee since 1997) — Self-employed. Consultant since 1999. Senior Vice President of Human Resources of Frontier Corporation (telecommunications company) (1993-1999).

John T. Wholihan (64; Trustee since 1996) — Director, TDK Mediactive — Professor, Loyola Marymount University, since 1984.

Executive Officers:

Stephen J. Kneeley (39; President and Chief Executive Officer since 1997) — Turner Investment Distributors, Inc. Director, President and Co-Chief Executive Officer of Turner Investment Partners — Chief Operating Officer of Turner Investment Partners, 1990-2001.

John H. Grady, Jr. (40; Vice President & Secretary since 2001) — General Counsel and Chief Operating Officer of Turner Investment Partners since 2001. Turner Investment Distributors, Inc. President, Chief Operating Officer since September 2001. Partner, Morgan, Lewis & Bockius LLP (law firm), October 1995-January 2001.

Janet Rader Rote (41; Vice President and Assistant Secretary since 1997) — Director of Compliance of Turner Investment Partners, since 1992.

Brian M. Ferko (31; Vice President & Assistant Secretary since 2000) — Turner Investment Distributors, Inc. Vice President, Director of Mutual Fund Administration and Operations for Turner Funds since 1997. Relationship Manager, SEI Investments (1995-1997). Registered Representative for SEI Investments Distribution Co. since 1995.

Todd B. Cipperman (35; Vice President and Assistant Secretary since 1996) — Vice President and Assistant Secretary of SEI Investments since 1995. Previously, Associate, Dewey Ballantine (law firm), 1994-1995. Associate, Winston and Strawn (law firm), 1991-1994.

Peter Golden (37; Controller and Chief Financial Officer since 2001) — Director of Funds Accounting of SEI Investments since June 2001; Previously, Vice President of Fund Administration, J.P. Morgan Chase & Co., March 2000 to April 2001; Vice President, Fund and Pension Accounting, June 1997 to March 2000; Administration Officer/Mutual Fund Servicing Brown Brothers Harriman, May 1993 to June 1997.

Lydia A. Gavalis (37; Vice President and Assistant Secretary since 1999) — Vice President and Assistant Secretary of SEI Investments since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.

William E. Zitelli, Jr. (33; Vice President and Assistant Secretary since 2000) — Vice President and Assistant Secretary of SEI Investments since August 2000. Vice President, Merrill Lynch & Co. Asset

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Management Group (1998-2000). Associate at Pepper Hamilton LLP (law firm), 1997-1998. Associate at Reboul, MacMurray, Hewitt, Maynard & Kristol (law firm), 1994-1997.

Timothy D. Barto (34; Vice President and Assistant Secretary since 2000) — Employed by SEI Investments since October 1999. Vice President and Assistant Secretary of SEI Investments since December 1999. Associate at Dechert Price & Rhoads (law firm), 1997-1999. Associate at Richter, Miller & Finn (law firm), 1994-1997.

Christine M. McCullough (41; Vice President and Assistant Secretary since 2000) — Employed by SEI Investments since November 1, 1999. Vice President and Assistant Secretary of SEI Investments since December 1999. Associate at White and Williams LLP (law firm), 1991-1999. Associate at Montgomery, McCracken, Walker & Rhoads (law firm), 1990-1991.

Diane J. Drake (34; Vice President and Assistant Secretary since 2001) — Deputy Counsel for Turner Investment Partners since October 2001. Previously, Associate, Stradley, Ronon, Stevens & Young, LLP (law firm), June 1998-October 2001. Staff Attorney, Rodney Square Management Corporation, November 1996-June 1998.

* Mr. Robert Turner is a Trustee who may be deemed to be an “interested person” of Turner Funds as the term is defined in the 1940 Act. Mr. Turner is interested by virtue of his controlling ownership interest in Turner Investment Partners, Inc. and as Chairman and Chief Investment Officer of Turner Investment Partners, Inc.

Turner Trust Board Standing Committees. The Board of Turner Funds has established the following standing committees:
•	Audit Committee. The Board has a standing Audit Committee that is composed of each of the non-interested Trustees of Turner Funds. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Turner Funds’ independent auditor and whether to terminate this relationship; reviewing the independent auditors’ compensation, the proposed scope and terms of its engagement, and the firm’s independence; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors’ opinion, any related management letter, management’s responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Turner Funds’ Administrator that are material to Turner as a whole, if any, and management’s responses to any such reports; reviewing the Turner Funds’ audited financial statements and considering any significant disputes between the Turner Funds’ management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Turner Funds’ senior internal accounting executive, if any, the independent auditors’ report on the adequacy of the Turner Funds’ internal financial controls; reviewing, in consultation with the Turner Funds’ independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Turner Funds’ financial statements; and other audit related matters. Messrs. Salvato and Wholihan and Ms. Sansone currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary and met one time in the most recently completed fiscal year.
•	Fair Value Pricing Committee. The Board has a standing Fair Value Pricing Committee that is composed of at least one independent Trustee and various representatives of the Turner Funds’ service

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providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee’s determinations are reviewed by the Board. Messrs. Salvato, Grady and Ferko serve as members of the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met ten times in the most recently completed fiscal year.

Turner Large Cap Growth Opportunities Fund Shares Owned By Trustees. The following table shows a dollar amount range of each Trustee’s “beneficial ownership” of shares of the Turner Funds as of December 31, 2001. Dollar ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934.

Name	Dollar Range of Turner Large Cap Growth Opportunities Fund Shares	Aggregate Dollar Range of Shares of All Turner Funds
Robert Turner [1]	$0	over $100,000
Alfred C. Salvato	$0	$0
Janet F. Sansone	$0	$1-$10,000
John T. Wholihan	$0	$1-$10,000

1	Mr. Robert Turner, is a Trustee who may be deemed to be an “interested person” of Turner Funds as the term is defined in the 1940 Act. Mr. Turner is interested by virtue of his controlling ownership interest in Turner Investment Partners, Inc. and as Chairman and Chief Investment Officer of Turner Investment Partners, Inc.

Ownership in Securities of Turner and Related Companies

As reported to the Turner Large Cap Growth Opportunities Fund, the information in the following table reflects ownership by the non-interested Trustees and their immediate family members of certain securities as of December 31, 2001. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment adviser or principal underwriter of the Turner Large Cap Growth Opportunities Fund and any persons (other than a registered investment company) directly or indirectly controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

Trustee	Owner and Relationship to Trustee	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Alfred C. Salvato	N/A	None	N/A	N/A	N/A
Janet F. Sansone	N/A	None	N/A	N/A	N/A
John T. Wholihan	N/A	None	N/A	N/A	N/A

The Board holds regular quarterly meetings each year, and the Trustees receive annual compensation from Turner Funds for serving on the Board and attending such meetings. Turner Funds does not compensate the Trustees who are officers or employees of Turner. The independent Trustees receive an annual retainer of $5,400 payable quarterly. In addition, independent Trustees receive $675 for each regular or special in person board meeting and $350 for any special board meeting held by telephone. Trustees are reimbursed for travel and other out-of-pocket expenses in connection with the attendance of Board meetings. Turner Funds does not offer any retirement benefits for Trustees. During the fiscal year ended September 30, 2001, there were four regular meetings and one special meeting of the Board of Trustees. The then current Trustees received the following compensation from Turner Funds:

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Name of Person, Position	Aggregate Compensation From Turner Funds for the Fiscal Year Ended September 30, 2001	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Turner Funds and Fund Complex Paid to Trustees for the Fiscal Year Ended September 30, 2001
Robert Turner [1]	$0	N/A	N/A	$0 for service on two Boards
Alfred C. Salvato [2]	$15,500	N/A	N/A	$21,200 for service on two Boards
Janet F. Sansone [2]	$14,000	N/A	N/A	$14,000 for service on one Board
Richard Hocker [3]	$0	N/A	N/A	$0 for service on one Board
Michael Jones [3]	$0	N/A	N/A	$0 for service on one Board
John T. Wholihan [2]	$14,000	N/A	N/A	$14,000 for service on one Board

1	Mr. Robert Turner, is a Trustee who may be deemed to be an “interested person” of Turner Funds as the term is defined in the 1940 Act. Mr. Turner is interested by virtue of his controlling ownership interest in Turner Investment Partners, Inc. and as Chairman and Chief Investment Officer of Turner Investment Partners, Inc. Turner Funds pays fees only to the Trustees who are not interested persons of the Trust. Compensation of officers and interested persons of Turner Funds is paid by Turner Investment Partners.
2	Member of the Audit Committee.
3	Mr. Hocker resigned from the Board of Trustees on May 18, 2001. Mr. Jones resigned from the Board of Trustees on August 17, 2001.

As of May 1, 2002, the Trustees and Officers of Turner Funds own less than 1% of the outstanding shares of Turner Funds.

Computation of Yield and Total Return

From time to time Turner Funds may advertise yield and total return of the Turner Large Cap Growth Opportunities Fund. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields or returns. The yield of the Turner Large Cap Growth Opportunities Fund refers to the annualized income generated by an investment in the Turner Large Cap Growth Opportunities Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated in each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

Yield = 2[((a-b)/cd + 1)[6] — 1] where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

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The total return of the Turner Large Cap Growth Opportunities Fund, both before and after taxes, refers to the average compounded rate of return on a hypothetical investment for designated time periods (including but not limited to, the period from which the Turner Large Cap Growth Opportunities Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return before taxes will be calculated according to the following formula: P (1 † T)[n] = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return (before taxes); n = number of years; and ERV = ending redeemable value as of the end of the designated time period. Total return after taxes on distributions will be calculated according to the following formula: P (1 † T)[n] = ATVD, where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distributions); n = number of years; and ATVD = ending redeemable value as of the end of the designated time period, after taxes on fund distributions, but not after taxes on redemption. Total return after taxes on distributions and redemption will be calculated according to the following formula: P (1 † T)[n] = ATVDR where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distributions); n = number of years; and ATVDR = ending redeemable value as of the end of the designated time period, after taxes on fund distributions and on redemption. Each of the above formulas assumes a hypothetical $1,000 payment made at the beginning of the designated time period.

Based on the foregoing, the average annual total return before taxes, after taxes on distributions, and after taxes on distributions and redemption for the Mercury Select Growth Fund’s Class I, A, B and C shares, from inception through September 30, 2001, and for the one year period ended September 30, 2001 were as follows:

Average Annual Total Return (Before Taxes)[1]		Average Annual Total Return (After Taxes on Distributions)[1]		Average Annual Total Return (After Taxes on Distributions and Redemptions)[1]
One Year	Since Inception	One Year	Since Inception	One Year	Since Inception
Class I
Class A
Class B
Class C

1	From its inception on January 31, 1997 until its reorganization in June 2000, the Turner Large Cap Growth Opportunities Fund operated as the Turner Large Cap Growth Equity Fund, a portfolio of the TIP Funds. From June 2000 to September 31, 2001, the Fund operated as the Mercury Select Growth Fund.

Purchase and Redemption of Turner Large Cap Growth Opportunities Fund Shares

Purchases and redemptions may be made through DST Systems, Inc., P.O. Box 219805, Kansas City, Missouri 64121-9805, (the “Transfer Agent”) on days when the New York Stock Exchange is open for business. Currently, the days on which the Turner Large Cap Growth Opportunities Fund is closed for business are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of the Turner Large Cap Growth Opportunities Fund are offered on a continuous basis.

It is currently Turner Funds’ policy to pay all redemptions in cash. Turner Funds retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions, and may have to pay taxes on capital gains from the sale.

The Turner Large Cap Growth Opportunities Fund’s net asset value per share is computed once daily, Monday through Friday, at 4:00 p.m. Eastern Time except when the Fund is not open for business, days during which the Fund receives no

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purchase or redemption orders, customer holidays and on days when the New York Stock Exchange is closed.

Turner Funds reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Turner Large Cap Growth Opportunities Fund’s securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. Turner Funds also reserves the right to suspend sales of shares of the Turner Large Cap Growth Opportunities Fund for any period during which the New York Stock Exchange, Turner, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

The Turner Large Cap Growth Opportunities Fund may participate in fund “supermarket” arrangements. In such an arrangement, a program is made available by a broker or other institution (a sponsor) that allows investors to purchase and redeem shares of the Turner Large Cap Growth Opportunities Fund through the sponsor of the fund supermarket. In connection with these supermarket arrangements, the Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. In turn, the brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. As such, the Turner Large Cap Growth Opportunities Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order. The customer order will be priced at the Turner Large Cap Growth Opportunities Fund’s net asset value next computed after accepted by an authorized broker or the broker’s authorized designee. In addition, a broker may charge transaction fees on the purchase and/or sale of Fund shares. Also in connection with fund supermarket arrangements, the performance of the Turner Large Cap Growth Opportunities Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available and compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Turner Funds’ annual report contains additional performance information and will be made available to investors upon request and without charge.

Determination of Net Asset Value

The securities of the Turner Large Cap Growth Opportunities Fund are valued under the direction of the Turner Administrator. The Turner Administrator or its delegates may use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as on trade quotations obtained from third parties. However, the pricing service may use a matrix system to determine valuations of fixed income securities. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures used by the pricing service and its valuation are reviewed by the officers of Turner Funds under the general supervision of the Trustees.

If market prices are unavailable or believed to be unreliable, the Sub-Administrator will make a good faith determination as to the “fair value” of the security using procedures approved by the Trustees.

The Turner Large Cap Growth Opportunities Fund may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Turner Large Cap Growth Opportunities Fund does not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell Turner Large Cap Growth Opportunities Fund shares.

Securities with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization of maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this

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method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price the Turner Large Cap Growth Opportunities Fund would receive if it sold the instrument.

Taxes

The following is only a summary of certain tax considerations generally affecting the Turner Large Cap Growth Opportunities Fund and their shareholders. No attempt is made to present a detailed explanation of the federal, state, or local tax treatment of the Turner Large Cap Growth Opportunities Fund or their shareholders and the discussion is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors about their own tax situations, including their foreign, state and local tax liabilities.

Federal Income Tax

The following is only a summary of certain additional federal tax considerations generally affecting the Turner Large Cap Growth Opportunities Fund and its shareholders that are not discussed in the Turner Large Cap Growth Opportunities Fund’s Prospectus. The discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The Turner Large Cap Growth Opportunities Fund intends to qualify as a “regulated investment company” (“RIC”) as defined under subchapter M of the Code. By following such a policy, the Turner Large Cap Growth Opportunities Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify for treatment as a RIC under the Code, the Turner Large Cap Growth Opportunities Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) (“Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Turner Large Cap Growth Opportunities Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, or certain other income (including gains from options, futures or forward contracts); (ii) at the close of each quarter of the Turner Large Cap Growth Opportunities Fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Turner Large Cap Growth Opportunities Fund’s assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Turner Large Cap Growth Opportunities Fund’s taxable year, not more than 25% of the value of its assets may be invested in securities (other than US government securities or the securities of other RICs) of any one issuer, or of two or more issuers which are engaged in the same, similar or related trades or business if the Turner Large Cap Growth Opportunities Fund owns at least 20% of the voting power of such issuers.

Notwithstanding the Distribution Requirement described above, which requires only that the Turner Large Cap Growth Opportunities Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Turner Large Cap Growth Opportunities Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short-and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.

The Turner Large Cap Growth Opportunities Fund intends to make sufficient distributions to avoid liability for the federal excise tax. The Turner Large Cap Growth Opportunities Fund may in certain circumstances be required to liquidate fund investments in order to make

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sufficient distributions to avoid federal excise tax liability at a time when Turner might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Turner Large Cap Growth Opportunities Fund to satisfy the requirements for qualification as a RIC.

Any gain or loss recognized on a sale, exchange or redemption of shares of the Turner Large Cap Growth Opportunities Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than one year, and otherwise will be treated as short term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. Long-term capital gains are currently taxed at a maximum rate of 20% and short-term capital gains are currently taxed at ordinary income tax rates.

For corporate investors in the Turner Large Cap Growth Opportunities Fund, dividend distributions the Turner Large Cap Growth Opportunities Fund designates to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the Fund was a regular corporation.

In certain cases, the Turner Large Cap Growth Opportunities Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a US person (including a US resident alien).

If the Turner Large Cap Growth Opportunities Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Turner Large Cap Growth Opportunities Fund’s current and accumulated earnings and profits, and such distributions may generally be eligible for the corporate dividends-received deduction.

The Turner Large Cap Growth Opportunities Fund may, in certain circumstances involving tax-free reorganizations, accept securities that are appropriate investments as payment for Fund shares (an “In-Kind Purchase”). An In-Kind Purchase may result in adverse tax consequences under certain circumstances to either the investors transferring securities for shares (“In-Kind Investors”) or to investors who acquire shares of the Turner Large Cap Growth Opportunities Fund after a transfer (“new shareholders”). As a result of an In-Kind Purchase, the Turner Large Cap Growth Opportunities Fund may acquire securities that have appreciated in value or depreciated in value from the date they were acquired. If appreciated securities were to be sold after an In-Kind Purchase, the amount of the gain would be taxable to new shareholders as well as to In-Kind Investors. The effect of this for new shareholders would be to tax them on a distribution that represents a return of the purchase price of their shares rather than an increase in the value of their investment. The effect on In-Kind Investors would be to reduce their potential liability for tax on capital gains by spreading it over a larger asset base. The opposite may occur if the Fund acquires securities having an unrealized capital loss. In that case, In-Kind Investors will be unable to utilize the loss to offset gains, but, because an In-Kind Purchase will not result in any gains, the inability of In-Kind Investors to utilize unrealized losses will have no immediate tax effect. For new shareholders, to the extent that unrealized losses are realized by the Turner Large Cap Growth Opportunities Fund, new shareholders may benefit by any reduction in net tax liability attributable to the losses. Turner cannot predict whether securities acquired in any In-Kind Purchase will have unrealized gains or losses on the date of the In-Kind Purchase. Consistent with investment advisory duties, Turner will, however, take tax consequences to investors into account when making decisions to sell portfolio assets, including the impact of realized capital gains on shareholders of the Turner Large Cap Growth Opportunities Fund.

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The Turner Large Cap Growth Opportunities Fund may use a tax management technique known as “highest in, first out.” Using this technique, the portfolio holdings that have experienced the smallest gain or largest loss are sold first in an effort to minimize capital gains and enhance after-tax returns.

State Taxes

No Turner Large Cap Growth Opportunities Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by the Turner Large Cap Growth Opportunities Fund to shareholders and the ownership of shares may be subject to state and local taxes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the US government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in GNMA or Fannie Mae securities, banker’s acceptances, commercial paper, and repurchase agreements collateralized by US government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Portfolio Transactions

Turner is authorized to select brokers and dealers to effect securities transactions for the Turner Large Cap Growth Opportunities Fund. Turner will seek to obtain the most favorable net results by taking into account various factors, including price, commission, size of the transactions and difficulty of executions, the firm’s general execution and operational facilities and the firm’s risk in positioning the securities involved. While Turner generally seeks reasonably competitive spreads or commissions, the Turner Large Cap Growth Opportunities Fund will not necessarily be paying the lowest spread or commission available. Turner seeks to select brokers or dealers that offer the Fund best price and execution or other services that benefit the Turner Large Cap Growth Opportunities Fund.

Turner Investment Partners has contractually agreed to waive fees and reimburse expenses to keep Turner Large Cap Growth Opportunities Fund’s annual net total operating expenses for Class I shares from exceeding 1.25%. This arrangement has a one-year term. In addition, Turner Investment Partners has arrangements with certain broker-dealers who have agreed to pay certain expenses of Turner Large Cap Growth Opportunities Fund in return for the direction of a portion of the fund’s brokerage business. Any reduction in expenses as a result of these arrangements will be made after Turner Investment Partner’s contractual fee waiver has been taken into account.

Turner may, consistent with the interests of the Turner Large Cap Growth Opportunities Fund, select brokers on the basis of the research services provided to Turner. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by Turner will be in addition to and not in lieu of the services required to be performed by Turner under the Turner Advisory Agreement. If, in the judgment of Turner, the Turner Large Cap Growth Opportunities Fund or other accounts managed by Turner will be benefited by supplemental research services, Turner is authorized to pay brokerage commissions to a broker furnishing such services that are in excess of commissions that another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of Turner will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively, or at all, with respect to the Turner Large Cap Growth Opportunities Fund or account generating the brokerage, and there can be no guarantee that Turner will find all of such services of value in advising the Turner Fund.

It is expected that the Turner Large Cap Growth Opportunities Fund may execute brokerage or other agency transactions through the Turner Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934 and rules promulgated by the SEC. Under these provisions, the Turner Distributor is permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the Turner Trust and the Turner Distributor expressly permitting the Turner Distributor to receive and retain such compensation. These rules further require that commissions paid to the Turner Distributor by the Turner Large Cap Growth Opportunities Fund for exchange

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transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts that are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Turner Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Turner Distributor and will review these procedures periodically.

It is not the Turner Large Cap Growth Opportunities Fund’s practice to allocate brokerage or principal business on the basis of sales of its shares made through broker-dealers. However, Turner may place portfolio orders with qualified broker-dealers who recommend the Turner Large Cap Growth Opportunities Fund’s shares to clients, and may, when a number of brokers and dealers can provide best net results on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.

For the fiscal years ended September 30, 1999, 2000 and 2001 the Turner Large Cap Growth Opportunities Fund’s portfolio turnover rates was as follows:

	Portfolio Turnover Rate
	1999	2000	2001
Turner Large Cap Growth Opportunities Fund	370.71%	131.19%	400.04%

The difference in portfolio turnover between 2000 and 2001 was largely due to the Turner Large Cap Growth Opportunities Fund’s reorganization in June 2000 from a TIP Fund (currently, “Turner Funds”) to the Mercury Fund.

The brokerage commissions paid by the Turner Large Cap Growth Opportunities Fund for the fiscal years ended September 30, 1999, 2000 and 2001 was as follows:

	Total Dollar Amount of Brokerage Commissions Paid
	1999	2000	2001
Turner Large Cap Growth Opportunities Fund	$43,087	$67,793*	$92,704*

*	For the period June 19, 2000 to September 30, 2000 and the fiscal year October 1, 2000 to September 30, 2001, the brokerage commissions were paid by Mercury Select Growth Fund, a portfolio of Mercury Funds, Inc.

Voting

Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Shares issued by the Turner Large Cap Growth Opportunities Fund have no preemptive, conversion, or subscription rights. The Turner Large Cap Growth Opportunities Fund, as a separate series of the Trust, votes separately on matters affecting only the Turner Large Cap Growth Opportunities Fund. Voting rights are not cumulative. Shareholders of the Turner Large Cap Growth Opportunities Fund will vote separately on matters pertaining solely to the Turner Large Cap Growth Opportunities Fund. As a Massachusetts business trust, Turner Funds is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of Turner Funds and for the election of Trustees under certain circumstances.

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In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of Turner Funds. In the event that such a meeting is requested, Turner Funds will provide appropriate assistance and information to the shareholders requesting the meeting.

Where the Turner Funds’ Prospectuses or Statements of Additional Information state that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of (1) 67% or more of the affected Turner Large Cap Growth Opportunities Fund’s shares present at a meeting if the holders of more than 50% of the outstanding shares of the Turner Large Cap Growth Opportunities Fund are present or represented by proxy, or (ii) more than 50% of the affected Turner Large Cap Growth Opportunities Fund’s outstanding shares, whichever is less.

Description of Turner Large Cap Growth Opportunities Fund Shares

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Upon liquidation, shares are entitled to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Turner Funds may create additional series of shares or separate classes of funds. All consideration received by Turner Funds for shares of any portfolio or separate class and all assets in which such consideration is invested would belong to that portfolio or separate class and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

Turner Large Cap Growth Opportunities Fund Shareholder Liability

Turner Funds is an entity of the type commonly known as a Massachusetts business trust. Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, Turner Funds were held to be a partnership, the possibility of the shareholders’ incurring financial loss for that reason appears remote because the Turner Funds’ Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Turner Funds, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of Turner Funds or the Trustees, and because the Declaration of Trust provides for indemnification out of Turner Funds property for any shareholder held personally liable for the obligations of Turner Funds.

Limitation of Trustees’ Liability

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that Turner Funds will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with Turner Funds unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of Turner Funds. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

Turner Codes of Ethics

The Board of Trustees of Turner Funds has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, Turner and the Turner Distributor have adopted Codes of Ethics pursuant to

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employees (“access persons”). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

Control Persons and Principal Shareholders of Turner Large Cap Growth Opportunities Fund

To the knowledge of the Turner Large Cap Growth Opportunities Fund, no person or entities owned beneficially 5% or more of the Turner Large Cap Growth Opportunities Fund’s shares as of December 28, 2001.

Turner Custodian

First Union National Bank, Broad and Chestnut Streets, PO Box 7618, Philadelphia, Pennsylvania 19101 acts as the custodian (the “Custodian”) of the Turner Funds. The Custodian holds cash, securities and other assets of Turner Funds as required by the 1940 Act.

Turner Independent Auditors

The Turner Funds’ independent auditors, Ernst & Young LLP, audit the Turner Funds’ annual financial statements and review the Trust’s tax returns. Ernst & Young, LLP is located at 2001 Market Street, Philadelphia, Pennsylvania 19103, and serves as independent auditors to Turner Funds.

Turner Legal Counsel

Morgan, Lewis & Bockius LLP, located at 1701 Market Street, Philadelphia, Pennsylvania, 19103, serves as counsel to Turner Funds.

Mercury Select Growth Fund Board Approval

On March 15, 2002, the Board of Directors of Mercury Funds, Inc. approved a plan to reorganize the Mercury Select Growth Fund into a similar fund that is being created by Turner Funds called the Turner Large Cap Growth Opportunities Fund, subject to shareholder and regulatory approval.

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FINANCIAL STATEMENTS

Unaudited Pro Forma financial statements reflecting consummation of the Reorganization are not included because the Turner Large Cap Growth Opportunities Fund is a newly created investment portfolio of Turner Funds.

Audited financial statements and accompanying notes for the fiscal year ended September 30, 2001 for the Mercury Fund and the independent auditors’ report thereon are incorporated herein by reference from the Mercury Fund’s Annual Report to Shareholders, which is being mailed to shareholders separately. Unaudited financial statements and accompanying notes for the six months ended March 31, 2002 for the Mercury Fund are incorporated herein by reference from the Mercury Fund’s Semi-Annual Report to Shareholders, which has been mailed to shareholders as of a recent date

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